As filed with the U.S. Securities and Exchange Commission on April 22, 2008

Registration No. 333-71136

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-4834

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 POST EFFECTIVE AMENDMENT NO. 8  ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 AMENDMENT NO. 24  ☒

John Hancock Life Insurance Company (U.S.A.)

SEPARATE ACCOUNT A

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW JOHN HANCOCK PLACE BOSTON, MA 02117

(Name and complete address of agent for service)

Copy to: THOMAS C. LAUERMAN, ESQ.

Jorden Burt LLP 1025 Thomas Jefferson Street, N.W.

Suite 400 East Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 28, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 28, 2008

John Hancock Life Insurance Company (U.S.A.)

Separate Account A

SPVL

A Modified Single Premium Variable Life Insurance Policy

500 Index	Fundamental Value	Mid Cap Value
500 Index B	Global	Money Market
Active Bond	Global Allocation	Natural Resources
All Cap Core	Global Bond	Optimized All Cap
All Cap Growth	Global Real Estate	Optimized Value
All Cap Value	Health Sciences	Pacific Rim
American Asset Allocation	High Yield	PIMCO VIT All Asset
American Blue Chip Income and Growth	Income & Value	Real Estate Securities
American Bond	Index Allocation	Real Return Bond
American Growth	International Core	Science & Technology
American Growth-Income	International Equity Index A	Small Cap
American International	International Opportunities	Small Cap Index
Blue Chip Growth	International Small Cap	Small Cap Opportunities
Capital Appreciation	International Value	Small Cap Value
Capital Appreciation Value	Investment Quality Bond	Small Company Value
Classic Value	Large Cap	Strategic Bond
Core Allocation Plus	Large Cap Value	Strategic Income
Core Bond	Lifestyle Aggressive	Total Return
Core Equity	Lifestyle Balanced	Total Stock Market Index
Disciplined Diversification	Lifestyle Conservative	U.S. Core
Emerging Growth	Lifestyle Growth	U.S. Government Securities
Emerging Small Company	Lifestyle Moderate	U.S. High Yield Bond
Equity-Income	Mid Cap Index	U.S. Large Cap
Financial Services	Mid Cap Intersection	Utilities
Franklin Templeton Founding Allocation	Mid Cap Stock	Value

* * * * * * * * * * * *

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SPVL 4/2008

2

This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different.

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

3

RISKS/BENEFITS SUMMARY

Benefits

Some of the benefits of purchasing the Policy are described below.

Death Benefit Protection: This prospectus describes variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Tax Deferred Accumulation: Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Investment Options: In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.

Flexibility: You may select additional policy riders. You are able to select, monitor, and change investment choices within your policy.

Access To Your Policy Values: Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. However, if the Policy is a MEC, any withdrawal (including a loan) may be taxable.

Risks

Some of the risks of purchasing the Policy are described below.

Fluctuating Investment Performance: Policy Value invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the Portfolio prospectuses. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment: The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse: There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the Lapse Protection Benefit. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

Decreasing Death Benefit: Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender: There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

Adverse Tax Consequences: You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

Except for certain Policies issued in exchange for a policy which is not a modified endowment contract (a “MEC”), the Policy will be treated as a MEC for Federal income tax purposes. As a result, any loan, partial withdrawal, assignment, pledge, lapse or surrender of the Policy (or any loan, partial withdrawal, assignment or pledge of the Policy within two years before the Policy becomes a MEC) may be subject to income tax and a 10% penalty tax.

4

FEE TABLES

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you surrender the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Surrender Charge (Load)	Upon withdrawal, surrender or Policy lapse	10%[1]
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed	$5.00
		Current	$0.00
Asset Allocation Balancer	Upon transfer	Guaranteed	$15.00
		Current	$0.00

1	The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge. The maximum surrender charge is 10% for Policy Year 1. Surrender charges for Policy Years 2 and after are set forth below.

Policy Year	Surrender Charge	Policy Year		Surrender Charge
1	10.00%	6		5.00%
2	9.00%	7		4.00%
3	8.00%	8		3.00%
4	7.00%	9		1.50%
5	6.00%	10	+	0.00%

If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charges deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 55 year old preferred non-smoking male)	$0.18 per $1,000 of the net amount at risk
Premium Load	Monthly	0.03% of Policy Value (equivalent to 0.36% annually)[2] during the first 10 Policy Years
Mortality and Expense Risk Charge	Monthly	0.08% monthly[3].

5

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Administration Charge	Monthly	$7.50 plus 0.01% monthly
Loan Interest Rate (Net)	Annually	Preferred Loans	0%
		Nonpreferred Loans	2%
1	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.

2	If additional premium payments are made, the 0.03% premium load for a particular payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment.

3	In Policy Years 1-10. Thereafter the charge is 0.03% monthly (0.30% annually).

The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio’s average net assets for 2007. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for the portfolios.

Annual Operating Expense of the Portfolios (Expenses that are Deducted from Portfolio Assets)
	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each of the portfolios. Except as indicated in the footnotes at the end of the table, the expenses are expressed as a percentage of the portfolio’s average net assets for the fiscal year ending December 31, 2007. Except for the 500 Index B portfolio, all of the portfolios shown in the table are Series 1 shares that are subject to Rule 12b-1 fees. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for the portfolio.

Portfolio Annual Expenses

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Fund Operating Expenses
500 Index[3,14]	0.46%	0.05%	0.03%	0.00%	0.54%	0.00%	0.54%
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.05%	0.03%	0.00%	0.68%	0.00%	0.68%
All Cap Core[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%
All Cap Growth[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
All Cap Value[3]	0.83%	0.05%	0.07%	0.00%	0.95%	0.00%	0.95%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.05%	0.02%	0.00%	0.88%	0.00%	0.88%
Capital Appreciation[3]	0.73%	0.05%	0.04%	0.00%	0.82%	0.00%	0.82%
Capital Appreciation Value[3,6]	0.85%	0.05%	0.11%	0.00%	1.01%	0.00%	1.01%
Classic Value[3]	0.80%	0.05%	0.07%	0.00%	0.92%	0.00%	0.92%
Core Allocation Plus[3,6]	0.92%	0.05%	0.14%	0.00%	1.11%	0.00%	1.11%
Core Bond[3]	0.64%	0.05%	0.11%	0.00%	0.80%	0.01%	0.79%
Core Equity[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%

6

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Fund Operating Expenses
Disciplined Diversification[3,6,8]	0.80%	0.05%	0.14%	0.00%	0.99%	0.24%	0.75%
Emerging Growth[3]	0.80%	0.05%	0.17%	0.00%	1.02%	0.00%	1.02%
Emerging Small Company[3]	0.97%	0.05%	0.05%	0.00%	1.07%	0.00%	1.07%
Equity-Income[3,7]	0.81%	0.05%	0.03%	0.00%	0.89%	0.00%	0.89%
Financial Services[3]	0.81%	0.05%	0.05%	0.00%	0.91%	0.00%	0.91%
Franklin Templeton Founding Allocation[6,9]	0.05%	0.05%	0.03%	0.86%	0.99%	0.05%	0.94%
Fundamental Value[3]	0.76%	0.05%	0.04%	0.00%	0.85%	0.00%	0.85%
Global[3,10,11,12]	0.81%	0.05%	0.11%	0.00%	0.97%	0.01%	0.96%
Global Allocation[3]	0.85%	0.05%	0.11%	0.05%	1.06%	0.00%	1.06%
Global Bond[3]	0.70%	0.05%	0.11%	0.00%	0.86%	0.00%	0.86%
Global Real Estate[3,6]	0.93%	0.05%	0.13%	0.00%	1.11%	0.00%	1.11%
Health Sciences[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
High Yield[3]	0.66%	0.05%	0.04%	0.00%	0.75%	0.00%	0.75%
Income and Value[3]	0.80%	0.05%	0.06%	0.00%	0.91%	0.00%	0.91%
Index Allocation[6,13]	0.05%	0.05%	0.03%	0.53%	0.66%	0.06%	0.60%
International Core[3]	0.89%	0.05%	0.13%	0.00%	1.07%	0.00%	1.07%
International Equity Index A3, 14	0.53%	0.05%	0.03%	0.01%	0.62%	0.01%	0.61%
International Opportunities[3]	0.87%	0.05%	0.12%	0.00%	1.04%	0.00%	1.04%
International Small Cap[3]	0.91%	0.05%	0.21%	0.00%	1.17%	0.00%	1.17%
International Value[3,10]	0.81%	0.05%	0.16%	0.00%	1.02%	0.02%	1.00%
Investment Quality Bond[3]	0.59%	0.05%	0.07%	0.00%	0.71%	0.00%	0.71%
Large Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.01%	0.79%
Large Cap Value[3]	0.81%	0.05%	0.04%	0.00%	0.90%	0.00%	0.90%
Lifestyle Aggressive	0.04%	0.05%	0.02%	0.87%	0.98%	0.00%	0.98%
Lifestyle Balanced	0.04%	0.05%	0.02%	0.82%	0.93%	0.00%	0.93%
Lifestyle Conservative	0.04%	0.05%	0.02%	0.76%	0.87%	0.00%	0.87%
Lifestyle Growth	0.04%	0.05%	0.02%	0.85%	0.96%	0.00%	0.96%
Lifestyle Moderate	0.04%	0.05%	0.02%	0.80%	0.91%	0.00%	0.91%
Mid Cap Index[3,14]	0.47%	0.05%	0.03%	0.00%	0.55%	0.01%	0.54%
Mid Cap Intersection[3]	0.87%	0.05%	0.06%	0.00%	0.98%	0.00%	0.98%
Mid Cap Stock[3]	0.84%	0.05%	0.05%	0.00%	0.94%	0.01%	0.93%
Mid Cap Value[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
Money Market[3]	0.48%	0.05%	0.03%	0.00%	0.56%	0.01%	0.55%
Natural Resources[3]	1.00%	0.05%	0.08%	0.00%	1.13%	0.00%	1.13%
Optimized All Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.00%	0.80%
Optimized Value[3]	0.65%	0.05%	0.04%	0.00%	0.74%	0.00%	0.74%
Pacific Rim[3]	0.80%	0.05%	0.27%	0.00%	1.12%	0.01%	1.11%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.05%	0.03%	0.00%	0.78%	0.00%	0.78%
Real Return Bond[3,16,17]	0.68%	0.05%	0.06%	0.00%	0.79%	0.00%	0.79%
Science and Technology[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
Small Cap[3]	0.85%	0.05%	0.09%	0.01%	1.00%	0.01%	0.99%
Small Cap Index[3,14]	0.48%	0.05%	0.03%	0.00%	0.56%	0.00%	0.56%
Small Cap Opportunities[3]	0.99%	0.05%	0.04%	0.00%	1.08%	0.00%	1.08%
Small Cap Value[3]	1.06%	0.05%	0.05%	0.00%	1.16%	0.00%	1.16%
Small Company Value[3,7]	1.02%	0.05%	0.04%	0.00%	1.11%	0.00%	1.11%
Strategic Bond[3]	0.67%	0.05%	0.07%	0.00%	0.79%	0.00%	0.79%
Strategic Income[3]	0.69%	0.05%	0.09%	0.00%	0.83%	0.00%	0.83%

7

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Fund Operating Expenses
Total Return[3,11,16]	0.69%	0.05%	0.06%	0.00%	0.80%	0.00%	0.80%
Total Stock Market Index[3,14]	0.48%	0.05%	0.04%	0.00%	0.57%	0.01%	0.56%
U.S. Core[3]	0.76%	0.05%	0.05%	0.00%	0.86%	0.01%	0.85%
U.S. Government Securities[3]	0.61%	0.05%	0.07%	0.00%	0.73%	0.00%	0.73%
U.S. High Yield Bond[3]	0.73%	0.05%	0.05%	0.00%	0.83%	0.01%	0.82%
U.S Large Cap[3]	0.82%	0.05%	0.03%	0.00%	0.90%	0.00%	0.90%
Utilities[3,6]	0.82%	0.05%	0.15%	0.00%	1.02%	0.01%	1.01%
Value[3]	0.74%	0.05%	0.04%	0.00%	0.83%	0.00%	0.83%
1.	Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

2.	John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

3.

Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009. See the Trust prospectus for information on the participating portfolios.

4.	Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

5.	The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

6.	For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

7.	T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

8

8.	The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

9.	The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

10.	The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

11.	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.

12.	The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

13.	The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

14.	The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

15.	Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

16.	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

17.	The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

9

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, and American Bond portfolios invests in shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, Growth, and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index	MFC Global Investment Management (U.S.A.) Limited	Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the Index 500 Fund’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics as securities that are in the S&P 500 Index.

10

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.
Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*
All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.
American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.
American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

11

American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.
American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.
American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*
American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

12

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.
Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% - 75%
		Fixed Income Securities: 30%	25% - 35%
Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.
Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small-capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

13

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.
Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).
High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Moody’s Ba through C

Standard & Poor’s BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.
Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

14

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad -based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.
Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

15

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.
Money Market	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

16

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.
PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*
Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

17

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.
Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.
U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

18

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.
U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).
Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*
*”

Dow Jones Wilshire 5000 Index®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.”Russell 1000,®” “Russell 2000,®” “Russell 2500,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index	—	$25 million to $468.29 billion
MSCI All Country World Ex US Index	—	$56 million to $309 billion
Russell 1000 Index	—	$302 million to $468.29 billion
Russell 2000 Index	—	$25 million to $7.68 billion
Russell 2500 Index	—	$25 million to $16.12 billion
Russell 3000 Index	—	$25 million to $468.29 billion
Russell MidCap Index	—	$302 million to $49.3 billion
Russell MidCap Value Index	—	$463 million to $49.3 billion
S&P 500 Index	—	$744 million to $468.29 billion
S&P MidCap 400 Index	—	$302 million to $11.13 billion
S&P SmallCap 600 Index	—	$65 million to $5.26 billion

19

POLICY SUMMARY

General

This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy’s provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.

Death Benefits

The Policy provides a death benefit. The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

Premiums

The Policy permits the payment of a large initial premium. The initial premium may be 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount). However, in the case of simplified underwriting, and in order to qualify for the Lapse Protection Benefit, 100% of the Guideline Single Premium is required. The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under “Premium Payments — Subsequent Premiums.” Premiums will be allocated, according to your instructions and at the Company’s discretion, to our Fixed Account and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts subject to limitations described below.

Policy Value

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

Policy Loans

You may borrow an amount not to exceed 90% of your Policy’s Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death, or upon surrender. Policy loans may have tax consequences. See section entitled “Tax Treatment of the Policy” for a discussion of the potential Federal income tax implications of a loan from the Policy.

Surrender and Partial Withdrawals

You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled “Tax Treatment of the Policy” for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

Lapse and Reinstatement

Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

20

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any Life Insured has died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”

See section entitled “Tax Treatment of the Policy” for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

Taxation of Policy Benefits

Characterization of a Policy as a MEC. Section 7702A of the Internal Revenue Code of 1986 (the “Code”) establishes a class of life insurance contracts designated as Modified Endowment Contracts (“MECs”), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the “seven-pay test”). A Policy that is not already a MEC may become one if there is a “material change” in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

•	it was received in exchange for another life insurance policy which was not a MEC,

•	no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

•	the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax adviser.

MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after you attain age 59  1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).

For further information regarding the tax treatment of Policies that are MECs, see “Tax Treatment of the Policy — Tax Treatment of Policy Benefits.”

Charges and Deductions

We assess certain charges and deductions in connection with the Policy. These include:

•	charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses,

•	charges deducted from premiums paid, and

•	charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.

These charges are summarized in the Fee Tables. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy

21

Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each Portfolio. These charges are summarized in the Fee Tables.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described in the Table of Investment Options and Investment Subadvisers.

The Portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. These fees and expenses are described in detail in the Portfolio prospectuses.

GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND

THE SEPARATE ACCOUNT

John Hancock USA

John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA” or “Company”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (“Manufacturers Life”) and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

Ratings

We have received the following ratings from independent rating agencies:

A++ A.M. Best Superior

Companies have a very strong ability to meet their obligations; 1st category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor’s

Extremely strong financial security characteristics; 1st category of 8

Aa1 Moody’s

Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

22

The Separate Account

The Separate Account has been established under Michigan law as a separate account of John Hancock USA. The Separate Account holds assets that are segregated from all of John Hancock USA’s other assets. The Separate Account is currently used only to support variable life insurance policies.

Assets of the Separate Account. The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

Registration. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.

ISSUING A POLICY

Requirements

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company’s satisfaction.

Policies may be issued on a basis which does not take into account the insured’s sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if (a) their application responses and initial payment meet simplified underwriting standards and (b) the initial premium is 100% of the Guideline Single Premium. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.

Age*	Simplified Underwriting Maximum Initial Payment
20-29	$30,000
30-39	$60,000
40-49	$100,000
50-74	$150,000
75-90	$100,000
*	In the case of a Survivorship Policy, the youngest of the Lives Insured.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See “Definitions” in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which the Suicide and Incontestability periods are measured.

23

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

•	the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

•	the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

Minimum Initial Face Amount

The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

Backdating a Policy

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge (if any), will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Temporary Insurance Agreement

In accordance with the Company’s underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company’s usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company’s underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

Right to Examine the Policy

A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

(1)	the amount of all premiums paid less any partial withdrawals or policy loans, or

(2)	the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date, not including fees and expenses of the Portfolios; minus any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

During the “Right to Examine the Policy Period,” Policy Value may be allocated to the sub-accounts of the Separate Account except in states where premium must be refunded if the Policyowner elects to cancel the Policy (in these states the premium will be allocated to the money market portfolio for the duration of the Right to Examine period).

If a policyowner requests an increase in face amount, he or she will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the right to examine period will be refunded, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

24

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

The following is applicable to residents of California only

Residents in California age 60 and greater may return the Policy for a refund at any time within 30 days after receiving it. The Policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the Policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid less any partial withdrawals or policy loans. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you

(a)	the value of the amount allocated to the Separate Account as of the date the returned Policy is received by the Company plus all charges deducted prior to that date not including fees and expenses of the Portfolios; minus

(b)	any partial withdrawals made and policy loans taken.

Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or (c) in one or more of the Separate Account investment options, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.

Life Insurance Qualification

A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

•	Change in risk classification

•	Partial withdrawals

•	Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under “Death Benefits”).

DEATH BENEFITS

If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Lives Insured although the insurance benefit is payable on the death of the last to die of the Lives Insured. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. If the Life Insured should die after the Company’s receipt of a request for surrender, no insurance benefit will be payable, and the Company may pay only the Net Cash Surrender Value. Please contact our Service Office for more information.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

25

Death Benefit

The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due). However, if the Maturity Advantage Option is elected and the policyowner elects not to transfer his Investment Account Value to the Fixed Account on the Maturity Date, then the Death Benefit will be equal to the Policy Value at the date of the Life Insured’s death.

Minimum Death Benefit

The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insured in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

Lapse Protection Benefit

The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing.

The Lapse Protection Benefit terminates on the Maturity Date of the Policy unless the Maturity Advantage Option has been elected and the policyowner’s existing Investment Account Value is transferred to the Fixed Account on the Maturity Date.

A Policy will not lapse as long as the requirements of the Lapse Protection Benefit are satisfied. However, since the Lapse Protection Benefit allows a Policy to remain in effect with a zero Net Cash Surrender Value, a policyowner utilizing this benefit may forego the advantage of building up a significant Policy Value under the Policy.

Factors that Affect the Death Benefit

In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the Policy. The death benefit will be the Face Amount of the Policy or, if greater, the Minimum Death Benefit.

Maturity Date

Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Lives Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Policy Value (less any outstanding Policy Debt) calculated as of the Maturity Date.

Maturity Advantage Option

If the Life Insured is alive (or in the case of a Survivorship Policy, the last to die of the Lives Insured is alive) on the Maturity Date, the policyowner may elect to continue the Policy. The policyowner’s written election to continue the Policy must be received at the Service Office prior to the Maturity Date. If this election is made, the Policy will continue in force subject to the following:

•

unless the policyowner elects otherwise, any existing Investment Account Value will be transferred to the Fixed Account (if the Policyowner elects not to transfer the Investment Account Value, the death benefit will be equal to the Policy Value at the date of the Life Insured’s death);

•	no additional premium payments will be accepted although loan repayments will be accepted;

•	no additional charges or deductions (as described under “Charges and Deductions”) will be assessed;

•	interest on any Policy Debt will continue to accrue;

•	the death benefit described above will be payable to the beneficiary upon receipt of due proof of death of the Life Insured; and

•

the death benefit payable after the Maturity Date if the Maturity Advantage Option is elected is the greater of the Face Amount or the Minimum Death Benefit (as described above) less any Policy Debt due at the date of death.

26

If the Policy is continued after the Maturity Date, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

PREMIUM PAYMENTS

Initial Premiums

The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The policyowner may choose an initial premium that is 80%, 90% or 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner). In the case of simplified underwriting, the initial premium must be 100% of the Guideline Single Premium for the Face Amount of the Policy.

The Lapse Protection Benefit applies to a Policy only if the initial premium paid is 100% of the Guideline Single Premium for the Face Amount of the Policy. As a result, if you pay less than 100% of the Guideline Single Premium, then you may be required to pay additional premiums in the future in order to prevent your Policy from lapsing. Therefore, prospective policyowners should discuss with their financial adviser the appropriate percentage of Guideline Single Premium for a given Face Amount.

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

Subsequent Premiums

After payment of the initial premium, additional premiums may be made subject to the following conditions:

•	while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;

•

Face Amount increases are not permitted in connection with additional premiums (therefore, the total of all premiums paid for a Policy may not exceed 100% of the Guideline Single Premium for the Face Amount of the Policy);

•	the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code; and

•	additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company’s underwriters approve the additional premium.

Maximum Premium Limitation

The Policy is issued under the Guideline Premium Test, which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

Net Premiums paid will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

27

CHARGES AND DEDUCTIONS

Premium Load

A Premium Load of 0.03% of Policy Value is deducted monthly (equivalent to 0.36% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.03% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:

•	the initial premium payment is $100,000,

•	an additional premium payment of $50,000 is made in Policy Year 7, and

•	the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment),

then 0.03% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.03% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.

Unless otherwise allowed by the Company and specified by the policyowner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value. The premium load is paid to the Company and is designed to cover a portion of the Company’s acquisition and sales expenses and federal DAC and premium taxes.

Surrender Charges

During the Surrender Charge Period, the Company will deduct a Surrender Charge if:

•	the Policy is surrendered for its Net Cash Surrender Value,

•	a partial withdrawal is made (above the Free Withdrawal Amount), or

•	the Policy terminates due to default.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

The surrender charge, together with a portion of the premium load, are paid to the Company and are designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature.

Surrender Charge Calculation. The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.

Policy Year	Surrender Charge
1	10.00%
2	9.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	4.00%
8	3.00%
9	1.50%
10+	0.00%

If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

28

Surrender Charges on a Partial Withdrawal. Free Withdrawal Amount. A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the “Free Withdrawal Amount”). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

Monthly Charges

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. On and after the Maturity Date, if there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

•	a Premium Load (described above), if applicable;

•	an administration charge;

•	a charge for the cost of insurance;

•	a mortality and expense risks charge;

•	if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.

Administration Charge. This charge will be equal to $7.50 per Policy Month plus 0.01% of Net Policy Value deducted monthly (equivalent to .12% annually). The charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

Cost of Insurance Charge. The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

(a)	is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b)	is the Policy Value as of the first day of the Policy Month.

Since the net amount at risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Lives Insured on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company’s expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

Mortality and Expense Risks Charge. A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy. The charge varies by Policy Year as follows:

29

Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge*	Equivalent Annual Mortality and Expense Risks Charge
1-10	0.08%	0.90%
11+	0.03%	0.30%

*	The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.

Charges for Supplementary Benefits. If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

Charges for Transfers

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Investment Management Fees and Expenses

The investment management fees and expenses of the Portfolios, the underlying variable investment options for the Policy are set forth in the Portfolio prospectuses.

Reduction in Charges

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance contracts issued by the Company to exchange their contracts for the Policies described in this prospectus (and likewise, owners of Policies described in this prospectus may also exchange their Policies for certain fixed life insurance contracts issued by the Company). Policyowners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

Determination of the Policy Value

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”

30

Investment Accounts. An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see “The General Account — Fixed Account”.

Loan Account. Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see “Policy Loans — Loan Account”.

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a)	is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b)	is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Subject to the restrictions set forth below, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations as noted below under “Transfers Involving Fixed Account.” Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser’s ability to effectively manage a portfolio’s investments in accordance with the portfolio’s investment objective and policies) and dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a

31

transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

The Company’s current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request made be made on any day. The policyowner may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other variable investment options or to the Fixed Account may be made. If a Policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policyowner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in “Payment of Proceeds” occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a Portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

•	within eighteen months after the Issue Date; or

•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

Transfer Charges. A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

32

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

Transfers Involving Fixed Account. The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

Telephone Transfers. Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

Dollar Cost Averaging. The Company will offer policyowners a Dollar Cost Averaging (“DCA”) program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days’ written notice to the policyholder. The charges for a transfer made under the DCA program will not exceed $5. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

Asset Allocation Balancer Transfers. Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner’s chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days’ written notice to the policyowner. The charge for transfers under the Asset Allocation Balancer program will not exceed $15.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

Maximum Loanable Amount. The Maximum Loanable Amount is 90% of the Policy’s Net Cash Surrender Value.

Effect of Policy Loans

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Treatment of the Policy — Policies Which Are MECs,” and “Tax Treatment of the Policy — Policies Which Are Not MECs.”

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. The actual rate charged is equal to the Loan Interest Credited Differential, which is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.

Preferred Loans. Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy (“Preferred Loans”). Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. For Preferred Loans, then, the actual rate charged is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account, or 0%.

33

The Company may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a MEC, the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the Loan Interest Credited Differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Treatment of the Policy — Policies Which Are MECs,” and “Tax Treatment of the Policy — Policies Which Are Not MECs.”

Nonpreferred Loans. For loans that are not Preferred Loans, interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. For these loans, then, the actual rate of interest charged on the policy loan is currently 2.00%.

If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the Life Insured (youngest of the Life Insured in the case of a Survivorship Policy) reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.

Where permitted by applicable state law, any additional premium payment will be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled “Tax Treatment of the Policy” for a discussion of the potential Federal income tax implications of a surrender of the Policy.

34

Partial Withdrawals

A policy owner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see “Charges and Deductions — Surrender Charges.” See section entitled “Tax Treatment of the Policy” for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.

Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.

Reduction in Face Amount due to a Partial Withdrawal. A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced to an amount equal to (a) multiplied by (b) where:

(a)	is the Face Amount prior to the withdrawal; and

(b)	is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000 and the percent of Guideline Single Premium selected. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

Lapse

Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month that the Policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled “Tax Treatment of the Policy — Lapse or Surrender” for a discussion of the potential Federal income tax implications of a lapse of the Policy.

Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

Maturity Advantage Option. If the Policy is extended after the Maturity Date by electing the Maturity Advantage Option, the Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value.

The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

Reinstatement

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Lives Insured have died since the Policy lapsed;

•	Evidence of the Life Insured’s insurability, satisfactory to the Company, is provided to the Company; and

35

•

A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the later of the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner’s request or the date the required payment is received at the Company’s Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled “Tax Treatment of the Policy — Lapse or Surrender” for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

Termination

The Policy will terminate on the earliest to occur of the following events:

•	the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default,

•	surrender of the Policy for its Net Cash Surrender Value;

•	the Maturity Date unless the policyowner has elected the Maturity Advantage option;

•	the death of the Life Insured.

THE GENERAL ACCOUNT

The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

•	the portion of the net premiums allocated to it; plus

•	any amounts transferred to it; plus

•	interest credited to it; less

•	any charges deducted from it; less

•	any partial withdrawals from it; less

•	any amounts transferred from it.

Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

36

OTHER PROVISIONS OF THE POLICY

Policyowner Rights

Unless otherwise restricted by a separate agreement, the policyowner may, until the earlier of the life insured’s death or when the life insured reaches Attained Age 100:

•	Take loans and/or partial withdrawals.

•	Surrender the contract.

•	Transfer ownership to a new owner.

•	Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

•	Change or revoke a contingent owner.

•	Change or revoke a beneficiary.

Assignment of Rights. The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

Beneficiary

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes — primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured’s lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner’s estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

The Company will not contest the validity of a Policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit and an acceleration of benefits in the event of a terminal illness. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

37

The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves”. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment”. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this

38

were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets”. As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

39

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

40

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.

The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

(i)	the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

(ii)	trading on the New York Stock Exchange is restricted,

(iii)	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

(iv)	the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policyowners

Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

•	the amount of death benefit;

•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;

•	the Policy Debt and any loan interest charged since the last report;

•	the premiums paid and other Policy transactions made during the period since the last report; and

•	any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for each Portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.

Distribution of Policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other

41

financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing”. These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard Compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 8.5% of the target premium paid in the first policy year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the Policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the Policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the Policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

42

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

Substitution of Portfolio Shares

Although we believe it to be unlikely, it is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC. and one or more state insurance departments may be required.

The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

The Company is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

The Company is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

43

Further Information

A registration statement under the Securities Act of 1933 has been filed with the SEC. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC’s principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact the Company’s Home Office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

44

APPENDIX A: DEFINITIONS

Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard Risk Classification.

Attained Age: is the Age on the Policy Date at issue plus the number of whole years that have elapsed since the Policy Date. In the case of a Survivorship Policy, Attained Age is based on the youngest Life Insured at issue of the Policy.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value: is the Policy Value less the sum of (a) the Surrender Charge and (b) any outstanding Monthly Deductions due.

The Company (or “we,” “us” or “our”): refers to John Hancock Life Insurance Company (U.S.A.)

Earnings: is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.

Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account: is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Guideline Single Premium: is the maximum premium that can be paid under the Guideline Premium Test (described under “Life Insurance Qualification”) which will still allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

Investment Account: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured: is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.

Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date: is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue. The Maturity Date may be extended pursuant to the Maturity Advantage Option described under “Maturity Date.”

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

Policy Date: is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company’s satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)	is the total amount of loans borrowed as of such date;

(b)	is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

(c)	is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)	is the total amount of loan repayments as of such date.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Single Life Policy: is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.

Separate Account: refers to Separate Account A of the Company.

Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.

Surrender Charge Period: is the period following the Issue Date during which the Company will assess surrender charges. Surrender charges will apply during this period if the Policy terminates due to default, if the policyowner surrenders the Policy or makes a partial withdrawal.

Survivorship Policy: is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.

Written Request: is the policyowner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
John Hancock Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)
197 Clarendon Street	1 John Hancock Way, Suite 1350
Boston, MA 02116-5010	Boston, MA 02217-1099

Phone:	Fax:
1-800-827-4546	1-416-926-5339

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-4834 1933 Act File No. 333-71136

Statement of Additional Information dated April 28, 2008

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Registrant”)

Interests are made available under

SPVL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“JOHN HANCOCK USA” or “DEPOSITOR”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at 197 Clarendon Street, Boston, MA 02116-5010 or telephoning 1-800-827-4546.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor”. The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant”. In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by John Hancock Life Insurance Company, or other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account A of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2007, 2006, and 2005 was $226,336,094, $128,705,303, and $33,325,216, respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 8.5% of the target premium paid in the first policy year.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2007, 2006, and 2005

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the accompanying consolidated financial statements, in 2007 the Company changed its method of accounting for collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement benefit plans.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
		Restated
	(in millions)
Assets

Investments
Fixed maturities:
Available-for-sale - at fair value (cost: 2007 - $13,050; 2006 - $11,187)	$13,689	$11,629
Equity securities:
Available-for-sale - at fair value (cost: 2007 - $781; 2006 - $840)	956	1,022
Mortgage loans on real estate	2,414	2,446
Real estate	1,543	1,401
Policy loans	2,519	2,340
Short term investments	2,723	645
Other invested assets	325	144

Total Investments	24,169	19,627

Cash and cash equivalents	3,345	4,112
Accrued investment income	310	247
Deferred policy acquisition costs	5,664	4,655
Deferred sales inducements	264	235
Amounts due from and held for affiliates	2,967	2,886
Reinsurance recoverable	1,390	1,295
Other assets	1,259	1,276
Separate account assets	105,380	90,462

Total Assets	$144,748	$124,795

Liabilities and Shareholder’s Equity

Liabilities:

Future policy benefits	$24,594	$22,379
Policyholders’ funds	300	298
Unearned revenue	543	766
Unpaid claims and claim expense reserves	720	704
Dividends payable to policyholders	210	200
Amounts due to affiliates	4,615	2,996
Deferred income tax liability	1,000	812
Other liabilities	2,002	1,492
Separate account liabilities	105,380	90,462

Total Liabilities	139,364	120,109

Shareholder’s Equity:

Capital stock	5	5
Additional paid in capital	2,222	2,216
Retained earnings	2,572	1,988
Accumulated other comprehensive income	585	477

Total Shareholder’s Equity	5,384	4,686

Total Liabilities and Shareholder’s Equity	$144,748	$124,795

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

	For the years ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Revenues

Premiums	$875	$1,014	$870
Fee income	3,262	2,483	1,769
Net investment income	1,337	1,163	1,169
Net realized investment and other gains	162	32	231

Total revenues	5,636	4,692	4,039

Benefits and expenses

Benefits to policyholders	2,375	1,889	1,579
Other operating costs and expenses	1,269	1,117	921
Amortization of deferred policy acquisition costs and deferred sales inducements	584	536	327
Dividends to policyholders	416	395	400

Total benefits and expenses	4,644	3,937	3,227

Income before income taxes	992	755	812
Income taxes	273	230	253

Net income	$719	$525	$559

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(thousands)
Balance at January 1, 2005 — As previously reported	$5	$2,024	$1,062	$828	$3,919	4,829
Restatements			42	(90)	(48)

Balance at January 1, 2005 — Restated	5	2,024	1,104	738	3,871	4,829
Comprehensive income:
Net income — Restated			559		559
Other comprehensive income, net of tax:
Net unrealized investment losses — Restated				(104)	(104)
Net losses on cash flow hedges				(1)	(1)
Minimum pension liability				(21)	(21)
Foreign currency translation adjustment — Restated				(87)	(87)

Comprehensive income — Restated					346
Capital contribution from parent		13			13
Transactions with affiliates		8			8
Dividend paid to parent			(200)		(200)

Balance at December 31, 2005 — Restated	$5	$2,045	$1,463	$525	$4,038	4,829

Balance at January 1, 2006 — Restated	$5	$2,045	$1,463	$525	$4,038	4,829
Comprehensive income:
Net income — Restated			525		525
Other comprehensive income, net of tax:
Net unrealized investment losses — Restated				(46)	(46)
Minimum pension liability				5	5
Foreign currency translation adjustment — Restated				(5)	(5)

Comprehensive income — Restated					479
SFAS 158 transition adjustment				(2)	(2)
Common stock issued to parent		71			71
Transaction with affiliate		87			87
Stock options		13			13

Balance at December 31, 2006 — Restated	$5	$2,216	$1,988	$477	$4,686	4,829

Balance at January 1, 2007 — Restated	$5	$2,216	$1,988	$477	$4,686	4,829
Comprehensive income:
Net income			719		719
Other comprehensive income, net of tax:
Net unrealized investment gains				124	124
Net losses on cash flow hedges				(13)	(13)
Change in funded status of pension plan and amortization of periodic pension costs				1	1
Foreign currency translation adjustment				(4)	(4)

Comprehensive income					827
Dividend paid to parent			(135)		(135)
Stock options		6			6

Balance at December 31, 2007	$5	$2,222	$2,572	$585	$5,384	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows provided by (used in) operating activities:
Net income	$719	$525	$559
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net realized investment and other gains	(162)	(32)	(231)
Amortization of premium/discount – fixed maturities	9	13	27
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,700)	(1,154)	(976)
Amortization of deferred policy acquisition costs and deferred sales inducements	584	536	327
Depreciation and amortization	26	26	27
(Increase) decrease in accrued investment income	(63)	(1)	58
Decrease (increase) in other assets and other liabilities, net	371	507	(325)
Increase (decrease) in policyholder liabilities and accruals, net	781	479	(397)
Increase in deferred income tax liability	127	128	124

Net cash provided by (used in) operating activities	692	1,027	(807)
Cash flows used in investing activities:
Sales of:
Fixed maturities available-for-sale	8,814	9,657	8,293
Equity securities available-for-sale	304	355	153
Maturities, prepayments and scheduled redemptions of:
Fixed maturities available-for-sale	485	658	230
Mortgage loans on real estate	1,453	1,105	508
Real estate sold	—	27	9
Cash received on sale of mortgage backed security to affiliate	15	—	—
Purchases of:
Fixed maturities available-for-sale	(11,150)	(10,327)	(9,294)
Equity securities available-for-sale	(229)	(690)	(261)
Other invested assets	(121)	(74)	(6)
Mortgage loans on real estate issued	(1,409)	(1,128)	(529)
Purchases of real estate	(168)	(16)	(35)
Net purchases of short-term investments	(2,013)	(162)	(112)
Other, net	(249)	(281)	368

Net cash used in investing activities	(4,268)	(876)	(676)
Cash flows provided by financing activities:
Common stock issued to parent	—	71	—
Capital contribution from parent	—	—	13
Cash received on sale of real estate to affiliate	—	150	—
Net cash transferred related to Taiwan operations	—	—	(24)
Universal life and investment-type contract deposits	2,748	2,832	2,144
Universal life and investment-type contract maturities and withdrawals	(509)	(1,266)	(938)
Net transfers to separate accounts from policyholders funds	(881)	(433)	(341)
Unearned revenue on financial reinsurance	(149)	(49)	49
Increase in amounts due to/from affiliates, net	1,768	14	1,869
Excess tax benefits related to share based payments	2	2	—
Net reinsurance recoverable	(35)	49	20
Dividend paid to parent	(135)	—	(200)

Net cash provided by financing activities	2,809	1,370	2,592
Net (decrease) increase in cash and cash equivalents	(767)	1,521	1,109
Cash and cash equivalents at beginning of year	4,112	2,591	1,482

Cash and cash equivalents at end of year	$3,345	$4,112	$2,591

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) (JH USA or The Company) is a wholly owned subsidiary of The Manufacturers Investment Corporation (MIC). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as Manulife Financial.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the contracts) are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust (JHT), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC (JHIMS), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company’s consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while it’s wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Restatements

The accompanying consolidated financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005, respectively. There were two items requiring restatement as described below.

During the years 2001 through 2006, the Company was not properly recording the changes in the fair value of non-functional currency available-for-sale investments in accumulated other comprehensive income (OCI) or the realized gains and losses related to such securities in the consolidated statements of income. For available-for-sale fixed maturities and equity securities, foreign exchange movements at each balance sheet date were recorded in foreign currency translation adjustments instead of net unrealized investment gains (losses). In addition, when these non-functional currency available-for-sale securities were sold, the applicable foreign exchange gain or loss was not relieved from accumulated other comprehensive income and recorded in the consolidated statements of income. Certain of these available-for-sale investments supported life and annuity contracts where the investment results of the realized and unrealized investment and other gains (losses) are included in the calculation of current or future gross profits for purposes of amortizing deferred policy acquisition costs (DAC). As a result of the error, DAC was not adjusted for the realized and unrealized foreign exchange gains (losses). The after-tax adjustments to correctly record the related activity decreased total consolidated shareholder’s equity by $48.0 million as of January 1, 2005 (the cumulative consolidated income statement and OCI effect for the years 2001 through 2004), and decreased total consolidated shareholder’s equity by $96.0 million and $89.0 million as of December 31, 2006 and 2005, respectively. Consolidated net income was increased by $12.6 million and $10.7 million for the years ended December 31, 2006 and 2005, respectively, as a result of these adjustments.

Certain intercompany reinsurance activity was not properly presented in the Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005. As a result of this error, cash flows provided by (used in) operating activities increased by $402 million and $53 million for the years ended December 31, 2006 and 2005, respectively; cash flows used in investing activities increased by $127 million and $112 million for the years ended December 31, 2006 and 2005, respectively; and cash flows provided by financing activities decreased by $275 million for the year ended December 31, 2006 and increased by $59 million for the year ended December 31, 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholder’s Equity for the years ended December 31, 2006 and 2005:

	Prior to Restatement*	Adjustments	Restated
	(in millions)
December 31, 2006
Deferred policy acquisition costs	$4,701	$(46)	$4,655
Total assets	124,841	(46)	124,795
Deferred income tax liability	762	50	812
Total liabilities	120,059	50	120,109
Retained earnings	1,922	66	1,988
Accumulated other comprehensive income	639	(162)	477
Total shareholder’s equity	4,782	(96)	4,686
Total liabilities and shareholder’s equity	124,841	(46)	124,795

December 31, 2005
Retained earnings	1,410	53	1,463
Accumulated other comprehensive income	667	(142)	525
Total shareholder’s equity	4,127	(89)	4,038

January 1, 2005
Retained earnings	1,062	42	1,104
Accumulated other comprehensive income	828	(90)	738
Total shareholder’s equity	3,919	(48)	3,871

For the year ended December 31, 2006
Net realized investment and other gains	5	27	32
Total revenue	4,665	27	4,692
Amortization of deferred policy acquisition costs and deferred sales inducements	529	7	536
Total benefits and expenses	3,930	7	3,937
Income before income taxes	735	20	755
Income taxes	223	7	230
Net income	512	13	525

For the year ended December 31, 2005
Net realized investment and other gains	209	22	231
Total revenue	4,017	22	4,039
Amortization of deferred policy acquisition costs and deferred sales inducements	322	5	327
Total benefits and expenses	3,222	5	3,227
Income before income taxes	795	17	812
Income taxes	247	6	253
Net income	548	11	559

The consolidated statements of cash flows were restated as applicable for the items noted above.

*	Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Net realized investment and other gains, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating group annuity contract holder accounts. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred policy acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses on equity securities are reflected in shareholder’s equity, as described above for available-for-sale fixed maturities securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains.

Policy loans are reported at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposures to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities.

All derivative instruments are reported on the Consolidated Balance Sheets in other invested assets or other liabilities at fair value, with changes in fair value recorded in income or other comprehensive income, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains. For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains, as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains, as well as offsetting changes in fair value for the derivative. Basis adjustments are recognized into income as part of net realized investment and other gains.

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI)

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company’s DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts’ expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company’s DSI was deemed recoverable.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying consolidated statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill

Goodwill, included in other assets, represents the excess of the purchase price paid by the Company over the fair value of the assets and liabilities of Wood Logan Associates (WLA) at the dates the outstanding shares of WLA were acquired. Prior to the adoption of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets, this goodwill was being amortized over its expected useful life. No goodwill amortization was recorded after the adoption of this standard.

The Company tests goodwill and other non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events). Amortizable intangible assets are tested only in response to triggering events. Impairments would be recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts

Separate account assets and liabilities reported in the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, and net realized investment and other gains or losses and the related liability charges of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain variable annuity products. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policy benefits charged to expense also include the change in the additional reserve for certain guarantees offered in certain investment type products.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2005 through 2007, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2007 and 2006, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 36.1% and 39.2%, respectively.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claim expense reserves are adequate.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate Closed Block of business. As of December 31, 2007 and 2006, $8,997 million and $8,894 million of policyholder liabilities and accruals related to the participating policyholders’ accounts were included in the Closed Block.

JH USA’s Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

Share Based Payments

The Company adopted SFAS 123(R), Share Based Payment, on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, Accounting for Stock Options, effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company’s employees is recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, are recorded in the accounts of the Company in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this pool of additional paid in capital using the shortcut method as permitted by FASB Staff Position (FSP) 123(R)-3, Transition Election to Accounting for the Tax Effects of Share Based Payment Awards.

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increase net financing cash flows in periods after adoption. In 2007 the Company recognized $2 million of excess tax benefits which was reclassified from net operating cash flows to net financing cash flows. Upon adoption in 2006, the Company recognized $2 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency Translation

The consolidated balance sheets of the Company’s foreign operations and the Company’s non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the Consolidated Balance Sheet dates. The Consolidated Statements of Income of the Company’s foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

FASB Staff Position FIN39-1

Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN39-1)

In April 2007, the FASB issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation for offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $57 million and $13 million, respectively.

Statement of Financial Accounting Standards No.159, the Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159’s objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact of adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No.158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) (SFAS 158)

In September 2006, the FASB issued SFAS 158. SFAS 158 requires the Company to recognize in its consolidated balance sheet either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated comprehensive income in the year the changes occur.

SFAS 158 was effective for the Company on December 31, 2006. As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a decrease of $2 million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 will have a material effect on its consolidated financial position and results of operations. The impact of adoption is currently being refined.

FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48)

In June 2006 the FASB issued FIN 48. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption.

FIN 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company’s consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-1 as of January 1, 2007, there was no impact to the Company’s consolidated financial position or results of operations.

Emerging Issues Task Force Issue No. 04-5, Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights (EITF 04-5)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity (VIE), in which case VIE consolidated accounting rules should instead be followed. The Company’s adoption of EITF 04-5 in 2006 resulted in no impact to its consolidated financial position and results of operations.

Note 2 – Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Net investment income
Fixed maturities	$798	$730	$705
Equity securities	38	24	17
Mortgage loans on real estate	145	152	157
Real estate	100	98	92
Policy loans	185	166	202
Short term investments	145	61	29
Other	7	(8)	2

Gross investment income	1,418	1,223	1,204
Less investment expenses	81	60	35

Net investment income	$1,337	$1,163	$1,169

		Restated	Restated
Net realized investment and other gains (losses)
Fixed maturities	$69	$(27)	$196
Equity securities	38	44	20
Mortgage loans on real estate	13	13	20
Real estate	—	7	(2)
Derivatives and other invested assets	42	(5)	(3)

Net realized investment and other gains	$162	$32	$231

Gross gains were realized on the sale of available-for-sale securities of $203 million, $189 million (Restated), and $273 million (Restated) for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $51 million, $132 million, and $77 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $74 million, $64 million, and $14 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

As of December 31, 2007 and 2006, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below as of the dates indicated:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$10,364	$574	$(121)	$10,817
Asset-backed & mortgage-backed securities	992	15	(2)	1,005
Obligations of states and political subdivisions	83	4	—	87
Debt securities issued by foreign governments	893	145	—	1,038
U.S. Treasury securities and obligations of U.S. government corporations and agencies	718	24	—	742

Total fixed maturities available-for-sale	13,050	762	(123)	13,689
Equity securities	781	193	(18)	956

Total fixed maturities and equity securities available-for-sale	$13,831	$955	$(141)	$14,645

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$7,543	$477	$(64)	$7,956
Asset-backed & mortgage-backed securities	35	—	(1)	34
Obligations of states and political subdivisions	10	1	—	11
Debt securities issued by foreign governments	45	7	(1)	51
U.S. Treasury securities and obligations of U.S. government corporations and agencies	3,554	26	(3)	3,577

Total fixed maturities available-for-sale	11,187	511	(69)	11,629
Equity securities	840	187	(5)	1,022

Total fixed maturities and equity securities available-for-sale	$12,027	$698	$(74)	$12,651

The amortized cost and fair value of fixed maturities as of December 31, 2007, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Available-for-Sale:
Due in one year or less	$386	$387
Due after one year through five years	1,777	1,817
Due after five years through ten years	3,967	4,042
Due after ten years	5,928	6,438

	12,058	12,684
Asset-backed and mortgage-backed securities	992	1,005

Total fixed maturities available-for-sale	$13,050	$13,689

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007, fixed maturity securities with a fair value of $7 million (2006—$8 million) were on deposit with government authorities as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

Available-for-sale securities with amortized cost of $0 million and $1 million were non-income producing as of December 31, 2007 and 2006 respectively.

The Company participates in a security lending program for the purpose for enhancing income on securities held. At December 31, 2007 and 2006, $1,476 million and $1,320 million, respectively, of the Company’s securities, at market value, were on loan to various brokers or dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the loaned securities’ market value.

Depreciation expense on investment real estate was $26 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $218 million and $193 million at December 31, 2007 and 2006 respectively.

Analysis of unrealized losses on fixed maturities securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee (the committee) reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead to a change in the intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 339 and 425 fixed maturity securities with an aggregate gross unrealized loss of $123 million and $69 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $16 million and $2 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

As of December 31, 2007 and 2006, there were 174 and 75 equity securities with an aggregate gross unrealized loss of $18 million and $5 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2007
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses
U.S. Treasury obligations and direct obligations of U.S. government agencies	$6	$—	$24	$—	$30	$—
Federal agency mortgage-backed securities	99	(2)	32	—	131	(2)
Fixed maturity securities issued by foreign governments	—	—	8	—	8	—
Corporate securities	1,521	(50)	1,462	(71)	2,983	(121)

Total fixed maturity securities	1,626	(52)	1,526	(71)	3,152	(123)
Equity securities	145	(18)	—	—	145	(18)

Total fixed maturity and equity securities	$1,771	$(70)	$1,526	$(71)	$3,297	$(141)

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2006
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses
U.S. Treasury obligations and direct obligations of U.S. government agencies	$478	$(2)	$47	$(1)	$525	$(3)
Federal agency mortgage-backed securities	7	—	17	(1)	24	(1)
Fixed maturity securities issued by foreign governments	—	—	10	(1)	10	(1)
Corporate securities	1,200	(26)	1,319	(38)	2,519	(64)

Total fixed maturity securities	1,685	(28)	1,393	(41)	3,078	(69)
Equity securities	77	(3)	19	(2)	96	(5)

Total fixed maturity and equity securities	$1,762	$(31)	$1,412	$(43)	$3,174	$(74)

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that result from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reserve over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $123 million and $69 million, respectively, including basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns tend to play a larger role in the unrealized losses on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $19 million at December 31, 2007 from $1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management’s periodic evaluation of the adequacy of the allowance for losses is based on the Company’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains.

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

(in millions)	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
Year ended December 31, 2007	$3	$5	$5	$3

Year ended December 31, 2006	$5	$1	$3	$3

Year ended December 31, 2005	$7	$3	$5	$5

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses, were as follows:

	As of December 31,
	2007	2006
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$12	$12
Provision for losses	(3)	(3)

Net impaired mortgage loans on real estate	$9	$9

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired mortgage loans	$12	$16	$31
Interest income recognized on impaired mortgage loans	$—	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2007 and 2006.

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$322	East North Central	$272
Industrial	493	East South Central	35
Office buildings	941	Middle Atlantic	441
Retail	451	Mountain	207
Multi family	4	New England	124
Mixed use	74	Pacific	684
Agricultural	64	South Atlantic	509
Other	68	West North Central	14
		West South Central	131
Allowance for losses	(3)	Allowance for losses	(3)

Total	$2,414	Total	$2,414

Mortgage loans with outstanding principal balances of $11 million were non-income producing as of December 31, 2007. There was $1 million of non-income producing real estate as of December 31, 2007.

Note 3 – Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $216 million and $52 million, respectively, and is reported on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006 was $309 million, and $104 million, respectively, and is reported on the Consolidated Balance Sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and financial exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 3 – Derivatives and Hedging Instruments – (continued)

Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (GMWB) rider. This rider is effectively an embedded option on the basket of the mutual funds which is sold to contract holders. Beginning in November 2007, for certain contracts issued during 2007, the Company started a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swaps, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Sox 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2007, 2006 and 2005, the Company recognized net gains of $0.2 million and $3 million, and net losses of $2 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its Consolidated Balance Sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and policy acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the years ended December 31, 2007 and 2006 the Company recognized gains of $0 million and $0 million related to the ineffective portion of its cash flow hedges. For the years ended December 31, 2007 and 2006 all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the year ended December 31, 2007, a net gain of $0.5 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 3.6 years.

For the years ended December 31, 2007 and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2007, 2006 and 2005, losses of $0.3 million, $9.8 million, and $8.3 million, (net of tax of $0.2 million, $5.3 million, and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $0.1 million, $0.4 million, and $5.1 million (net of tax of $0.1 million, $0.3 million and $2.8 million) at December 31, 2007, 2006 and 2005, respectively.

For the years ended December 31, 2007 and 2006, the Company recognized net gains of $21.6 million and net losses of $17.8 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 3 – Derivatives and Hedging Instruments – (continued)

Outstanding derivative instruments were as follows:

	As of December 31,
	2007			2006
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$1,653	$28.2	$28.2	$1,230	$33.8	$33.8
Currency rate swap agreements	1,214	178.9	178.9	1,030	18.4	18.4
Foreign exchange forward agreements	89	8.9	8.9	38	0.2	0.2

Liabilities:
Derivatives:
Interest rate swap agreements	$1,818	$22.1	$22.1	$1,893	$48.5	$48.5
Currency rate swap agreements	1,567	276.4	276.4	1,128	45.1	45.1
Equity Swaps	0.5	1.4	1.4	—	—	—
Foreign exchange forward agreements	212	8.8	8.8	323	10.4	10.4
Embedded derivatives	2	—	—	2	—	—

Note 4 – Income Taxes

JH USA and its subsidiaries (collectively the companies) join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York (JHNY), a wholly-owned subsidiary of the Company, filed a separate federal income tax return for the year ended December 31, 2005. JHNY joined the companies in filing a consolidated federal income tax return for the years ended December 31, 2007 and 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income tax expense were as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)
Current taxes:
Federal	$223	$(7)	$128

Deferred taxes:
Federal - Restated	50	237	125

Total income tax expense - Restated	$273	$230	$253

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 4 – Income Taxes – (continued)

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes to income tax expense charged to operations follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)
Tax at 35% — Restated	$348	$264	$284

Add (deduct):
Prior year taxes	(43)	(4)	(9)
Tax exempt investment income	(160)	(42)	(28)
Unrecognized tax benefits	161	9	3
Credits	(35)	—	—
Other	2	3	3

Total income tax expense — Restated	$273	$230	$253

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2007	2006
		Restated
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$785	$891
Tax credits	139	79
Net operating loss carryforwards	86	—
Other	30	7

Total deferred tax assets	1,040	977

Deferred tax liabilities:
Deferred policy acquisition costs	$1,147	$974
Unrealized gains on securities available-for-sale	447	419
Premiums receivable	24	21
Investments	303	236
Reinsurance	104	97
Other	15	42

Total deferred tax liabilities	2,040	1,789

Net deferred tax liabilities	$1,000	$812

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 4 – Income Taxes – (continued)

As of December 31, 2007, the Company had $246 million of operating loss carry forwards that will expire in various years through 2022. As of December 31, 2007, the Company had $139 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $28 million, $9 million, and $66 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state or local income tax examinations by taxing authorities for years before 1998. The Internal Revenue Service (IRS) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company’s U.S. income tax returns for years 2004 through 2005 in the third quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48 on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

Amount of Unrecognized Tax Benefits as of December 31, 2007
(in millions)
Balance as of January 1, 2007	$230
Additions based on tax positions related to the current year	77
Reductions based on tax positions related to current year	(7)
Additions for tax positions of prior years	89
Reductions for tax positions of prior years	(10)

Balance as of December 31, 2007	$379

Included in the balance as of December 31, 2007, are $ 291 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2007, are $ 88 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest expense related to unrecognized tax benefits in other operating costs and expenses and penalties in income tax expense. During the years ended December 31, 2007, and 2006, the Company recognized approximately $(24) and $17 million, in interest (benefit) expense, respectively. The Company had approximately $39 million and $63 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2007, 2006, and 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $336 million, $323 million, and $293 million for the years ended December 31, 2007, 2006, and 2005. As of December 31, 2007 the Company has amounts receivable from MFC and MLI of $18 million. As of December 31, 2006 the Company had accrued liabilities to MFC and MLI of $26 million.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company (JHLICO). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a Provider Affiliate to provide services. In the case of the service agreement where JHLICO provides services to the Company, a Provider Affiliate means JHLICO’s parent, John Hancock Financial Services, Inc., (JHFS), and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $126 million for the year ended December 31, 2007, $111 million for the year ended December 31, 2006, and $92 million for the year ended December 31, 2005. As of December 31, 2007 and 2006 there were accrued receivables from JHLICO to the Company of $87 million and $104 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRBL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $397 million, $371 million, and $338 million for the years ended December 31, 2007, 2006, and 2005, respectively. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRBL. The balance of this unearned revenue as of December 31, 2007 and 2006 was $437 million and $425 million, respectively.

On December 31, 2003, the Company entered into a reinsurance agreement with MRBL, to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in a trust on behalf of MRBL and are included in amounts due from and held for affiliates in the Consolidated Balance Sheets. The amounts held at December 31, 2007 and 2006 were $2,737 million and $2,616 million, respectively, and are accounted for as invested assets available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions – (continued)

Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT (MHHL). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month U.S. dollar London Inter-Bank Offer Rate (LIBOR) plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. On December 30, 2002, the Company repaid $176 million of the original principal balance. On December 21, 2007 the Company repaid $70 million of the remaining principal balance. The principal balance outstanding as of December 31, 2007 and 2006 was $4 million and $74 million, respectively. Interest expense was $4.2 million for the year ended December 31, 2007 (2006 - $4.0 million; 2005 - $2.6 million) Interest expense on all borrowings from related parties is included in other operating costs and expenses on the Consolidated Statements of Income.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. Interest expense was $0.2 million for the year ended December 31, 2007 (2006 - $0.2 million; 2005 - $0.1 million).

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest was calculated at a fluctuating rate equal to 3-month LIBOR and was payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007. Interest expense was $0.1 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company borrowed $90 million from JHLICO. The note matures on December 1, 2011 and is secured by a mortgage on the Company’s property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. Interest expense was $5.2 million for the year ended December 31, 2007 (2006 - $0.4 million).

Pursuant to a subordinated promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC (MHDL). Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.27% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $7.9 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDL. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.29% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $23.4 million for the year ended December 31, 2007.

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company’s additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company’s 2005 Consolidated Statement of Income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions – (continued)

On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company’s additional paid in capital as of December 31, 2006.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5.0 billion in U.S. dollar deposits and $200.0 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid (LIBID).

The following table exhibits the affiliates and their participation in the Company’s Liquidity Pool:

	December 31, 2007	December 31, 2006

Affiliate	(in millions)
The Manufacturers Investment Corporation	$25	$62
Manulife Holdings (Delaware) LLC	36	—
Manulife Reinsurance Ltd	158	308
Manulife Reinsurance (Bermuda) Ltd	155	318
Manulife Hungary Holdings KFT	48	33
Manulife Insurance Company	31	51
John Hancock Life Insurance Company	1,736	550
John Hancock Variable Life Insurance Company	90	202
John Hancock Insurance Company of Vermont	95	71
John Hancock Reassurance Co, Ltd	271	236
John Hancock Financial Services, Inc	550	56
The Berkeley Financial Group, LLC	12	28
John Hancock Subsidiaries, LLC	68	4

Total	$3,275	$1,919

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Note 6 – Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	For the years ended December 31,
	2007		2006		2005
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
Direct	$1,148	$1,149	$1,294	$1,294	$1,319	$1,319
Assumed	426	420	369	405	287	315
Ceded	(694)	(694)	(685)	(685)	(764)	(764)

Net Premiums	$880	$875	$978	$1,014	$842	$870

Benefits to policyholders under life, health and annuity ceded reinsurance contracts were $725 million, $423 million, and $492 million for the years ended December 31, 2007, 2006, and 2005, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 6 – Reinsurance – (continued)

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all of its U.S. based employees. These benefits are provided through both funded qualified (the Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date. Pension benefits are provided to participants of the Plan after three years of vesting. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the projected age 65 cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service on July 1, 1998 and who terminate employment after attaining age 50 and completing 10 years of service.

Under the Plan, accrued benefits as of July 1, 1998 under the prior plan formula, which was based on service and final average compensation, were converted to opening cash balance accounts. Cash balance accounts are credited with contribution and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities.

As of December 31, 2006, the Plan was merged with the qualified pension plan of JHLICO, with JHFS as plan sponsor. The plan features and designs were generally maintained for the different participant populations. Pursuant to the merger, all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. As a result of the merger, the aggregate gains for the combined Plan fell within the 10% gain/loss corridor and resulted in an expense reduction of approximately $3 million for JH USA.

A Plan amendment to harmonize Plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. Additional contribution credits for participants with at least 10 years of service as of January 1, 2008 were also established as a transition measure to the harmonized design for the period 2008 through 2011. Pension benefits accrued prior to the effective date will continue to be governed by the prior plan provisions. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $3 million increase in Accumulated Other Comprehensive Income. This increase was partially offset with the year-end remeasurement of assets and obligations that resulted in a $2 million decrease in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded non-qualified defined benefit pension plan for employees whose qualified pension benefits are restricted by Internal Revenue Code limitations. Cash balance accounts are credited annually with contributions and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities. The Company makes annual cash balance credits for each participant’s compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the compensation and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after three years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. The prior plan was frozen as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The Company’s expense for defined contribution plans was $7 million in 2007 (2006 - $3 million; 2005 - $4 million).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The Company has an employee welfare plan for medical and life insurance covering its retired employees hired before January 1, 2005, who have attained age 50 and have 10 or more years of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement with contributions not required for certain select retirees. It also provides the employee with a life insurance benefit of 100% of the basic coverage just prior to retirement up to a maximum of $2.5 million.

The Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the years ended December 31, 2007 and 2006 was as follows:

Obligations and Funded Status:

	Years Ended December 31,
	Employee Retirement Plans		Post-retirement Benefit Plan
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$121	$118	$28	$35
Service cost	7	6	—	—
Interest cost	7	6	2	2
Actuarial (gain)/loss	9	(2)	1	(7)
Plan amendments	(7)	—	—	—
Curtailment	(4)	—	—	—
Benefits paid	(9)	(7)	(1)	(2)

Benefit obligation at end of year	$124	$121	$30	$28

Change in plan assets:
Fair value of plan assets at beginning of year	$75	$71	$—	$—
Actual return on plan assets	6	9		—
Employer contribution	3	2	1	2
Benefits paid	(9)	(7)	(1)	(2)

Fair value of plan assets at end of year	$75	$75	$—	$—

Funded status at end of year	$(49)	$(46)	$(30)	$(28)

Current liabilities	(2)	(2)	—	—
Noncurrent liabilities	(47)	(44)	(30)	(28)

Net financial position	$(49)	$(46)	$(30)	$(28)

Amounts recognized in the accumulated other comprehensive income Prior service cost	$(5)	$2	$—	$—
Net actuarial loss/(gain)	48	43	(11)	(12)

Total	$43	$45	$(11)	$(12)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The incremental effects of applying SFAS 158 to individual line items in the Consolidated Balance Sheet on December 31, 2006 were as follows:

	Pre SFAS 158	Incremental effect of adopting SFAS 158	Post SFAS 158
	Restated		Restated
	(in millions)
Other assets	$1,299	$(23)	$1,276

Total assets	$124,818	$(23)	$124,795

Deferred income tax liability	$810	$2	$812
Other liabilities	$1,520	$(28)	$1,492

Total liabilities	$120,135	$(26)	$120,109

Accumulated other comprehensive income	$474	$3	$477

Total shareholder’s equity	$4,683	$3	$4,686

Information for pension plans with accumulated benefit obligations in excess of plan assets:

	As of December 31,
	2007	2006
	(in millions)
Accumulated benefit obligations	$117	$107
Projected benefit obligations	124	121
Fair value of plan assets	75	75

Components of Net Periodic Benefit Cost:

	Years Ended December 31,
	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Service cost	$7	$6	$6	$—	$—	$2
Interest cost	7	6	6	2	2	2
Expected return on plan assets	(6)	(5)	(5)	—	—	—
Amortization of prior service cost	—	—	—	—	—	1
Recognized actuarial loss (gain)	1	3	3	—	—	(1)

Net periodic benefit cost	$9	$10	$10	$2	$2	$4

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(0.5)	$0.1
Amortization of actuarial (gain) loss, net	0.1	—

Total	$(0.4)	$0.1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	6.00%	5.75%	6.00%	5.75%
Rate of compensation increase	5.10%	4.00%	N/A	N/A
Health care trend rate for following year	N/A	N/A	9.00%	9.50%
Ultimate trend rate	N/A	N/A	5.00%	5.00%
Year ultimate rate reached	N/A	N/A	2016	2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	5.75%	5.50%	5.75%	5.50%
Expected long-term return on plan assets	8.25%	8.25%	N/A	N/A
Rate of compensation increase	4.00%	4.00%	N/A	N/A
Health care trend rate for following year	N/A	N/A	9.50%	10.00%
Ultimate trend rate	N/A	N/A	5.00%	5.00%
Year ultimate rate reached	N/A	N/A	2016	2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from SEC staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	1-Percentage Point Increase	1-Percentage Point Decrease
	(in millions)
Effect on total service and interest costs in 2007	$0.1	$(0.1)
Effect on postretirement benefit obligations as of December 31, 2007	$1.7	$(1.5)

Plan Assets

The Company’s weighted-average asset allocations for its pension plans at December 31, 2007 and 2006 by asset category were as follows:

	Plan Assets at December 31,
	2007	2006
Asset Category
Equity securities	64%	66%
Fixed maturity securities	26	29
Real estate	3	5
Other	7	—

Total	100%	100%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The target asset allocations for the Company’s pension plans are summarized below for major asset categories:

Asset Category
Equity securities	50%-80%
Fixed maturity securities	23% - 35%
Real estate	0% - 5%
Other	5% - 15%

The plans did not own any of the Company’s stock at December 31, 2007 and 2006.

Cash Flows

Contributions

The Company’s funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2007 and 2006, $3 million and $2 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $2 million to its non-qualified pension plans in 2008.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projected Employer Pension Benefits Payments

Projections for benefit payments for the next ten years are as follows:

Year	Total Qualified	Total Nonqualified	Total
	(in millions)
2008	$8	$2	$10
2009	9	2	11
2010	9	2	11
2011	9	2	11
2012	7	3	10
2013-2017	41	12	53

Projected Employer Postretirement Benefits Payments (includes Future Service Accruals)

Year	Gross Payments	Medicare Part D Subsidy	Net Payments
	(in millions)
2008	$1.9	$0.1	$1.8
2009	1.9	0.1	1.8
2010	2.0	0.2	1.8
2011	2.1	0.2	1.9
2012	2.1	0.2	1.9
2013-2017	11.0	0.7	10.3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 8 – Commitments and Contingencies

Commitments

As of December 31, 2007, the Company had outstanding commitments involving seven mortgage applications in the United States for a total of $112 million to be disbursed in 2008.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses were $12 million for the year ended December 31, 2007 (2006 - $11 million; 2005 - $11 million).

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments are as follows:

Operating Leases
(in millions)
2008	$2
2009	2
2010	2
2011	2
2012	2
Thereafter	413

Total	$423

There were no other material operating leases in existence as of December 31, 2007.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position and results of operations.

Note 9 – Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2007 and 2006.

Common stock, $1.00 par value, 50,000,000 shares authorized, 4,728,935 shares issued and outstanding at December 31, 2007 and 2006.

All outstanding common and preferred stock is owned by the Company’s parent, MIC.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity – (continued)

Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2005 — Restated	$610	$9	$123	$(4)	$738
Gross unrealized gains (net of deferred income tax expense of $1 million) — Restated	1				1
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $67 million) — Restated	(125)				(125)
Adjustment for participating group annuity contracts (net of deferred income tax benefit of $7 million)	(14)				(14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) — Restated	34				34

Net unrealized investment losses — Restated	(104)				(104)
Foreign currency translation adjustment — Restated			(87)		(87)
Minimum pension liability (net of deferred income tax benefit of $11)				(21)	(21)
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $0)		(1)			(1)

Balance at December 31, 2005 — Restated	$506	$8	$36	$(25)	$525

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Cost	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2006 — Restated	$506	$8	$36		$(25)	$0	$525
Gross unrealized losses (net of deferred income tax benefit of $32 million) — Restated	(60)						(60)
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $2 million) — Restated	5						5
Adjustment for participating group annuity contracts (net of deferred income tax expense of $15 million)	28						28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $10 million) — Restated	(19)						(19)

Net unrealized investment losses — Restated	(46)						(46)
Foreign currency translation adjustment — Restated			(5)				(5)
Minimum pension liability (net of deferred income tax expense of $3 million)					5		5
SFAS 158 transition adjustment					20	(22)	(2)
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $0)		—					—

Balance at December 31, 2006 — Restated	$460	$8	$31	$	_—	$(22)	$477

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity – (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Cost	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2007 — Restated	$460	$8	$31	$(22)	$477
Gross unrealized gains (net of deferred income tax expense of $135 million)	250				250
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $51 million)	(94)				(94)
Adjustment for participating group annuity contracts (net of deferred income tax expense of $11 million)	19				19
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $27 million)	(51)				(51)

Net unrealized investment gains	124				124
Foreign currency translation adjustment			(4)		(4)
Change in funded status of pension plan, less amortization of periodic pension costs				1	1
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $7)		(13)			(13)

Balance at December 31, 2007	$584	$(5)	$27	$(21)	$585

Net unrealized investment gains included in the Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	2007	2006	2005
As of December 31:	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities available for sale — Restated	$855	$634	$864
Equity securities available for sale — Restated	435	417	258
Other, net	(6)	(7)	8

Total — Restated	1,284	1,044	1,130
Amounts of unrealized investment gains attributable to:
Deferred policy acquisition costs and deferred sales inducements — Restated	208	130	102
Participating group annuity contracts	176	208	251
Deferred income taxes — Restated	316	246	271

Total	700	584	624

Net unrealized investment gains — Restated	$584	$460	$506

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity—(continued)

Statutory Results

JH USA and its domestic insurance subsidiary, JHNY, prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the states of domicile. For JH USA, the State of Michigan only recognizes statutory accounting practices prescribed or permitted by Michigan insurance regulations and laws. The National Association of Insurance Commissioners’ Accounting Practices and Procedures manual has been adopted as a component of prescribed or permitted practices by Michigan. The Michigan Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006, and 2005 there were no permitted practices.

The Company’s statutory net loss for the year ended December 31, 2007 was $41 million (unaudited). The Company’s statutory capital and surplus was $1,493 million as of December 31, 2007 (unaudited).

Michigan has enacted laws governing the payment of dividends by insurers. Under Michigan insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Michigan Division of Insurance. Michigan law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Michigan Division of Insurance, to the greater of (i) 10% of its statutory policyholders’ surplus as of the preceding December 31 or (ii) the individual company’s statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI’s Plan of Demutualization.

Note 10 – Segment Information

The Company operates in three business segments. Two segments, Protection and Wealth Management, primarily serve retail and institutional customers. The third, Corporate, includes activities not allocated to the other two segments, and the Company’s reinsurance operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company’s reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 – Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of invested assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 10 – Segment Information – (continued)

The following tables summarize selected consolidated financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2007
Revenues:
Revenues from external customers	$1,844	$2,057	$236	$4,137
Net investment income	782	242	313	1,337
Net realized investment and other gains (losses)	68	(6)	100	162

Revenues	$2,694	$2,293	$649	$5,636

Net income:	$210	$318	$191	$719

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	37	37
Amortization of deferred policy acquisition costs and deferred sales inducements	$301	$277	6	584
Interest expense	—	27	41	68
Income tax expense	108	55	110	273
Segment assets	21,436	111,302	12,010	144,748

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2006
Revenues:
Revenues from external customers	$1,483	$1,632	$382	$3,497
Net investment income	712	225	226	1,163
Net realized investment and other gains (losses) — Restated	104	20	(92)	32

Revenues — Restated	$2,299	$1,877	$516	$4,692

Net income (loss): — Restated	$208	$324	$(7)	$525

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	40	40
Amortization of deferred policy acquisition costs and deferred sales inducements — Restated	$242	$303	(9)	536
Interest expense	—	21	5	26
Income tax expense — Restated	111	115	4	230
Segment assets — Restated	19,006	95,752	10,037	124,795

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 10 – Segment Information – (continued)

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2005
Revenues:
Revenues from external customers	$1,207	$1,225	$207	$2,639
Net investment income	723	220	226	1,169
Net realized investment and other gains — Restated	111	32	88	231

Revenues — Restated	$2,041	$1,477	$521	$4,039

Net income — Restated	$160	$272	$127	$559

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	42	42
Amortization of deferred policy acquisition costs and deferred sales inducements — Restated	$79	$243	5	327
Interest expense	—	26	3	29
Income tax expense — Restated	86	95	71	253

Note 11 – Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company’s financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company’s business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated by using the cash surrender values.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 11 – Fair Value of Financial Instruments – (continued)

The following table presents the carrying values and fair values of the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities	$13,689	$13,689	$11,629	$11,629
Equity securities	956	956	1,022	1,022
Mortgage loans on real estate	2,414	2,424	2,446	2,478
Policy loans	2,519	2,519	2,340	2,340
Short term investments	2,723	2,723	645	645
Cash and cash equivalents	3,345	3,345	4,112	4,112
Derivative financial instruments	216	216	52	52
Liabilities:
Fixed rate deferred and immediate annuities	2,777	2,739	2,526	2,487
Derivative financial instruments	309	309	104	104

Note 12 – Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

During 2007 and 2006 there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable annuities with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Consolidated Statements of Income.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income and /or withdrawal benefits. Guaranteed Minimum Death Benefit (GMDB) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. As of December 31, 2007, 40% of the in-force contract values have reduction of benefit on a dollar-for dollar basis, and 60% on a proportional basis.

The Company sold contracts with Guaranteed Minimum Income Benefit (GMIB) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7-10 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 12 – Certain Separate Accounts – (continued)

Reinsurance has been utilized to mitigate risk related to GMDB and GMIB. Hedging has been utilized to mitigate risk related to some of the GMWB.

The Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the GMDB in excess of the account balance at the Consolidated Balance Sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table below shows the net amount at risk net of reinsurance.

As of December 31, 2007 and 2006, the Company had the following variable annuity contracts with guarantees:

	December 31, 2007	December 31, 2006
	(in millions, except percent)
Guaranteed Minimum Death Benefit:
Return of net deposits
In the event of death:
Account value	$17,510	$11,869
Net amount at risk – net of reinsurance	47	1
Average attained age of contract holders	55	56

Return of net deposits plus a minimum return
In the event of death:
Account value	$714	$786
Net amount at risk – net of reinsurance	—	—
Average attained age of contract holders	65	64
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death:
Account value	$32,750	$30,956
Net amount at risk – net	190	53
Average attained age of contract holders	54	54

Guaranteed Minimum Income Benefit:
Account value	$9,552	$11,277
Net amount at risk – net of reinsurance	29	27
Average attained age of contract holders	52	51

Guaranteed Minimum Withdrawal Benefit:
Account value	$28,582	$19,275
Net amount at risk	116	1
Average attained age of contract holders	54	54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 12 – Certain Separate Accounts – (continued)

Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

Type of Fund	December 31, 2007	December 31, 2006
	(in billions)
Domestic Equity	$12.6	$13.7
International Equity	3.0	2.5
Balanced	30.1	22.7
Bonds	3.6	3.4
Money Market	0.9	0.7

Total	$50.2	$43.0

The reserve roll forwards for the separate accounts as of December 31, 2007 and 2006 were as follows:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Totals
	(in millions)
Balance at January 1, 2007	$80	$208	$95	$383
Incurred guarantee benefits	(48)	(122)	—	(170)
Other reserve changes	57	70	473	600

Balance at December 31, 2007	89	156	568	813
Reinsurance recoverable	(36)	(586)	—	(622)

Net balance at December 31, 2007	$53	$(430)	$568	$191

Balance at January 1, 2006	$75	$169	$(14)	$230
Incurred guarantee benefits	(51)	(33)	—	(84)
Other reserve changes	56	72	109	237

Balance at December 31, 2006	80	208	95	383
Reinsurance recoverable	(35)	(518)	—	(553)

Net balance at December 31, 2006	$45	$(310)	$95	$(170)

The gross reserves and ceded reserves for GMDB and the gross reserves for GMIB were determined in accordance with Statement of Position 03-1 – Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1), whereas the asset for GMIB reinsurance and gross reserve for GMWB were determined in accordance with SFAS 133 Accounting for Derivative Instruments and Hedging Activities (SFAS 133). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the above amounts as of December 31, 2007 and 2006:

•	Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

•	Mean return and volatility assumptions have been determined for each of the asset classes noted above. Market consistent observed volatilities are used where available for SFAS 133 calculations.

•	Annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and range from 1% to 42% (2006 – 1% to 42%).

•	Partial withdrawal rates for GMWB are approximately 4.6% per year (2006 – 5.0%).

•	The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) for SOP 03-1 calculations and 4.72% (2006 – 5.24%) for SFAS 133 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 13 – Deferred Policy Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Policy Acquisition Costs were as follows:

	2007	2006
		Restated
For the years ended December 31,	(in millions)
Balance, January 1	$4,655	$4,070
Capitalization	1,637	1,115
Amortization	(550)	(501)
Effect of net unrealized gains on available-for-sale securities	(78)	(29)

Balance, December 31	$5,664	$4,655

The components of the change in Deferred Sales Inducements were as follows:

	2007	2006
For the years ended December 31,	(in millions)
Balance, January 1	$235	$231
Capitalization	63	39
Amortization	(34)	(35)

Balance, December 31	$264	$235

Note 14 – Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (ESOP), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC’s common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants deferred share units (DSUs) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, MFC issued a total of 191,000 DSUs (2006 – 181,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007, MFC issued a total of 260,000 DSUs (2006 – 720,000) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007 and 2006 vested immediately upon issue.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 14 – Share Based Payments – (continued)

Stock Options (ESOP) – continued

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2007 (2006 - $4.5 million; 2005 - $4.5 million).

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (GSOP) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee’s eligible contributions to certain maximums. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1.1 million for the year ended December 31, 2007 (2006 - $0.9 million; 2005 - $0.3 million).

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (RSU) Plan. For the year ended December 31, 2007, MFC granted a total of 1.5 million (2006 – 1.6 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $16.3 million for the year ended December 31, 2007 (2006 - $13.8 million; 2005 - $27.4 million).

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the following sub-accounts:

500 Index Trust B Series 0	Financial Services Trust Series 1
500 Index Trust Series 1	Fundamental Value Trust Series 0
Active Bond Trust Series 0	Fundamental Value Trust Series 1
Active Bond Trust Series 1	Global Allocation Trust Series 0
All Cap Core Trust Series 0	Global Allocation Trust Series 1
All Cap Core Trust Series 1	Global Bond Trust Series 0
All Cap Growth Trust Series 0	Global Bond Trust Series 1
All Cap Growth Trust Series 1	Global Trust Series 0
All Cap Value Trust Series 0	Global Trust Series 1
All Cap Value Trust Series 1	Growth & Income Trust Series 0
American Blue Chip Income and Growth Trust Series 1	Health Sciences Trust Series 0
American Bond Trust Series 1	Health Sciences Trust Series 1
American Growth Trust Series 1	High Yield Trust Series 0
American Growth-Income Trust Series 1	High Yield Trust Series 1
American International Trust Series 1	Income & Value Trust Series 0
Blue Chip Growth Trust Series 0	Income & Value Trust Series 1
Blue Chip Growth Trust Series 1	International Core Trust Series 0
Capital Appreciation Trust Series 0	International Core Trust Series 1
Capital Appreciation Trust Series 1	International Equity Index Trust A Series 1
Classic Value Trust Series 0	International Equity Index Trust B Series 0
Classic Value Trust Series 1	International Opportunities Trust Series 0
Core Bond Trust Series 0	International Opportunities Trust Series 1
Core Bond Trust Series 1	International Small Cap Trust Series 0
Core Equity Trust Series 0	International Small Cap Trust Series 1
Core Equity Trust Series 1	International Value Trust Series 0
Dynamic Growth Trust Series 0	International Value Trust Series 1
Dynamic Growth Trust Series 1	Investment Quality Bond Trust Series 0
Emerging Growth Trust Series 0	Investment Quality Bond Trust Series 1
Emerging Growth Trust Series 1	Large Cap Trust Series 0
Emerging Markets Value Trust Series 0	Large Cap Trust Series 1
Emerging Markets Value Trust Series 1	Large Cap Value Trust Series 0
Emerging Small Company Trust Series 0	Large Cap Value Trust Series 1
Emerging Small Company Trust Series 1	Lifestyle Aggressive Trust Series 0
Equity-Income Trust Series 0	Lifestyle Aggressive Trust Series 1
Equity-Income Trust Series 1	Lifestyle Balanced Trust Series 0
Financial Services Trust Series 0	Lifestyle Balanced Trust Series 1

Lifestyle Conservative Trust Series 0	Small Cap Trust Series 1
Lifestyle Conservative Trust Series 1	Small Cap Value Trust Series 0
Lifestyle Growth Trust Series 0	Small Cap Value Trust Series 1
Lifestyle Growth Trust Series 1	Small Company Trust Series 0
Lifestyle Moderate Trust Series 0	Small Company Trust Series 1
Lifestyle Moderate Trust Series 1	Small Company Value Trust Series 0
Managed Trust Series 0	Small Company Value Trust Series 1
Mid Cap Index Trust Series 0	Special Value Trust Series 0
Mid Cap Index Trust Series 1	Special Value Trust Series 1
Mid Cap Intersection Trust Series 0	Strategic Bond Trust Series 0
Mid Cap Stock Trust Series 0	Strategic Bond Trust Series 1
Mid Cap Stock Trust Series 1	Strategic Income Trust Series 0
Mid Cap Value Trust Series 0	Strategic Income Trust Series 1
Mid Cap Value Trust Series 1	Strategic Opportunities Trust Series 0
Mid Value Trust Series 0	Strategic Opportunities Trust Series 1
Money Market Trust B Series 0	Total Bond Market Trust B Series 0
Money Market Trust Series 1	Total Return Trust Series 0
Natural Resources Trust Series 0	Total Return Trust Series 1
Natural Resources Trust Series 1	Total Stock Market Index Trust Series 0
Overseas Equity Trust Series 0	Total Stock Market Index Trust Series 1
Pacific Rim Trust Series 0	U.S. Core Trust Series 0
Pacific Rim Trust Series 1	U.S. Core Trust Series 1
Quantitative All Cap Trust Series 0	U.S. Global Leaders Growth Trust Series 0
Quantitative All Cap Trust Series 1	U.S. Global Leaders Growth Trust Series 1
Quantitative Mid Cap Trust Series 0	U.S. Government Securities Trust Series 0
Quantitative Mid Cap Trust Series 1	U.S. Government Securities Trust Series 1
Quantitative Value Trust Series 0	U.S. High Yield Bond Trust Series 0
Quantitative Value Trust Series 1	U.S. High Yield Bond Trust Series 1
Real Estate Securities Trust Series 0	U.S. Large Cap Trust Series 0
Real Estate Securities Trust Series 1	U.S. Large Cap Trust Series 1
Real Return Bond Trust Series 0	Utilities Trust Series 0
Real Return Bond Trust Series 1	Utilities Trust Series 1
Science & Technology Trust Series 0	Value Trust Series 0
Science & Technology Trust Series 1	Value Trust Series 1
Short-Term Bond Trust Series 0	All Asset Portfolio Series 0
Small Cap Growth Trust Series 0	All Asset Portfolio Series 1
Small Cap Index Trust Series 0	Brandes International Equity Trust
Small Cap Index Trust Series 1	Business Opportunity Value Trust
Small Cap Opportunities Trust Series 0	CSI Equity Trust
Small Cap Opportunities Trust Series 1	Frontier Capital Appreciation Trust
Small Cap Trust Series 0	Turner Core Growth Trust

of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2007, and the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2007, and the results of their operations and the changes in their contract owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	Chartered Accountants
April 15, 2008	Licensed Public Accountants

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 3,521,770 shares (cost $56,497,255)	$65,187,967
500 Index Trust Series 1 - 3,286,569 shares (cost $34,490,705)	41,542,238
Active Bond Trust Series 0 - 87,738 shares (cost $849,295)	824,734
Active Bond Trust Series 1 - 1,154,873 shares (cost $11,096,593)	10,855,803
All Cap Core Trust Series 0 - 18,027 shares (cost $364,626)	357,657
All Cap Core Trust Series 1 - 694,462 shares (cost $10,146,139)	13,771,188
All Cap Growth Trust Series 0 - 16,037 shares (cost $302,513)	320,583
All Cap Growth Trust Series 1 - 804,528 shares (cost $10,931,990)	16,066,423
All Cap Value Trust Series 0 - 93,295 shares (cost $1,039,193)	759,424
All Cap Value Trust Series 1 - 430,319 shares (cost $4,797,535)	3,511,406
American Blue Chip Income and Growth Trust Series 1 - 556,036 shares (cost $9,142,304)	8,273,820
American Bond Trust Series 1 - 300,246 shares (cost $3,994,562)	3,942,230
American Growth Trust Series 1 - 2,153,841 shares (cost $44,486,498)	46,630,648
American Growth-Income Trust Series 1 - 923,491 shares (cost $17,105,478)	18,035,767
American International Trust Series 1 - 1,328,091 shares (cost $31,641,583)	35,473,301
Blue Chip Growth Trust Series 0 - 130,040 shares (cost $2,703,736)	2,816,663
Blue Chip Growth Trust Series 1 - 1,968,919 shares (cost $30,371,777)	42,725,551
Capital Appreciation Trust Series 0 - 118,051 shares (cost $1,117,643)	1,187,598
Capital Appreciation Trust Series 1 - 2,281,775 shares (cost $20,420,289)	22,931,837
Classic Value Trust Series 0 - 135,994 shares (cost $2,107,880)	1,664,561
Classic Value Trust Series 1 - 755,796 shares (cost $11,220,750)	9,243,380
Core Bond Trust Series 0 - 5,881 shares (cost $74,450)	73,690
Core Bond Trust Series 1 - 8,207 shares (cost $104,157)	103,082
Core Equity Trust Series 0 - 28,715 shares (cost $422,692)	380,474
Core Equity Trust Series 1 - 114,305 shares (cost $1,678,507)	1,512,250
Dynamic Growth Trust Series 0 - 35,881 shares (cost $237,863)	237,176
Dynamic Growth Trust Series 1 - 938,668 shares (cost $5,034,085)	6,195,207
Emerging Growth Trust Series 0 - 55,620 shares (cost $620,982)	536,174
Emerging Growth Trust Series 1 - 105,453 shares (cost $1,147,587)	1,014,458
Emerging Markets Value Trust Series 0 - 28,427 shares (cost $416,535)	413,901
Emerging Markets Value Trust Series 1 - 72,739 shares (cost $1,106,807)	1,059,804
Emerging Small Company Trust Series 0 - 48,019 shares (cost $1,283,792)	1,178,859
Emerging Small Company Trust Series 1 - 1,955,525 shares (cost $56,201,552)	47,910,351
Equity-Income Trust Series 0 - 350,882 shares (cost $6,406,376)	5,764,993
Equity-Income Trust Series 1 - 3,521,091 shares (cost $54,412,898)	57,992,370
Financial Services Trust Series 0 - 55,118 shares (cost $972,667)	800,870
Financial Services Trust Series 1 - 219,301 shares (cost $3,858,268)	3,188,630
Fundamental Value Trust Series 0 - 174,427 shares (cost $2,867,984)	2,869,319
Fundamental Value Trust Series 1 - 941,430 shares (cost $13,580,195)	15,533,588
Global Allocation Trust Series 0 - 142,158 shares (cost $1,743,936)	1,589,323
Global Allocation Trust Series 1 - 535,815 shares (cost $6,164,695)	6,011,840
Global Bond Trust Series 0 - 149,341 shares (cost $2,216,765)	2,264,010
Global Bond Trust Series 1 - 556,341 shares (cost $8,316,659)	8,456,390

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Global Trust Series 0 - 97,451 shares (cost $1,894,070)	$1,744,368
Global Trust Series 1 - 826,993 shares (cost $11,720,510)	14,819,721
Growth & Income Trust Series 0 - 293,314 shares (cost $3,984,306)	3,716,284
Health Sciences Trust Series 0 - 110,524 shares (cost $1,720,273)	1,671,128
Health Sciences Trust Series 1 - 539,883 shares (cost $8,574,814)	8,152,233
High Yield Trust Series 0 - 101,592 shares (cost $1,040,251)	961,063
High Yield Trust Series 1 - 1,268,869 shares (cost $12,963,320)	12,054,256
Income & Value Trust Series 0 - 50,582 shares (cost $613,364)	549,317
Income & Value Trust Series 1 - 2,943,731 shares (cost $30,786,501)	31,968,921
International Core Trust Series 0 - 190,493 shares (cost $2,922,892)	2,735,485
International Core Trust Series 1 - 1,985,887 shares (cost $23,940,038)	28,576,915
International Equity Index Trust A Series 1 - 448,110 shares (cost $8,409,872)	10,033,176
International Equity Index Trust B Series 0 - 260,555 shares (cost $5,535,687)	5,487,278
International Opportunities Trust Series 0 - 129,473 shares (cost $2,357,538)	2,286,484
International Opportunities Trust Series 1 - 378,330 shares (cost $7,170,201)	6,681,311
International Small Cap Trust Series 0 - 138,113 shares (cost $3,120,366)	2,586,848
International Small Cap Trust Series 1 - 744,509 shares (cost $16,874,136)	13,989,318
International Value Trust Series 0 - 242,904 shares (cost $4,456,918)	4,143,934
International Value Trust Series 1 - 2,265,306 shares (cost $37,546,339)	38,827,351
Investment Quality Bond Trust Series 0 - 79,298 shares (cost $909,138)	894,483
Investment Quality Bond Trust Series 1 - 1,751,784 shares (cost $20,824,248)	19,795,158
Large Cap Trust Series 0 - 66,822 shares (cost $1,052,087)	962,931
Large Cap Trust Series 1 - 1,515,134 shares (cost $24,167,045)	21,878,540
Large Cap Value Trust Series 0 - 196,125 shares (cost $4,644,178)	4,389,271
Large Cap Value Trust Series 1 - 515,572 shares (cost $11,646,573)	11,533,344
Lifestyle Aggressive Trust Series 0 - 2,514,253 shares (cost $27,658,805)	27,229,364
Lifestyle Aggressive Trust Series 1 - 2,346,093 shares (cost $26,113,153)	25,384,726
Lifestyle Balanced Trust Series 0 - 3,496,909 shares (cost $48,446,507)	47,697,845
Lifestyle Balanced Trust Series 1 - 5,630,369 shares (cost $73,007,498)	76,629,316
Lifestyle Conservative Trust Series 0 - 181,974 shares (cost $2,408,890)	2,371,123
Lifestyle Conservative Trust Series 1 - 594,412 shares (cost $7,819,637)	7,739,240
Lifestyle Growth Trust Series 0 - 8,386,090 shares (cost $117,035,692)	115,560,317
Lifestyle Growth Trust Series 1 - 8,126,050 shares (cost $103,725,257)	111,895,709
Lifestyle Moderate Trust Series 0 - 429,078 shares (cost $5,691,524)	5,582,305
Lifestyle Moderate Trust Series 1 - 1,102,290 shares (cost $14,295,237)	14,329,767
Managed Trust Series 0 - 130,001 shares (cost $1,738,760)	1,648,412
Mid Cap Index Trust Series 0 - 179,789 shares (cost $3,501,114)	3,130,123
Mid Cap Index Trust Series 1 - 732,714 shares (cost $12,963,773)	12,756,543
Mid Cap Intersection Trust Series 0 - 1,199 shares (cost $14,632)	13,958
Mid Cap Stock Trust Series 0 - 232,132 shares (cost $3,876,034)	3,721,080
Mid Cap Stock Trust Series 1 - 1,713,310 shares (cost $25,904,662)	27,378,695
Mid Cap Value Trust Series 0 - 213,555 shares (cost $3,412,010)	2,735,641
Mid Cap Value Trust Series 1 - 1,854,109 shares (cost $30,454,813)	23,788,217
Mid Value Trust Series 0 - 75,469 shares (cost $918,972)	804,502
Money Market Trust B Series 0 - 37,963,831 shares (cost $37,963,831)	37,963,831

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Money Market Trust Series 1 - 8,159,390 shares (cost $81,593,898)	$81,593,898
Natural Resources Trust Series 0 - 162,237 shares (cost $5,252,972)	4,644,832
Natural Resources Trust Series 1 - 699,322 shares (cost $22,147,170)	20,147,455
Overseas Equity Trust Series 0 - 61,794 shares (cost $910,852)	859,551
Pacific Rim Trust Series 0 - 182,958 shares (cost $2,284,462)	1,924,722
Pacific Rim Trust Series 1 - 1,202,965 shares (cost $14,465,540)	12,583,017
Quantitative All Cap Trust Series 0 - 23,065 shares (cost $403,491)	355,207
Quantitative All Cap Trust Series 1 - 49,642 shares (cost $837,211)	761,997
Quantitative Mid Cap Trust Series 0 - 9,375 shares (cost $98,577)	80,716
Quantitative Mid Cap Trust Series 1 - 190,548 shares (cost $1,946,927)	1,633,000
Quantitative Value Trust Series 0 - 7,203 shares (cost $108,634)	91,988
Quantitative Value Trust Series 1 - 36,062 shares (cost $518,198)	460,514
Real Estate Securities Trust Series 0 - 302,553 shares (cost $5,740,176)	3,733,509
Real Estate Securities Trust Series 1 - 3,095,079 shares (cost $60,263,921)	38,378,974
Real Return Bond Trust Series 0 - 45,465 shares (cost $604,568)	610,144
Real Return Bond Trust Series 1 - 325,505 shares (cost $4,350,481)	4,407,333
Science & Technology Trust Series 0 - 100,388 shares (cost $1,345,339)	1,493,768
Science & Technology Trust Series 1 - 1,519,530 shares (cost $18,625,888)	22,565,014
Short-Term Bond Trust Series 0 - 31,393 shares (cost $311,216)	296,348
Small Cap Growth Trust Series 0 - 80,119 shares (cost $875,179)	828,429
Small Cap Index Trust Series 0 - 168,495 shares (cost $2,704,403)	2,392,630
Small Cap Index Trust Series 1 - 646,482 shares (cost $9,429,280)	9,173,582
Small Cap Opportunities Trust Series 0 - 21,842 shares (cost $512,315)	448,408
Small Cap Opportunities Trust Series 1 - 398,800 shares (cost $8,969,465)	8,235,210
Small Cap Trust Series 0 - 30,985 shares (cost $432,074)	360,047
Small Cap Trust Series 1 - 32,286 shares (cost $459,561)	374,839
Small Cap Value Trust Series 0 - 127,950 shares (cost $2,456,315)	2,068,955
Small Cap Value Trust Series 1 - 44,422 shares (cost $801,684)	719,629
Small Company Trust Series 0 - 271 shares (cost $3,714)	3,064
Small Company Trust Series 1 - 177,634 shares (cost $2,547,055)	2,001,938
Small Company Value Trust Series 0 - 193,847 shares (cost $4,026,963)	3,529,955
Small Company Value Trust Series 1 - 1,218,100 shares (cost $24,291,304)	22,218,148
Special Value Trust Series 0	—
Special Value Trust Series 1	—
Strategic Bond Trust Series 0 - 95,379 shares (cost $1,081,618)	1,037,727
Strategic Bond Trust Series 1 - 1,095,536 shares (cost $12,604,197)	11,952,294
Strategic Income Trust Series 0 - 90,242 shares (cost $1,225,722)	1,237,215
Strategic Income Trust Series 1 - 90,966 shares (cost $1,229,801)	1,248,960
Strategic Opportunities Trust Series 0	—
Strategic Opportunities Trust Series 1	—
Total Bond Market Trust B Series 0 - 233,968 shares (cost $2,325,191)	2,299,903
Total Return Trust Series 0 - 299,643 shares (cost $4,128,342)	4,159,047
Total Return Trust Series 1 - 1,668,903 shares (cost $23,182,787)	23,214,442
Total Stock Market Index Trust Series 0 - 109,853 shares (cost $1,465,064)	1,425,887
Total Stock Market Index Trust Series 1 - 606,635 shares (cost $6,630,777)	7,874,116

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
U.S. Core Trust Series 0 - 24,682 shares (cost $530,594)	$479,315
U.S. Core Trust Series 1 - 1,926,186 shares (cost $41,694,470)	37,387,276
U.S. Global Leaders Growth Trust Series 0 - 19,368 shares (cost $259,664)	260,696
U.S. Global Leaders Growth Trust Series 1 - 146,971 shares (cost $1,856,155)	1,976,766
U.S. Government Securities Trust Series 0 - 34,804 shares (cost $458,968)	445,142
U.S. Government Securities Trust Series 1 - 1,050,789 shares (cost $14,201,657)	13,481,617
U.S. High Yield Bond Trust Series 0 - 31,324 shares (cost $412,429)	391,865
U.S. High Yield Bond Trust Series 1 - 48,478 shares (cost $642,981)	605,496
U.S. Large Cap Trust Series 0 - 99,153 shares (cost $1,647,168)	1,582,484
U.S. Large Cap Trust Series 1 - 2,940,193 shares (cost $38,930,785)	47,013,690
Utilities Trust Series 0 - 130,550 shares (cost $1,991,103)	1,869,476
Utilities Trust Series 1 - 625,705 shares (cost $9,570,430)	8,972,614
Value Trust Series 0 - 107,242 shares (cost $2,224,952)	1,860,649
Value Trust Series 1 - 1,262,448 shares (cost $23,470,566)	21,916,100

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio Series 0 - 9,500 shares (cost $112,919)	$111,631
All Asset Portfolio Series 1 - 115,734 shares (cost $1,374,521)	1,359,873
Brandes International Equity Trust - 73,424 shares (cost $1,435,795)	1,354,678
Business Opportunity Value Trust - 61,710 shares (cost $777,817)	747,303
CSI Equity Trust - 110,115 shares (cost $1,800,425)	1,727,702
Frontier Capital Appreciation Trust - 21,071 shares (cost $537,983)	521,298
Turner Core Growth Trust - 40,487 shares (cost $786,500)	790,298

Total assets	$1,758,291,751

Contract Owners’ Equity
Variable universal life insurance contracts	$1,758,291,751

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,793,239	$603,292	$962,338	$379,652

Net investment income (loss)	1,793,239	603,292	962,338	379,652

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	1,768,898	1,289,484	2,202,852	3,850,373

Realized gains (losses)	1,768,898	1,289,484	2,202,852	3,850,373
Unrealized appreciation (depreciation) during the period	(851,884)	5,704,407	(1,138,283)	1,484,651

Net increase (decrease) in assets from operations	2,710,253	7,597,183	2,026,907	5,714,676

Changes from principal transactions:
Transfer of net premiums	4,424,020	3,554,662	4,198,278	4,139,296
Transfer on terminations	(7,311,555)	(12,533,242)	(5,302,375)	(4,906,651)
Transfer on policy loans	(198,858)	(117,497)	(56,190)	(287,332)
Net interfund transfers	10,810,069	1,883,186	(1,480,772)	(4,981,006)

Net increase (decrease) in assets from principal transactions	7,723,676	(7,212,891)	(2,641,059)	(6,035,693)

Total increase (decrease) in assets	10,433,929	384,292	(614,152)	(321,017)

Assets, beginning of period	54,754,038	54,369,746	42,156,390	42,477,407

Assets, end of period	$65,187,967	$54,754,038	$41,542,238	$42,156,390

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$47,954	$335	$961,470	$301,914	$6,663	$1,106

47,954	335	961,470	301,914	6,663	1,106

—	—	—	—	—	74
(79)	158	14,618	(901)	336	(6)

(79)	158	14,618	(901)	336	68
(28,612)	4,051	(551,769)	163,350	(1,379)	106

19,263	4,544	424,319	464,363	5,620	1,280

155,491	41,775	625,709	881,869	27,918	5,869
(46,514)	(11,546)	(883,288)	(1,332,163)	(10,577)	(2,749)
(36)	(3,082)	(4,838)	(10,765)	—	—
516,960	147,879	(296,985)	(525,709)	58,177	24,673

625,901	175,026	(559,402)	(986,768)	75,518	27,793

645,164	179,570	(135,083)	(522,405)	81,138	29,073

179,570	—	10,990,886	11,513,291	30,493	1,420

$824,734	$179,570	$10,855,803	$10,990,886	$111,631	$30,493

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Asset Portfolio Series 1		All Cap Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Income:
Dividend income distribution	$91,599	$52,790	$4,224	$23

Net investment income (loss)	91,599	52,790	4,224	23

Realized gains (losses) on investments:
Capital gain distributions	—	3,048	—	—
Net realized gain (loss)	1,262	4,504	4,902	(190)

Realized gains (losses)	1,262	7,552	4,902	(190)
Unrealized appreciation (depreciation) during the period	2,904	(18,890)	(8,955)	1,986

Net increase (decrease) in assets from operations	95,765	41,452	171	1,819

Changes from principal transactions:
Transfer of net premiums	118,484	117,181	93,900	9,800
Transfer on terminations	(76,909)	(76,331)	(48,086)	(2,723)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(7,930)	289,925	157,240	145,536

Net increase (decrease) in assets from principal transactions	33,645	330,775	203,054	152,613

Total increase (decrease) in assets	129,410	372,227	203,225	154,432

Assets, beginning of period	1,230,463	858,236	154,432	—

Assets, end of period	$1,359,873	$1,230,463	$357,657	$154,432

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
All Cap Core Trust Series 1		All Cap Growth Trust Series 0		All Cap Growth Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$211,478	$103,137	$438	—	$7,519	—

211,478	103,137	438	—	7,519	—

—	—	—	—	—	—
1,372,992	1,105,188	24,153	(536)	782,199	104,627

1,372,992	1,105,188	24,153	(536)	782,199	104,627
(1,140,526)	929,941	9,209	8,862	1,076,691	934,777

443,944	2,138,266	33,800	8,326	1,866,409	1,039,404

960,553	1,175,857	77,812	16,265	1,006,496	1,221,725
(2,207,032)	(1,689,117)	(21,010)	(8,791)	(1,697,564)	(1,701,598)
(10,782)	(100,742)	(958)	—	(180,840)	112,777
(911,853)	(1,084,525)	41,039	174,100	(1,377,956)	(537,874)

(2,169,114)	(1,698,527)	96,883	181,574	(2,249,864)	(904,970)

(1,725,170)	439,739	130,683	189,900	(383,455)	134,434

15,496,358	15,056,619	189,900	—	16,449,878	16,315,444

$13,771,188	$15,496,358	$320,583	$189,900	$16,066,423	$16,449,878

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 0		All Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$10,688	$5	$62,471	$28,752

Net investment income (loss)	10,688	5	62,471	28,752

Realized gains (losses) on investments:
Capital gain distributions	287,737	101	1,464,985	640,858
Net realized gain (loss)	7,078	1,244	15,235	4,828

Realized gains (losses)	294,815	1,345	1,480,220	645,686
Unrealized appreciation (depreciation) during the period	(287,442)	7,673	(1,257,041)	(267,584)

Net increase (decrease) in assets from operations	18,061	9,023	285,650	406,854

Changes from principal transactions:
Transfer of net premiums	255,118	20,488	270,749	285,175
Transfer on terminations	(118,714)	(35,091)	(292,219)	(277,021)
Transfer on policy loans	(7)	(1,563)	(8,743)	(574)
Net interfund transfers	434,401	177,708	(255,886)	161,701

Net increase (decrease) in assets from principal transactions	570,798	161,542	(286,099)	169,281

Total increase (decrease) in assets	588,859	170,565	(449)	576,135

Assets, beginning of period	170,565	—	3,511,855	2,935,720

Assets, end of period	$759,424	$170,565	$3,511,406	$3,511,855

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1		American Growth Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$201,392	$25,885	$123,107	—	$485,037	$76,269

201,392	25,885	123,107	—	485,037	76,269

1,438,527	79,671	949	—	4,396,109	162,016
200,112	41,053	70,021	1,913	1,907,506	405,375

1,638,639	120,724	70,970	1,913	6,303,615	567,391
(1,750,554)	685,440	(96,562)	43,871	(2,651,719)	1,896,767

89,477	832,049	97,515	45,784	4,136,933	2,540,427

717,910	534,365	460,056	88,317	4,469,392	3,251,402

(826,655)	(307,327)	(181,122)	(30,332)	(3,484,887)	(1,735,263)
(70,612)	(19,186)	(16,042)	—	(163,756)	(71,997)
1,614,513	1,657,920	2,457,938	969,803	8,533,674	8,552,872

1,435,156	1,865,772	2,720,830	1,027,788	9,354,423	9,997,014

1,524,633	2,697,821	2,818,345	1,073,572	13,491,356	12,537,441

6,749,187	4,051,366	1,123,885	50,313	33,139,292	20,601,851

$8,273,820	$6,749,187	$3,942,230	$1,123,885	$46,630,648	$33,139,292

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth-Income Trust Series 1		American International Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$437,534	$105,368	$685,146	$163,622

Net investment income (loss)	437,534	105,368	685,146	163,622

Realized gains (losses) on investments:
Capital gain distributions	767,689	11,270	2,652,993	187,867
Net realized gain (loss)	323,544	140,329	1,993,458	1,130,217

Realized gains (losses)	1,091,233	151,599	4,646,451	1,318,084
Unrealized appreciation (depreciation) during the period	(1,012,239)	1,169,540	(342,069)	1,752,926

Net increase (decrease) in assets from operations	516,528	1,426,507	4,989,528	3,234,632

Changes from principal transactions:
Transfer of net premiums	1,964,843	1,379,596	4,181,384	2,189,227
Transfer on terminations	(1,249,156)	(745,682)	(2,653,550)	(1,716,751)
Transfer on policy loans	(67,616)	1,634	(164,755)	(125,369)
Net interfund transfers	4,464,728	1,796,231	6,151,446	4,277,660

Net increase (decrease) in assets from principal transactions	5,112,799	2,431,779	7,514,525	4,624,767

Total increase (decrease) in assets	5,629,327	3,858,286	12,504,053	7,859,399

Assets, beginning of period	12,406,440	8,548,154	22,969,248	15,109,849

Assets, end of period	$18,035,767	$12,406,440	$35,473,301	$22,969,248

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1		Brandes International Equity Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)

$12,018	$52	$294,864	$77,469	$11,372	$185

12,018	52	294,864	77,469	11,372	185

—	—	—	—	69,505	781
67,415	1,934	1,205,255	(171,540)	2,817	138

67,415	1,934	1,205,255	(171,540)	72,322	919
83,918	29,035	3,408,325	3,576,791	(81,202)	84

163,351	31,021	4,908,444	3,482,720	2,492	1,188

376,042	187,279	3,246,084	2,918,096	97,771	4,790
(111,818)	(22,952)	(3,842,220)	(4,759,106)	(37,878)	(1,758)
(154)	(12,253)	(58,731)	(129,783)	(6)	—
1,921,554	282,999	265,650	(2,548,605)	1,277,213	10,866

2,185,624	435,073	(389,217)	(4,519,398)	1,337,100	13,898

2,348,975	466,094	4,519,227	(1,036,678)	1,339,592	15,086

467,688	1,594	38,206,324	39,243,002	15,086	—

$2,816,663	$467,688	$42,725,551	$38,206,324	$1,354,678	$15,086

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Business Opportunity Value Trust		Capital Appreciation Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$2,270	$100	$3,877	—

Net investment income (loss)	2,270	100	3,877	—

Realized gains (losses) on investments:
Capital gain distributions	24,291	647	3,114	19,227
Net realized gain (loss)	2,978	183	26,677	(14,141)

Realized gains (losses)	27,269	830	29,791	5,086
Unrealized appreciation (depreciation) during the period	(30,941)	427	62,651	7,315

Net increase (decrease) in assets from operations	(1,402)	1,357	96,319	12,401

Changes from principal transactions:
Transfer of net premiums	88,526	6,268	407,193	199,197
Transfer on terminations	(28,141)	(2,945)	(101,502)	(42,399)
Transfer on policy loans	—	—	(1,368)	(4,750)
Net interfund transfers	666,478	17,162	237,088	384,779

Net increase (decrease) in assets from principal transactions	726,863	20,485	541,411	536,827

Total increase (decrease) in assets	725,461	21,842	637,730	549,228

Assets, beginning of period	21,842	—	549,868	640

Assets, end of period	$747,303	$21,842	$1,187,598	$549,868

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 1		Classic Value Trust Series 0		Classic Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$65,697	—	$31,581	$4,404	$171,983	$94,742

65,697	—	31,581	4,404	171,983	94,742

93,491	564,724	173,659	7,712	1,141,257	195,315
4,371	28,515	5,062	405	49,942	290,916

97,862	593,239	178,721	8,117	1,191,199	486,231
2,274,454	(257,978)	(456,592)	13,358	(2,704,536)	853,836

2,438,013	335,261	(246,290)	25,879	(1,341,354)	1,434,809

1,699,841	1,549,691	309,235	193,261	602,005	929,869
(1,892,884)	(1,924,664)	(85,151)	(20,379)	(364,750)	(301,457)
(111,092)	7,875	(270)	—	—	—
(975,588)	16,487,602	1,224,528	262,001	(76,629)	2,764,283

(1,279,723)	16,120,504	1,448,342	434,883	160,626	3,392,695

1,158,290	16,455,765	1,202,052	460,762	(1,180,728)	4,827,504

21,773,547	5,317,782	462,509	1,747	10,424,108	5,596,604

$22,931,837	$21,773,547	$1,664,561	$462,509	$9,243,380	$10,424,108

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 0		Core Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$4,075	$149	$8,371	$2,606

Net investment income (loss)	4,075	149	8,371	2,606

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	169	(44)	1,460	61

Realized gains (losses)	169	(44)	1,460	61
Unrealized appreciation (depreciation) during the period	(936)	175	(1,814)	656

Net increase (decrease) in assets from operations	3,308	280	8,017	3,323

Changes from principal transactions:
Transfer of net premiums	25,717	1,323	25,713	9,765
Transfer on terminations	(5,996)	(2,076)	(5,560)	(3,975)
Transfer on policy loans	—	—	—	—
Net interfund transfers	33,686	17,448	(11,555)	60,407

Net increase (decrease) in assets from principal transactions	53,407	16,695	8,598	66,197

Total increase (decrease) in assets	56,715	16,975	16,615	69,520

Assets, beginning of period	16,975	—	86,467	16,947

Assets, end of period	$73,690	$16,975	$103,082	$86,467

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Core Equity Trust Series 0		Core Equity Trust Series 1		CSI Equity Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)

$122	—	—	—	$15,766	$3,208

122	—	—	—	15,766	3,208

17,534	11	101,790	70,187	152,508	2,194
2,928	73	10,487	10,258	7,858	494

20,462	84	112,277	80,445	160,366	2,688
(50,153)	7,934	(222,980)	(3,498)	(106,763)	34,040

(29,569)	8,018	(110,703)	76,947	69,369	39,936

150,840	6,409	257,348	227,884	537,602	147,343

(26,277)	(3,186)	(98,065)	(79,055)	(74,849)	(16,536)
—	—	(30)	(2,278)	—	—
199,663	74,576	214,364	106,704	759,062	265,775

324,226	77,799	373,617	253,255	1,221,815	396,582

294,657	85,817	262,914	330,202	1,291,184	436,518

85,817	—	1,249,336	919,134	436,518	—

$380,474	$85,817	$1,512,250	$1,249,336	$1,727,702	$436,518

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust Series 0		Dynamic Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	7,219	(34)	377,200	1,390,636

Realized gains (losses)	7,219	(34)	377,200	1,390,636
Unrealized appreciation (depreciation) during the period	(3,450)	2,763	163,101	(770,806)

Net increase (decrease) in assets from operations	3,769	2,729	540,301	619,830

Changes from principal transactions:
Transfer of net premiums	45,392	25,416	363,282	508,193
Transfer on terminations	(21,588)	(4,706)	(451,172)	(522,523)
Transfer on policy loans	—	—	(4,782)	4,768
Net interfund transfers	152,405	33,740	254,107	(2,704,081)

Net increase (decrease) in assets from principal transactions	176,209	54,450	161,435	(2,713,643)

Total increase (decrease) in assets	179,978	57,179	701,736	(2,093,813)

Assets, beginning of period	57,198	19	5,493,471	7,587,284

Assets, end of period	$237,176	$57,198	$6,195,207	$5,493,471

(a)	Fund available in prior year but no activity.
(h)	Reflects the period of commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Emerging Growth Trust Series 0		Emerging Growth Trust Series 1		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (h)

$802	—	$1,166	—	$2,063

802	—	1,166	—	2,063

95,928	852	337,588	495,420	6,748
(8,063)	(838)	(282,845)	(164,321)	4,689

87,865	14	54,743	331,099	11,437
(86,407)	1,600	(16,590)	(191,033)	(2,634)

2,260	1,614	39,319	140,066	10,866

126,310	34,216	114,584	138,579	44,669
(27,561)	(5,139)	(115,404)	(316,156)	(1,608)
(2,960)	—	(22,637)	—	—
286,070	121,364	(289,227)	(41,834)	359,974

381,859	150,441	(312,684)	(219,411)	403,035

384,119	152,055	(273,365)	(79,345)	413,901

152,055	—	1,287,823	1,367,168	—

$536,174	$152,055	$1,014,458	$1,287,823	$413,901

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/07 (h)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$9,221	—	—

Net investment income (loss)	9,221	—	—

Realized gains (losses) on investments:
Capital gain distributions	31,309	131,063	948
Net realized gain (loss)	139,949	(3,833)	(4,796)

Realized gains (losses)	171,258	127,230	(3,848)
Unrealized appreciation (depreciation) during the period	(47,002)	(118,000)	13,104

Net increase (decrease) in assets from operations	133,477	9,230	9,256

Changes from principal transactions:
Transfer of net premiums	39,112	201,446	44,750
Transfer on terminations	45,411	(43,540)	(12,220)
Transfer on policy loans	—	(4,134)	(9,681)
Net interfund transfers	841,804	690,642	291,066

Net increase (decrease) in assets from principal transactions	926,327	844,414	313,915

Total increase (decrease) in assets	1,059,804	853,644	323,171

Assets, beginning of period	—	325,215	2,044

Assets, end of period	$1,059,804	$1,178,859	$325,215

(h)	Reflects the period of commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Emerging Small Company Trust Series 1		Equity-Income Trust Series 0		Equity-Income Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	$125,665	$3,317	$1,722,512	$831,303

—	—	125,665	3,317	1,722,512	831,303

11,789,406	2,793,605	496,991	13,196	6,731,413	3,420,441
1,130,848	1,336,013	82,371	(1,643)	1,314,356	1,067,562

12,920,254	4,129,618	579,362	11,553	8,045,769	4,488,003
(8,900,908)	(2,790,626)	(725,092)	83,725	(7,808,973)	4,361,714

4,019,346	1,338,992	(20,065)	98,595	1,959,308	9,681,020

2,846,231	3,306,553	1,076,356	189,829	2,948,264	3,826,199
(6,676,606)	(6,728,372)	(308,899)	(38,425)	(5,812,838)	(5,816,576)
(292,213)	(71,857)	(11,141)	(7,574)	(161,717)	(282,833)
(1,913,505)	(1,739,357)	3,731,310	1,018,894	51,641	(1,173,854)

(6,036,093)	(5,233,033)	4,487,626	1,162,724	(2,974,650)	(3,447,064)

(2,016,747)	(3,894,041)	4,467,561	1,261,319	(1,015,342)	6,233,956

49,927,098	53,821,139	1,297,432	36,113	59,007,712	52,773,756

$47,910,351	$49,927,098	$5,764,993	$1,297,432	$57,992,370	$59,007,712

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust Series 0		Financial Services Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$9,065	$6	$43,022	$9,681

Net investment income (loss)	9,065	6	43,022	9,681

Realized gains (losses) on investments:
Capital gain distributions	116,733	—	491,645	53
Net realized gain (loss)	20,061	1,307	410,599	639,507

Realized gains (losses)	136,794	1,307	902,244	639,560
Unrealized appreciation (depreciation) during the period	(201,896)	30,098	(1,239,534)	150,764

Net increase (decrease) in assets from operations	(56,037)	31,411	(294,268)	800,005

Changes from principal transactions:
Transfer of net premiums	275,165	30,841	371,582	474,351
Transfer on terminations	(42,777)	(6,906)	(593,269)	(347,077)
Transfer on policy loans	(4,972)	—	(12,090)	(23,970)
Net interfund transfers	342,566	231,194	(1,236,835)	1,160,796

Net increase (decrease) in assets from principal transactions	569,982	255,129	(1,470,612)	1,264,100

Total increase (decrease) in assets	513,945	286,540	(1,764,880)	2,064,105

Assets, beginning of period	286,925	385	4,953,510	2,889,405

Assets, end of period	$800,870	$286,925	$3,188,630	$4,953,510

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Frontier Capital Appreciation Trust		Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	$40,272	$352	$254,539	$106,909

—	—	40,272	352	254,539	106,909

29,760	862	85,541	1,348	640,185	444,899
2,511	36	42,158	5,116	370,072	601,160

32,271	898	127,699	6,464	1,010,257	1,046,059
(16,153)	(532)	(122,515)	123,860	(642,351)	725,236

16,118	366	45,456	130,676	622,445	1,878,204

67,390	3,278	482,052	51,196	1,172,295	1,114,499
(18,582)	(864)	(190,360)	(61,490)	(1,160,032)	(1,215,764)
—	—	—	—	(54,292)	(17,773)
446,250	7,342	1,069,449	1,340,783	(41,098)	41,252

495,058	9,756	1,361,141	1,330,489	(83,127)	(77,786)

511,176	10,122	1,406,597	1,461,165	539,318	1,800,418

10,122	—	1,462,722	1,557	14,994,270	13,193,852

$521,298	$10,122	$2,869,319	$1,462,722	$15,533,588	$14,994,270

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Allocation Trust Series 0		Global Allocation Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$84,803	$115	$386,461	$44,435

Net investment income (loss)	84,803	115	386,461	44,435

Realized gains (losses) on investments:
Capital gain distributions	114,686	—	602,201	—
Net realized gain (loss)	(215)	234	50,951	119,281

Realized gains (losses)	114,471	234	653,152	119,281
Unrealized appreciation (depreciation) during the period	(161,836)	7,219	(775,095)	352,483

Net increase (decrease) in assets from operations	37,438	7,568	264,518	516,199

Changes from principal transactions:
Transfer of net premiums	98,196	38,710	476,837	554,855
Transfer on terminations	(65,442)	(8,006)	(166,213)	(440,918)
Transfer on policy loans	—	—	(2,723)	(1,367)
Net interfund transfers	1,397,460	82,628	198,650	2,756,792

Net increase (decrease) in assets from principal transactions	1,430,214	113,332	506,551	2,869,362

Total increase (decrease) in assets	1,467,652	120,900	771,069	3,385,561

Assets, beginning of period	121,671	771	5,240,771	1,855,210

Assets, end of period	$1,589,323	$121,671	$6,011,840	$5,240,771

See accompanying notes.

Sub-Account
Global Bond Trust Series 0		Global Bond Trust Series 1		Global Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$116,183	—	$534,781	—	$18,387	$254

116,183	—	534,781	—	18,387	254

—	115	—	79,801	90,659	—
4,957	604	1,834	(22,725)	8,145	1,198

4,957	719	1,834	57,076	98,804	1,198
44,019	3,194	114,085	251,709	(166,756)	17,089

165,159	3,913	650,700	308,785	(49,565)	18,541

429,114	53,697	554,666	689,580	422,288	31,396
(107,028)	(13,204)	(658,757)	(776,492)	119,846	(10,218)
(2,788)	—	(55,974)	3,685	(3,452)	(220)
1,431,758	301,668	1,898,375	(406,487)	1,022,249	187,636

1,751,056	342,161	1,738,310	(489,714)	1,560,931	208,594

1,916,215	346,074	2,389,010	(180,929)	1,511,366	227,135

347,795	1,721	6,067,380	6,248,309	233,002	5,867

$2,264,010	$347,795	$8,456,390	$6,067,380	$1,744,368	$233,002

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust Series 1		Growth & Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)
Income:
Dividend income distribution	$353,471	$180,582	$48,976	$530

Net investment income (loss)	353,471	180,582	48,976	530

Realized gains (losses) on investments:
Capital gain distributions	835,309	—	256,191	5,592
Net realized gain (loss)	829,026	735,475	36,947	5,733

Realized gains (losses)	1,664,335	735,475	293,138	11,325
Unrealized appreciation (depreciation) during the period	(1,813,863)	1,704,588	(320,619)	52,641

Net increase (decrease) in assets from operations	203,943	2,620,645	21,495	64,496

Changes from principal transactions:
Transfer of net premiums	678,780	793,862	645,075	190,882
Transfer on terminations	(1,246,315)	(1,250,644)	(259,612)	(36,501)
Transfer on policy loans	(33,196)	(10,853)	(21,897)	(10,134)
Net interfund transfers	(309,074)	634,153	2,215,045	869,737

Net increase (decrease) in assets from principal transactions	(909,805)	166,518	2,578,611	1,013,984

Total increase (decrease) in assets	(705,862)	2,787,163	2,600,106	1,078,480

Assets, beginning of period	15,525,583	12,738,420	1,116,178	37,698

Assets, end of period	$14,819,721	$15,525,583	$3,716,284	$1,116,178

(e)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II.

See accompanying notes.

Sub-Account
Health Sciences Trust Series 0		Health Sciences Trust Series 1		High Yield Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	—	—	$89,864	$352

—	—	—	—	89,864	352

225,244	2,610	1,322,229	531,956	—	—
24,747	(916)	132,164	556,241	(2,570)	(169)

249,991	1,694	1,454,393	1,088,197	(2,570)	(169)
(84,314)	35,148	(515,362)	(607,234)	(89,231)	10,022

165,677	36,842	939,031	480,963	(1,937)	10,205

354,521	87,302	419,570	600,699	249,019	38,587
(91,115)	(22,935)	(597,024)	(644,801)	(73,447)	(10,604)
(7,188)	(1,496)	(12,045)	(25,008)	(1,998)	(909)
610,946	538,318	1,558,253	(1,793,911)	567,918	181,532

867,164	601,189	1,368,754	(1,863,021)	741,492	208,606

1,032,841	638,031	2,307,785	(1,382,058)	739,555	218,811

638,287	256	5,844,448	7,226,506	221,508	2,697

$1,671,128	$638,287	$8,152,233	$5,844,448	$961,063	$221,508

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 1		Income & Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,679,840	$1,087,997	$12,155	$12

Net investment income (loss)	1,679,840	1,087,997	12,155	12

Realized gains (losses) on investments:
Capital gain distributions	—	—	37,951	—
Net realized gain (loss)	152,766	117,033	621	25

Realized gains (losses)	152,766	117,033	38,572	25
Unrealized appreciation (depreciation) during the period	(1,605,107)	330,524	(64,835)	795

Net increase (decrease) in assets from operations	227,499	1,535,554	(14,108)	832

Changes from principal transactions:
Transfer of net premiums	884,871	1,081,136	75,501	2,753
Transfer on terminations	(1,383,069)	(1,609,754)	(26,250)	(2,028)
Transfer on policy loans	(8,461)	(68,349)	—	—
Net interfund transfers	(3,647,767)	(857,929)	481,462	30,511

Net increase (decrease) in assets from principal transactions	(4,154,426)	(1,454,896)	530,713	31,236

Total increase (decrease) in assets	(3,926,927)	80,658	516,605	32,068

Assets, beginning of period	15,981,183	15,900,525	32,712	644

Assets, end of period	$12,054,256	$15,981,183	$549,317	$32,712

(f)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

See accompanying notes.

Sub-Account
Income & Value Trust Series 1		International Core Trust Series 0		International Core Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)

$1,372,479	$704,508	$48,270	$1,110	$642,297	$158,017

1,372,479	704,508	48,270	1,110	642,297	158,017

2,359,520	—	286,706	8,445	3,776,141	1,201,970
836,265	551,833	42,731	(986)	2,779,577	2,545,690

3,195,785	551,833	329,437	7,459	6,555,718	3,747,660
(4,095,384)	1,682,834	(229,966)	42,516	(4,023,761)	1,848,630

472,880	2,939,175	147,741	51,085	3,174,254	5,754,307

2,427,444	2,711,114	408,238	215,085	1,554,153	1,812,205
(4,743,428)	(4,327,101)	(140,348)	(20,894)	(3,206,079)	(3,400,943)
(261,625)	(145,388)	(5,530)	(6,307)	(46,576)	(71,665)
(1,670,229)	(799,184)	1,665,772	418,896	(809,638)	(1,719,453)

(4,247,838)	(2,560,559)	1,928,132	606,780	(2,508,140)	(3,379,856)

(3,774,958)	378,616	2,075,873	657,865	666,114	2,374,451

35,743,879	35,365,263	659,612	1,747	27,910,801	25,536,350

$31,968,921	$35,743,879	$2,735,485	$659,612	$28,576,915	$27,910,801

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$369,805	$46,558	$153,706	$416

Net investment income (loss)	369,805	46,558	153,706	416

Realized gains (losses) on investments:
Capital gain distributions	449,357	47,159	215,570	408
Net realized gain (loss)	424,967	432,213	52,496	1,498

Realized gains (losses)	874,324	479,372	268,066	1,906
Unrealized appreciation (depreciation) during the period	86,366	867,805	(122,460)	73,993

Net increase (decrease) in assets from operations	1,330,495	1,393,735	299,312	76,315

Changes from principal transactions:
Transfer of net premiums	755,925	837,600	901,391	146,334
Transfer on terminations	(530,812)	(508,101)	(158,276)	(24,551)
Transfer on policy loans	(16,360)	(28,105)	(21,960)	(3,022)
Net interfund transfers	804,787	1,117,293	3,736,787	533,144

Net increase (decrease) in assets from principal transactions	1,013,540	1,418,687	4,457,942	651,905

Total increase (decrease) in assets	2,344,035	2,812,422	4,757,254	728,220

Assets, beginning of period	7,689,141	4,876,719	730,024	1,804

Assets, end of period	$10,033,176	$7,689,141	$5,487,278	$730,024

See accompanying notes.

Sub-Account
International Opportunities Trust Series 0		International Opportunities Trust Series 1		International Small Cap Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$23,943	$34	$72,270	$13,211	$53,876	$288

23,943	34	72,270	13,211	53,876	288

264,721	279	846,471	118,028	464,256	—
20,356	(497)	412,717	26,778	9,903	3,641

285,077	(218)	1,259,188	144,806	474,159	3,641
(99,657)	28,604	(831,861)	324,760	(557,890)	24,280

209,363	28,420	499,597	482,777	(29,855)	28,209

498,874	47,418	210,359	217,415	473,498	79,429
(110,505)	(20,875)	(171,646)	(72,082)	(132,075)	(11,019)
(743)	—	(3,035)	—	(6,488)	(2,431)
1,378,052	255,939	2,413,349	2,925,898	1,979,443	205,214

1,765,678	282,482	2,449,027	3,071,231	2,314,378	271,193

1,975,041	310,902	2,948,624	3,554,008	2,284,523	299,402

311,443	541	3,732,687	178,679	302,325	2,923

$2,286,484	$311,443	$6,681,311	$3,732,687	$2,586,848	$302,325

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust Series 1		International Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$466,646	$157,915	$125,014	$632

Net investment income (loss)	466,646	157,915	125,014	632

Realized gains (losses) on investments:
Capital gain distributions	4,743,134	—	398,467	1,483
Net realized gain (loss)	1,837,428	1,505,269	43,206	6,824

Realized gains (losses)	6,580,562	1,505,269	441,673	8,307
Unrealized appreciation (depreciation) during the period	(5,208,835)	1,440,515	(410,284)	97,301

Net increase (decrease) in assets from operations	1,838,373	3,103,699	156,403	106,240

Changes from principal transactions:
Transfer of net premiums	1,172,486	750,207	716,917	111,309
Transfer on terminations	(1,467,013)	(1,357,295)	(299,008)	(57,959)
Transfer on policy loans	(63,085)	138,455	(3,186)	(1,628)
Net interfund transfers	(413,535)	(2,966,480)	2,502,655	911,198

Net increase (decrease) in assets from principal transactions	(771,147)	(3,435,113)	2,917,378	962,920

Total increase (decrease) in assets	1,067,226	(331,414)	3,073,781	1,069,160

Assets, beginning of period	12,922,092	13,253,506	1,070,153	993

Assets, end of period	$13,989,318	$12,922,092	$4,143,934	$1,070,153

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
International Value Trust Series 1		Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,656,852	$572,982	$48,230	$359	$1,767,466	$1,184,183

1,656,852	572,982	48,230	359	1,767,466	1,184,183

6,048,453	1,374,504	—	—	—	—
2,311,583	2,285,620	(1,640)	(258)	(17,899)	(56,364)

8,360,036	3,660,124	(1,640)	(258)	(17,899)	(56,364)
(6,679,249)	4,523,705	(15,844)	1,189	(568,776)	(438,864)

3,337,639	8,756,811	30,746	1,290	1,180,791	688,955

2,191,322	2,515,639	85,621	31,472	1,754,292	1,553,533
(3,345,617)	(3,383,294)	18,764	(4,246)	(2,245,423)	(2,772,974)
(203,967)	(17,524)	—	—	(99,773)	(30,651)
(3,101,829)	4,100,747	649,129	81,707	(500,514)	129,292

(4,460,091)	3,215,568	753,514	108,933	(1,091,418)	(1,120,800)

(1,122,452)	11,972,379	784,260	110,223	89,373	(431,845)

39,949,803	27,977,424	110,223	—	19,705,785	20,137,630

$38,827,351	$39,949,803	$894,483	$110,223	$19,795,158	$19,705,785

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth Trust Series 0	Large Cap Growth Trust Series 1
	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/06 (k)
Income:
Dividend income distribution	$118	$69,618

Net investment income (loss)	118	69,618

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gain (loss)	(77)	1,936,958

Realized gains (losses)	(77)	1,936,958
Unrealized appreciation (depreciation) during the period	—	(1,555,843)

Net increase (decrease) in assets from operations	41	450,733

Changes from principal transactions:
Transfer of net premiums	5,914	604,638
Transfer on terminations	(5,791)	(705,854)
Transfer on policy loans	—	19,540
Net interfund transfers	(751)	(19,837,497)

Net increase (decrease) in assets from principal transactions	(628)	(19,919,173)

Total increase (decrease) in assets	(587)	(19,468,440)

Assets, beginning of period	587	19,468,440

Assets, end of period	—	—

(k)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Large-Cap Trust Series 0		Large Cap Trust Series 1		Large Cap Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$7,672	$12	$132,076	$56	$34,760	$222

7,672	12	132,076	56	34,760	222

52,771	69	1,038,068	605	189,942	3,600
3,678	152	(36,030)	18,501	52,080	900

56,449	221	1,002,038	19,106	242,022	4,500
(96,871)	7,693	(2,344,656)	55,368	(281,728)	26,816

(32,750)	7,926	(1,210,542)	74,530	(4,946)	31,538

139,896	45,520	887,413	27,809	964,644	90,862
(20,240)	(2,819)	(1,859,590)	(31,567)	(240,791)	(45,091)
(288)	—	(5,675)	—	(11,972)	—
686,970	138,716	23,522,894	461,159	3,133,560	468,170

806,338	181,417	22,545,042	457,401	3,845,441	513,941

773,588	189,343	21,334,500	531,931	3,840,495	545,479

189,343	—	544,040	12,109	548,776	3,297

$962,931	$189,343	$21,878,540	$544,040	$4,389,271	$548,776

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)
Income:
Dividend income distribution	$106,622	$28,634	$1,560,866	$51,349

Net investment income (loss)	106,622	28,634	1,560,866	51,349

Realized gains (losses) on investments:
Capital gain distributions	658,000	514,009	350,291	135,936
Net realized gain (loss)	229,178	439,507	204,755	(94,620)

Realized gains (losses)	887,178	953,516	555,046	41,316
Unrealized appreciation (depreciation) during the period	(658,647)	(30,955)	(1,105,402)	674,627

Net increase (decrease) in assets from operations	335,153	951,195	1,010,510	767,292

Changes from principal transactions:
Transfer of net premiums	1,398,787	724,418	7,171,598	1,107,856
Transfer on terminations	(982,909)	(633,914)	(3,153,767)	(707,482)
Transfer on policy loans	(89,179)	(20,143)	41,276	(194,401)
Net interfund transfers	2,641,414	1,028,955	12,845,466	8,210,156

Net increase (decrease) in assets from principal transactions	2,968,113	1,099,316	16,904,573	8,416,129

Total increase (decrease) in assets	3,303,266	2,050,511	17,915,083	9,183,421

Assets, beginning of period	8,230,078	6,179,567	9,314,281	130,860

Assets, end of period	$11,533,344	$8,230,078	$27,229,364	$9,314,281

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.
(w)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

See accompanying notes.

Sub-Account
Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/07	Dec. 31/06 (v)	Dec. 31/07	Dec. 31/06 (w)	Dec. 31/07	Dec. 31/06 (w)

$2,342,068	$1,424,276	$2,360,435	$88,793	$5,589,797	$3,043,963

2,342,068	1,424,276	2,360,435	88,793	5,589,797	3,043,963

586,273	3,771,812	75,896	97,180	125,307	3,622,070
515,482	224,522	420,212	(106,518)	1,790,919	579,806

1,101,755	3,996,334	496,108	(9,338)	1,916,226	4,201,876
(1,418,513)	(2,600,262)	(1,443,117)	690,815	(3,008,389)	(160,654)

2,025,310	2,820,348	1,413,426	770,270	4,497,634	7,085,185

3,240,646	3,368,697	8,330,737	2,033,630	6,894,368	7,399,831
(3,482,822)	(3,910,924)	(2,789,078)	(427,998)	(7,404,984)	(5,801,085)
(47,968)	(205,211)	(515,531)	(38,384)	(737,138)	(278,643)
520,977	4,309,225	26,958,204	11,631,394	7,864,939	4,832,074

230,833	3,561,787	31,984,332	13,198,642	6,617,185	6,152,177

2,256,143	6,382,135	33,397,758	13,968,912	11,114,819	13,237,362

23,128,583	16,746,448	14,300,087	331,175	65,514,497	52,277,135

$25,384,726	$23,128,583	$47,697,845	$14,300,087	$76,629,316	$65,514,497

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/07	Dec. 31/06 (x)	Dec. 31/07	Dec. 31/06 (x)
Income:
Dividend income distribution	$149,949	$3,958	$587,671	$315,474

Net investment income (loss)	149,949	3,958	587,671	315,474

Realized gains (losses) on investments:
Capital gain distributions	5,614	1,802	18,790	203,717
Net realized gain (loss)	28,664	(1,724)	59,912	14,603

Realized gains (losses)	34,278	78	78,702	218,320
Unrealized appreciation (depreciation) during the period	(99,035)	61,267	(275,697)	16,032

Net increase (decrease) in assets from operations	85,192	65,303	390,676	549,826

Changes from principal transactions:
Transfer of net premiums	451,381	25,744	445,083	500,729
Transfer on terminations	(160,838)	(50,639)	(828,244)	(819,190)
Transfer on policy loans	—	—	(97,219)	20,341
Net interfund transfers	620,709	1,334,171	900,176	118,963

Net increase (decrease) in assets from principal transactions	911,252	1,309,276	419,796	(179,157)

Total increase (decrease) in assets	996,444	1,374,579	810,472	370,669

Assets, beginning of period	1,374,679	100	6,928,768	6,558,099

Assets, end of period	$2,371,123	$1,374,679	$7,739,240	$6,928,768

(x)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.
(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.
(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

See accompanying notes.

Sub-Account
Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/07	Dec. 31/06 (y)	Dec. 31/07	Dec. 31/06 (y)	Dec. 31/07	Dec. 31/06 (z)

$5,777,178	$301,720	$8,387,879	$5,055,136	$256,715	$8,951

5,777,178	301,720	8,387,879	5,055,136	256,715	8,951

339,272	334,603	541,431	5,768,339	7,057	8,023
703,199	(213,768)	1,691,912	518,338	54,134	(1,704)

1,042,471	120,835	2,233,343	6,286,677	61,191	6,319
(3,194,853)	1,717,298	(2,941,947)	(331,483)	(175,711)	65,996

3,624,796	2,139,853	7,679,275	11,010,330	142,195	81,266

23,765,227	7,383,097	10,316,980	12,148,756	704,335	266,850
(7,503,056)	(1,571,805)	(11,410,810)	(8,763,246)	(269,131)	(64,613)
(837,620)	(25,860)	(445,875)	(359,087)	6,559	(175,000)
60,881,033	27,109,654	7,999,767	9,086,609	3,376,010	1,452,605

76,305,584	32,895,086	6,460,062	12,113,032	3,817,773	1,479,842

79,930,380	35,034,939	14,139,337	23,123,362	3,959,968	1,561,108

35,629,937	594,998	97,756,372	74,633,010	1,622,337	61,229

$115,560,317	$35,629,937	$111,895,709	$97,756,372	$5,582,305	$1,622,337

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust Series 1		Managed Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/07	Dec. 31/06 (z)	Dec. 31/07	Dec. 31/06
Income:
Dividend income distribution	$1,083,014	$483,554	$82,572	$4,176

Net investment income (loss)	1,083,014	483,554	82,572	4,176

Realized gains (losses) on investments:
Capital gain distributions	18,853	475,364	32,284	18,691
Net realized gain (loss)	212,655	234,262	18,561	(849)

Realized gains (losses)	231,508	709,626	50,845	17,842
Unrealized appreciation (depreciation) during the period	(595,438)	274	(105,169)	16,307

Net increase (decrease) in assets from operations	719,084	1,193,454	28,248	38,325

Changes from principal transactions:
Transfer of net premiums	1,277,745	1,745,457	361,451	62,642
Transfer on terminations	(1,332,442)	(1,208,882)	(134,259)	(31,630)
Transfer on policy loans	(118,581)	3,297	(24,534)	(216)
Net interfund transfers	93,092	1,956,168	467,206	603,080

Net increase (decrease) in assets from principal transactions	(80,186)	2,496,040	669,864	633,876

Total increase (decrease) in assets	638,898	3,689,494	698,112	672,201

Assets, beginning of period	13,690,869	10,001,375	950,300	278,099

Assets, end of period	$14,329,767	$13,690,869	$1,648,412	$950,300

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.
(l)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

Sub-Account
Mid Cap Core Trust Series 0	Mid Cap Core Trust Series 1	Mid Cap Index Trust Series 0
Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/06 (l)	Dec. 31/06 (l)	Dec. 31/07	Dec. 31/06

$3,059	$37,975	$35,846	$225

3,059	37,975	35,846	225

39,721	516,508	367,760	1,513
(33,076)	(432,170)	38,650	(2,851)

6,645	84,338	406,410	(1,338)
7	(18,174)	(393,324)	22,387

9,711	104,139	48,932	21,274

58,424	325,784	768,323	116,212
(11,037)	(117,022)	(168,465)	(26,250)
(4,712)	274	(14,719)	(2,419)
(53,608)	(1,532,493)	1,793,017	586,616

(10,933)	(1,323,457)	2,378,156	674,159

(1,222)	(1,219,318)	2,427,088	695,433

1,222	1,219,318	703,035	7,602

—	—	$3,130,123	$703,035

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust Series 1		Mid Cap Intersection Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (h)
Income:
Dividend income distribution	$174,923	$61,677	$2

Net investment income (loss)	174,923	61,677	2

Realized gains (losses) on investments:
Capital gain distributions	1,659,938	430,916	—
Net realized gain (loss)	618,483	682,196	(11)

Realized gains (losses)	2,278,421	1,113,112	(11)
Unrealized appreciation (depreciation) during the period	(1,548,827)	(257,247)	(674)

Net increase (decrease) in assets from operations	904,517	917,542	(683)

Changes from principal transactions:
Transfer of net premiums	1,090,750	1,040,241	15
Transfer on terminations	(1,152,348)	(1,456,521)	(547)
Transfer on policy loans	(57,862)	(124,446)	—
Net interfund transfers	(751,002)	2,646,293	15,173

Net increase (decrease) in assets from principal transactions	(870,462)	2,105,567	14,641

Total increase (decrease) in assets	34,055	3,023,109	13,958

Assets, beginning of period	12,722,488	9,699,379	—

Assets, end of period	$12,756,543	$12,722,488	$13,958

(h)	Reflects the period of commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$133	—	—	—	$23,421	$304

133	—	—	—	23,421	304

636,087	717	6,313,944	887,583	581,529	6,630
32,037	(883)	1,627,866	1,162,230	1,845	(1,892)

668,124	(166)	7,941,810	2,049,813	583,374	4,738
(242,466)	87,480	(2,936,149)	625,573	(725,903)	49,568

425,791	87,314	5,005,661	2,675,386	(119,108)	54,610

484,049	92,140	1,696,656	1,810,827	740,163	73,564
(213,988)	(57,375)	(2,481,038)	(2,374,001)	(153,009)	(21,769)
(20,289)	(1,867)	(270,900)	(29,046)	(13,063)	(2,951)
1,930,988	993,786	1,927,703	(2,352,749)	1,677,692	495,755

2,180,760	1,026,684	872,421	(2,944,969)	2,251,783	544,599

2,606,551	1,113,998	5,878,082	(269,583)	2,132,675	599,209

1,114,529	531	21,500,613	21,770,196	602,966	3,757

$3,721,080	$1,114,529	$27,378,695	$21,500,613	$2,735,641	$602,966

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Value Trust Series 1		Mid Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$300,713	$155,083	$13,086	$63

Net investment income (loss)	300,713	155,083	13,086	63

Realized gains (losses) on investments:
Capital gain distributions	7,566,880	3,687,391	93,426	1,596
Net realized gain (loss)	272,821	263,764	(14,783)	25

Realized gains (losses)	7,839,701	3,951,155	78,643	1,621
Unrealized appreciation (depreciation) during the period	(7,700,604)	(1,471,419)	(121,053)	6,583

Net increase (decrease) in assets from operations	439,810	2,634,819	(29,324)	8,267

Changes from principal transactions:
Transfer of net premiums	1,722,472	2,042,952	244,557	23,739
Transfer on terminations	(2,098,020)	(1,631,265)	(32,859)	(2,255)
Transfer on policy loans	(44,574)	(93,138)	(36)	—
Net interfund transfers	(372,925)	(808,770)	532,957	59,408

Net increase (decrease) in assets from principal transactions	(793,047)	(490,221)	744,619	80,892

Total increase (decrease) in assets	(353,237)	2,144,598	715,295	89,159

Assets, beginning of period	24,141,454	21,996,856	89,207	48

Assets, end of period	$23,788,217	$24,141,454	$804,502	$89,207

See accompanying notes.

Sub-Account
Money Market Trust B Series 0		Money Market Trust Series 1		Natural Resources Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,085,503	$298,096	$3,493,376	$3,660,440	$33,314	$769

1,085,503	298,096	3,493,376	3,660,440	33,314	769

—	—	—	—	1,359,670	24,298
—	—	—	—	82,855	(17,363)

—	—	—	—	1,442,525	6,935
—	—	—	—	(643,513)	35,332

1,085,503	298,096	3,493,376	3,660,440	832,326	43,036

152,054,687	56,274,641	16,257,293	30,870,510	757,632	210,526
71,764,178	37,732,026	(17,195,345)	(17,666,851)	(213,859)	(40,979)
(272,717)	(169,508)	(219,034)	(17,303)	(14,347)	(3,235)
(201,467,732)	(80,956,842)	(2,366,766)	(16,372,197)	2,440,759	632,243

22,078,416	12,880,317	(3,523,852)	(3,185,841)	2,970,185	798,555

23,163,919	13,178,413	(30,476)	474,599	3,802,511	841,591

14,799,912	1,621,499	81,624,374	81,149,775	842,321	730

$37,963,831	$14,799,912	$81,593,898	$81,624,374	$4,644,832	$842,321

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 1		Overseas Equity Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$196,328	$59,999	$14,038	$13

Net investment income (loss)	196,328	59,999	14,038	13

Realized gains (losses) on investments:
Capital gain distributions	7,009,094	2,012,912	77,006	48
Net realized gain (loss)	875,442	1,051,313	35,071	1,702

Realized gains (losses)	7,884,536	3,064,225	112,077	1,750
Unrealized appreciation (depreciation) during the period	(2,475,207)	(1,367,088)	(70,899)	19,598

Net increase (decrease) in assets from operations	5,605,657	1,757,136	55,216	21,361

Changes from principal transactions:
Transfer of net premiums	827,458	908,841	202,717	9,858
Transfer on terminations	(987,318)	(1,115,912)	(39,400)	(13,646)
Transfer on policy loans	(174,541)	(115,369)	—	—
Net interfund transfers	3,502,823	951,302	388,098	235,320

Net increase (decrease) in assets from principal transactions	3,168,422	628,862	551,415	231,532

Total increase (decrease) in assets	8,774,079	2,385,998	606,631	252,893

Assets, beginning of period	11,373,376	8,987,378	252,920	27

Assets, end of period	$20,147,455	$11,373,376	$859,551	$252,920

See accompanying notes.

Sub-Account
Pacific Rim Trust Series 0		Pacific Rim Trust Series 1		Quantitative All Cap Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$29,814	$733	$250,556	$125,367	$4,428	$199

29,814	733	250,556	125,367	4,428	199

417,845	—	3,464,415	—	37,922	1,098
37,356	(2,305)	1,570,469	2,018,512	2,016	(45)

455,201	(2,305)	5,034,884	2,018,512	39,938	1,053
(390,932)	31,170	(4,058,552)	(826,808)	(48,087)	(197)

94,083	29,598	1,226,888	1,317,071	(3,721)	1,055

475,922	163,000	783,753	984,132	43,946	4,101
(154,434)	(53,323)	(1,432,940)	(1,376,954)	(13,771)	(1,155)
(3,423)	—	(47,909)	(9,436)	(2,877)	—
885,044	487,655	(1,044,074)	(963,754)	309,409	18,206

1,203,109	597,332	(1,741,170)	(1,366,012)	336,707	21,152

1,297,192	626,930	(514,282)	(48,941)	332,986	22,207

627,530	600	13,097,299	13,146,240	22,221	14

$1,924,722	$627,530	$12,583,017	$13,097,299	$355,207	$22,221

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative All Cap Trust Series 1		Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$9,154	$5,741	$428	—

Net investment income (loss)	9,154	5,741	428	—

Realized gains (losses) on investments:
Capital gain distributions	101,270	44,858	13,351	2,909
Net realized gain (loss)	11,067	5,513	5,453	(2,924)

Realized gains (losses)	112,337	50,371	18,804	(15)
Unrealized appreciation (depreciation) during the period	(99,573)	14,364	(17,611)	(445)

Net increase (decrease) in assets from operations	21,918	70,476	1,621	(460)

Changes from principal transactions:
Transfer of net premiums	120,056	107,027	22,800	14,673
Transfer on terminations	(113,520)	(46,707)	(6,010)	(1,213)
Transfer on policy loans	228	401	—	—
Net interfund transfers	111,800	69,258	(82,476)	125,505

Net increase (decrease) in assets from principal transactions	118,564	129,979	(65,686)	138,965

Total increase (decrease) in assets	140,482	200,455	(64,065)	138,505

Assets, beginning of period	621,515	421,060	144,781	6,276

Assets, end of period	$761,997	$621,515	$80,716	$144,781

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Quantitative Mid Cap Trust Series 1		Quantitative Value Trust Series 0		Quantitative Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$7,638	—	$1,992	—	$11,018	$4,130

7,638	—	1,992	—	11,018	4,130

356,386	697,226	8,696	—	53,637	35,894
(469,601)	(30,985)	2,611	47	2,736	37,160

(113,215)	666,241	11,307	47	56,373	73,054
100,839	(615,888)	(20,389)	3,743	(92,252)	15,877

(4,738)	50,353	(7,090)	3,790	(24,861)	93,061

143,312	160,684	17,164	1,016	37,857	22,797
(196,305)	(187,170)	(8,984)	(446)	(28,881)	(39,265)
(18,602)	(1,227)	—	—	—	—
(488,505)	754,981	52,166	34,372	(112,763)	(69,704)

(560,100)	727,268	60,346	34,942	(103,787)	(86,172)

(564,838)	777,621	53,256	38,732	(128,648)	6,889

2,197,838	1,420,217	38,732	—	589,162	582,273

$1,633,000	$2,197,838	$91,988	$38,732	$460,514	$589,162

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$86,308	$3,459	$1,280,686	$916,893

Net investment income (loss)	86,308	3,459	1,280,686	916,893

Realized gains (losses) on investments:
Capital gain distributions	1,615,796	32,161	24,247,003	8,748,824
Net realized gain (loss)	(249,586)	3,682	1,927,470	5,317,829

Realized gains (losses)	1,366,210	35,843	26,174,473	14,066,653
Unrealized appreciation (depreciation) during the period	(2,141,138)	134,471	(34,719,793)	1,369,012

Net increase (decrease) in assets from operations	(688,620)	173,773	(7,264,634)	16,352,558

Changes from principal transactions:
Transfer of net premiums	1,102,924	203,776	2,174,087	2,637,377
Transfer on terminations	(286,489)	(44,538)	(6,511,863)	(5,666,674)
Transfer on policy loans	(28,366)	(7,326)	(619,240)	(230,126)
Net interfund transfers	2,125,814	1,147,689	(5,285,073)	(2,558,582)

Net increase (decrease) in assets from principal transactions	2,913,883	1,299,601	(10,242,089)	(5,818,005)

Total increase (decrease) in assets	2,225,263	1,473,374	(17,506,723)	10,534,553

Assets, beginning of period	1,508,246	34,872	55,885,697	45,351,144

Assets, end of period	$3,733,509	$1,508,246	$38,378,974	$55,885,697

See accompanying notes.

Sub-Account
Real Return Bond Trust Series 0		Real Return Bond Trust Series 1		Science & Technology Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$32,852	$112	$275,943	$65,057	—	—

32,852	112	275,943	65,057	—	—

—	83	—	49,046	—	—
(1,311)	(135)	(32,138)	(5,999)	50,017	(2,032)

(1,311)	(52)	(32,138)	43,047	50,017	(2,032)
4,693	885	158,813	(99,316)	87,991	60,444

36,234	945	402,618	8,788	138,008	58,412

99,965	8,622	324,157	287,252	197,943	48,078
(24,401)	(8,236)	(317,107)	(277,337)	(63,196)	(15,329)
(608)	—	(2,740)	(72,817)	(10,211)	(9,669)
368,600	127,754	1,077,878	432,276	613,558	536,169

443,556	128,140	1,082,188	369,374	738,094	559,249

479,790	129,085	1,484,806	378,162	876,102	617,661

130,354	1,269	2,922,527	2,544,365	617,666	5

$610,144	$130,354	$4,407,333	$2,922,527	$1,493,768	$617,666

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust Series 1		Short-Term Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Income:
Dividend income distribution	—	—	$18,627	$559

Net investment income (loss)	—	—	18,627	559

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	1,871,904	1,191,792	1,101	379

Realized gains (losses)	1,871,904	1,191,792	1,101	379
Unrealized appreciation (depreciation) during the period	1,494,881	(209,171)	(15,322)	453

Net increase (decrease) in assets from operations	3,366,785	982,621	4,406	1,391

Changes from principal transactions:
Transfer of net premiums	1,827,550	2,204,585	57,153	2,269
Transfer on terminations	(2,371,093)	(2,508,723)	(11,459)	(2,828)
Transfer on policy loans	(133,057)	(219,342)	—	—
Net interfund transfers	1,698,856	(2,167,118)	212,321	33,095

Net increase (decrease) in assets from principal transactions	1,022,256	(2,690,598)	258,015	32,536

Total increase (decrease) in assets	4,389,041	(1,707,977)	262,421	33,927

Assets, beginning of period	18,175,973	19,883,950	33,927	—

Assets, end of period	$22,565,014	$18,175,973	$296,348	$33,927

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Small Cap Growth Trust Series 0		Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	$31,008	$173	$165,947	$42,090

—	—	31,008	173	165,947	42,090

73,889	—	223,957	876	1,277,968	227,435
(7,006)	538	23,625	1,867	326,861	291,057

66,883	538	247,582	2,743	1,604,829	518,492
(48,125)	1,375	(365,020)	53,408	(1,994,433)	860,973

18,758	1,913	(86,430)	56,324	(223,657)	1,421,555

103,600	10,024	494,308	83,625	917,948	846,420
(35,542)	(1,895)	(99,473)	(27,513)	(639,174)	(850,250)
(3,530)	(556)	(9,139)	—	(122,195)	(87,331)
708,045	27,583	1,365,260	606,572	(573,342)	482,817

772,573	35,156	1,750,956	662,684	(416,763)	391,656

791,331	37,069	1,664,526	719,008	(640,420)	1,813,211

37,098	29	728,104	9,096	9,814,002	8,000,791

$828,429	$37,098	$2,392,630	$728,104	$9,173,582	$9,814,002

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$8,864	$487	$181,173	$67,934

Net investment income (loss)	8,864	487	181,173	67,934

Realized gains (losses) on investments:
Capital gain distributions	28,381	1,698	574,433	254,106
Net realized gain (loss)	6,838	(2,337)	736,850	272,497

Realized gains (losses)	35,219	(639)	1,311,283	526,603
Unrealized appreciation (depreciation) during the period	(70,445)	6,537	(2,273,914)	360,342

Net increase (decrease) in assets from operations	(26,362)	6,385	(781,458)	954,879

Changes from principal transactions:
Transfer of net premiums	126,455	78,306	691,614	919,780
Transfer on terminations	(37,907)	(13,239)	(733,016)	(655,763)
Transfer on policy loans	—	—	(46,869)	10,946
Net interfund transfers	81,976	232,591	(1,087,964)	(728,740)

Net increase (decrease) in assets from principal transactions	170,524	297,658	(1,176,235)	(453,777)

Total increase (decrease) in assets	144,162	304,043	(1,957,693)	501,102

Assets, beginning of period	304,246	203	10,192,903	9,691,801

Assets, end of period	$448,408	$304,246	$8,235,210	$10,192,903

See accompanying notes.

Sub-Account
Small Cap Trust Series 0		Small Cap Trust Series 1		Small Cap Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	—	—	$15,496	$107

—	—	—	—	15,496	107

62,492	335	67,496	78,979	269,234	17,161
2,039	(1,047)	(22,635)	(60,654)	(11,899)	(1,869)

64,531	(712)	44,861	18,325	257,335	15,292
(75,682)	3,654	(79,496)	(44,033)	(403,867)	16,508

(11,151)	2,942	(34,635)	(25,708)	(131,036)	31,907

54,043	15,191	52,547	26,634	462,987	52,003
(18,694)	(4,600)	(49,460)	(22,686)	(104,233)	(12,771)
(608)	—	—	—	(9,211)	—
255,467	67,131	(733,718)	281,024	1,471,487	273,458

290,208	77,722	(730,631)	284,972	1,821,030	312,690

279,057	80,664	(765,266)	259,264	1,689,994	344,597

80,990	326	1,140,105	880,841	378,961	34,364

$360,047	$80,990	$374,839	$1,140,105	$2,068,955	$378,961

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust Series 1	Small Company Trust Series 0
	Year Ended Dec. 31/07 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$3,824	—	—

Net investment income (loss)	3,824	—	—

Realized gains (losses) on investments:
Capital gain distributions	67,109	454	62
Net realized gain (loss)	(423)	9	(122)

Realized gains (losses)	66,686	463	(60)
Unrealized appreciation (depreciation) during the period	(82,056)	(698)	48

Net increase (decrease) in assets from operations	(11,546)	(235)	(12)

Changes from principal transactions:
Transfer of net premiums	10,879	1,785	1,716
Transfer on terminations	(4,131)	(397)	(253)
Transfer on policy loans	(652)	—	—
Net interfund transfers	725,079	—	14

Net increase (decrease) in assets from principal transactions	731,175	1,388	1,477

Total increase (decrease) in assets	719,629	1,153	1,465

Assets, beginning of period	—	1,911	446

Assets, end of period	$719,629	$3,064	$1,911

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Small Company Trust Series 1		Small Company Value Trust Series 0		Small Company Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	$4,217	$86	$35,795	$15,313

—	—	4,217	86	35,795	15,313

394,778	116,281	457,067	11,136	3,822,437	3,530,789
168,385	(65,465)	9,008	(14,065)	2,324,824	1,436,650

563,163	50,816	466,075	(2,929)	6,147,261	4,967,439
(650,973)	88,888	(581,872)	84,913	(6,416,043)	(1,697,527)

(87,810)	139,704	(111,580)	82,070	(232,987)	3,285,225

88,045	66,313	892,231	150,992	2,000,278	2,003,986
(190,048)	(113,932)	(201,827)	(54,865)	(2,718,129)	(1,620,945)
—	—	(12,134)	(4,640)	(133,484)	(135,962)
(19,943)	1,574,454	1,573,770	1,213,762	(1,219,537)	(830,500)

(121,946)	1,526,835	2,252,040	1,305,249	(2,070,872)	(583,421)

(209,756)	1,666,539	2,140,460	1,387,319	(2,303,859)	2,701,804

2,211,694	545,155	1,389,495	2,176	24,522,007	21,820,203

$2,001,938	$2,211,694	$3,529,955	$1,389,495	$22,218,148	$24,522,007

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Special Value Trust Series 0		Special Value Trust Series 1
	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06
Income:
Dividend income distribution	$2,718	—	$16,500	$125

Net investment income (loss)	2,718	—	16,500	125

Realized gains (losses) on investments:
Capital gain distributions	27,648	—	243,640	44,833
Net realized gain (loss)	(33,600)	113	(247,945)	285,712

Realized gains (losses)	(5,952)	113	(4,305)	330,545
Unrealized appreciation (depreciation) during the period	(1,283)	1,283	(20,451)	(251,463)

Net increase (decrease) in assets from operations	(4,517)	1,396	(8,256)	79,207

Changes from principal transactions:
Transfer of net premiums	13,131	1,236	96,806	114,717
Transfer on terminations	(5,241)	(1,046)	(38,988)	(180,681)
Transfer on policy loans	(7)	(1,582)	210	233
Net interfund transfers	(37,502)	34,132	(538,652)	(886,964)

Net increase (decrease) in assets from principal transactions	(29,619)	32,740	(480,624)	(952,695)

Total increase (decrease) in assets	(34,136)	34,136	(488,880)	(873,488)

Assets, beginning of period	34,136	—	488,880	1,362,368

Assets, end of period	—	$34,136	—	$488,880

(j)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.
(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Strategic Bond Trust Series 0		Strategic Bond Trust Series 1		Strategic Income Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$50,479	$411	$1,107,278	$699,660	$23,491	$2,366

50,479	411	1,107,278	699,660	23,491	2,366

—	—	—	—	—	7
(8,390)	(298)	139,651	118,586	6,548	139

(8,390)	(298)	139,651	118,586	6,548	146
(47,194)	3,302	(1,272,073)	(68,951)	12,528	(835)

(5,105)	3,415	(25,144)	749,295	42,567	1,677

180,973	26,949	817,884	914,527	158,967	12,368
(41,004)	(4,104)	(1,104,329)	(1,171,988)	(38,840)	(2,788)
(115)	(3,075)	(27,045)	(4,832)	—	—
806,480	73,313	503,217	977,767	997,497	60,475

946,334	93,083	189,727	715,474	1,117,624	70,055

941,229	96,498	164,583	1,464,769	1,160,191	71,732

96,498	—	11,787,711	10,322,942	77,024	5,292

$1,037,727	$96,498	$11,952,294	$11,787,711	$1,237,215	$77,024

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Trust Series 1		Strategic Opportunities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (i)	Year Ended Dec. 31/06
Income:
Dividend income distribution	$25,475	$24,641	$3,490	$4

Net investment income (loss)	25,475	24,641	3,490	4

Realized gains (losses) on investments:
Capital gain distributions	—	131	—	—
Net realized gain (loss)	1,052	(20)	52,084	439

Realized gains (losses)	1,052	111	52,084	439
Unrealized appreciation (depreciation) during the period	27,725	(2,718)	(27,535)	27,534

Net increase (decrease) in assets from operations	54,252	22,034	28,039	27,977

Changes from principal transactions:
Transfer of net premiums	185,693	136,435	23,313	23,849
Transfer on terminations	(103,200)	(61,816)	(28,163)	(9,229)
Transfer on policy loans	—	—	(1,563)	(1,555)
Net interfund transfers	327,285	431,894	(408,652)	345,934

Net increase (decrease) in assets from principal transactions	409,778	506,513	(415,065)	358,999

Total increase (decrease) in assets	464,030	528,547	(387,026)	386,976

Assets, beginning of period	784,930	256,383	387,026	50

Assets, end of period	$1,248,960	$784,930	—	$387,026

(i)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(m)	Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

See accompanying notes.

Sub-Account
Strategic Opportunities Trust Series 1		Strategic Value Trust Series 0	Strategic Value Trust Series 1
Year Ended Dec. 31/07 (i)	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (m)	Year Ended Dec. 31/06 (m)

$177,962	$2,807	$320	$42,889

177,962	2,807	320	42,889

—	—	2,831	380,309
3,833,913	(1,997,979)	(2,506)	(249,018)

3,833,913	(1,997,979)	325	131,291
(2,469,048)	4,709,582	—	(8,428)

1,542,827	2,714,410	645	165,752

484,666	1,722,710	965	166,783
(750,538)	(3,493,303)	(4,230)	(160,937)
(36,222)	(19,651)	—	1,317
(24,678,920)	(1,446,347)	2,620	(1,741,794)

(24,981,014)	(3,236,591)	(645)	(1,734,631)

(23,438,187)	(522,181)	—	(1,568,879)

23,438,187	23,960,368	—	1,568,879

—	$23,438,187	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B Series 0		Total Return Trust Series 0
	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$123,255	$91	$239,003	$1,828

Net investment income (loss)	123,255	91	239,003	1,828

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	2,085	176	10,390	1,677

Realized gains (losses)	2,085	176	10,390	1,677
Unrealized appreciation (depreciation) during the period	(29,781)	4,494	1,943	28,773

Net increase (decrease) in assets from operations	95,559	4,761	251,336	32,278

Changes from principal transactions:
Transfer of net premiums	513,591	69,021	680,672	53,917
Transfer on terminations	(59,727)	(10,367)	(179,746)	(38,843)
Transfer on policy loans	(2,724)	—	—	—
Net interfund transfers	1,591,507	98,276	2,122,309	1,234,850

Net increase (decrease) in assets from principal transactions	2,042,647	156,930	2,623,235	1,249,924

Total increase (decrease) in assets	2,138,206	161,691	2,874,571	1,282,202

Assets, beginning of period	161,697	6	1,284,476	2,274

Assets, end of period	$2,299,903	$161,697	$4,159,047	$1,284,476

(g)	Fund renamed on October 1, 2007. Previously known as Bond Index Trust B.

See accompanying notes.

Sub-Account
Total Return Trust Series 1		Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,706,525	$706,894	$25,347	$207	$167,502	$58,730

1,706,525	706,894	25,347	207	167,502	58,730

—	—	42,222	106	296,247	31,416
(81,145)	3,751	70,081	(1,164)	256,171	267,656

(81,145)	3,751	112,303	(1,058)	552,418	299,072
213,851	42,260	(83,173)	44,093	(350,330)	564,574

1,839,231	752,905	54,477	43,242	369,590	922,376

1,376,271	2,029,832	449,408	29,439	729,354	599,811
(1,705,059)	(1,844,656)	(78,531)	(43,995)	(470,200)	(640,058)
(81,528)	(183,263)	—	—	(53,783)	(323)
(498,310)	1,035,667	454,086	511,725	177,074	216,723

(908,626)	1,037,580	824,963	497,169	382,445	176,153

930,605	1,790,485	879,440	540,411	752,035	1,098,529

22,283,837	20,493,352	546,447	6,036	7,122,081	6,023,552

$23,214,442	$22,283,837	$1,425,887	$546,447	$7,874,116	$7,122,081

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Turner Core Growth Trust		U.S. Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)
Income:
Dividend income distribution	$1,375	$76	$9,679	$1,774

Net investment income (loss)	1,375	76	9,679	1,774

Realized gains (losses) on investments:
Capital gain distributions	24,525	504	42,372	17,188
Net realized gain (loss)	4,365	97	(1,514)	(3,435)

Realized gains (losses)	28,890	601	40,858	13,753
Unrealized appreciation (depreciation) during the period	3,958	(159)	(48,673)	(2,525)

Net increase (decrease) in assets from operations	34,223	518	1,864	13,002

Changes from principal transactions:
Transfer of net premiums	88,887	6,224	61,461	25,514
Transfer on terminations	(26,960)	(2,263)	(27,139)	(17,542)
Transfer on policy loans	—	—	(1,203)	—
Net interfund transfers	680,591	9,078	236,214	180,993

Net increase (decrease) in assets from principal transactions	742,518	13,039	269,333	188,965

Total increase (decrease) in assets	776,741	13,557	271,197	201,967

Assets, beginning of period	13,557	—	208,118	6,151

Assets, end of period	$790,298	$13,557	$479,315	$208,118

(a)	Fund available in prior year but no activity.
(u)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

See accompanying notes.

Sub-Account
U.S. Core Trust Series 1		U.S. Global Leaders Growth Trust Series 0		U.S. Global Leaders Growth Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$898,455	$521,432	$2,822	—	$25,205	—

898,455	521,432	2,822	—	25,205	—

3,613,890	5,011,958	—	21	—	15,709
(3,335,597)	(2,971,182)	2,238	(64)	29,214	102,215

278,293	2,040,776	2,238	(43)	29,214	117,924
(533,839)	1,187,810	(154)	1,211	13,665	(64,660)

642,909	3,750,018	4,906	1,168	68,084	53,264

2,666,487	3,129,445	89,839	8,006	182,196	245,169
(4,589,409)	(5,572,018)	(20,196)	1,170	(204,890)	(127,042)
(106,067)	141,079	—	—	28	(979)
(4,493,408)	(3,151,876)	142,916	32,357	37,139	(1,006,041)

(6,522,397)	(5,453,370)	212,559	41,533	14,473	(888,893)

(5,879,488)	(1,703,352)	217,465	42,701	82,557	(835,629)

43,266,764	44,970,116	43,231	530	1,894,209	2,729,838

$37,387,276	$43,266,764	$260,696	$43,231	$1,976,766	$1,894,209

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$22,113	$170	$1,076,183	$605,971

Net investment income (loss)	22,113	170	1,076,183	605,971

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	1,808	353	(218,555)	(77,748)

Realized gains (losses)	1,808	353	(218,555)	(77,748)
Unrealized appreciation (depreciation) during the period	(14,941)	1,115	(458,622)	(2,993)

Net increase (decrease) in assets from operations	8,980	1,638	399,006	525,230

Changes from principal transactions:
Transfer of net premiums	131,901	13,749	1,705,541	1,320,020
Transfer on terminations	(22,257)	(7,383)	(1,706,120)	(1,391,563)
Transfer on policy loans	—	—	29,512	(108,129)
Net interfund transfers	283,830	34,684	622,200	(470,069)

Net increase (decrease) in assets from principal transactions	393,474	41,050	651,133	(649,741)

Total increase (decrease) in assets	402,454	42,688	1,050,139	(124,511)

Assets, beginning of period	42,688	—	12,431,478	12,555,989

Assets, end of period	$445,142	$42,688	$13,481,617	$12,431,478

(a)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
U.S. High Yield Bond Trust Series 0		U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$26,036	$72	$59,118	$466	$13,050	$25

26,036	72	59,118	466	13,050	25

—	—	—	—	—	—
(190)	503	19,079	36,586	11,901	1,227

(190)	503	19,079	36,586	11,901	1,227
(21,932)	1,374	(77,055)	39,542	(75,722)	11,046

3,914	1,949	1,142	76,594	(50,771)	12,298

113,149	7,796	51,349	26,229	334,841	17,831
(28,082)	(7,926)	(100,922)	(25,767)	(65,012)	(7,742)
—	—	—	—	(176)	(9,849)
258,883	42,179	(246,814)	818,863	1,104,724	246,296

343,950	42,049	(296,387)	819,325	1,374,377	246,536

347,864	43,998	(295,245)	895,919	1,323,606	258,834

44,001	3	900,741	4,822	258,878	44

$391,865	$44,001	$605,496	$900,741	$1,582,484	$258,878

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust Series 1		Utilities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$564,936	$295,058	$22,534	$108

Net investment income (loss)	564,936	295,058	22,534	108

Realized gains (losses) on investments:
Capital gain distributions	—	—	289,013	554
Net realized gain (loss)	2,068,272	1,281,208	61,885	1,954

Realized gains (losses)	2,068,272	1,281,208	350,898	2,508
Unrealized appreciation (depreciation) during the period	(2,593,560)	3,731,789	(156,526)	34,914

Net increase (decrease) in assets from operations	39,648	5,308,055	216,906	37,530

Changes from principal transactions:
Transfer of net premiums	3,163,976	3,569,623	233,640	21,396
Transfer on terminations	(5,927,324)	(6,569,426)	(80,249)	(13,861)
Transfer on policy loans	(250,258)	(70,558)	(5,982)	—
Net interfund transfers	(2,479,401)	(2,380,583)	1,206,478	253,071

Net increase (decrease) in assets from principal transactions	(5,493,007)	(5,450,944)	1,353,887	260,606

Total increase (decrease) in assets	(5,453,359)	(142,889)	1,570,793	298,136

Assets, beginning of period	52,467,049	52,609,938	298,683	547

Assets, end of period	$47,013,690	$52,467,049	$1,869,476	$298,683

See accompanying notes.

Sub-Account
Utilities Trust Series 1		Value Trust Series 0		Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$186,957	$82,771	$15,479	$72	$312,864	$78,703

186,957	82,771	15,479	72	312,864	78,703

2,154,409	432,940	376,974	2,420	6,702,626	2,916,856
1,770,893	80,071	10,653	(355)	1,702,124	1,248,841

3,925,302	513,011	387,627	2,065	8,404,750	4,165,697
(2,035,248)	1,328,655	(385,415)	21,115	(6,896,804)	(176,442)

2,077,011	1,924,437	17,691	23,252	1,820,810	4,067,958

390,065	480,798	409,071	38,092	1,279,680	1,257,867
(373,461)	(426,448)	(162,359)	(38,483)	(2,809,053)	(2,483,842)
(98,374)	(4,231)	(3,462)	(212)	(65,599)	(136,116)
(2,695,543)	4,584,235	1,337,191	239,341	(2,007,077)	1,223,808

(2,777,313)	4,634,354	1,580,441	238,738	(3,602,049)	(138,283)

(700,302)	6,558,791	1,598,132	261,990	(1,781,239)	3,929,675

9,672,916	3,114,125	262,517	527	23,697,339	19,767,664

$8,972,614	$9,672,916	$1,860,649	$262,517	$21,916,100	$23,697,339

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Total
	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$62,239,951	$26,664,947

Net investment income (loss)	62,239,951	26,664,947

Realized gains (losses) on investments:
Capital gain distributions	138,262,479	57,764,070
Net realized gain (loss)	49,607,959	36,644,250

Realized gains (losses)	187,870,438	94,408,320
Unrealized appreciation (depreciation) during the period	(160,550,255)	40,384,230

Net increase (decrease) in assets from operations	89,560,134	161,457,497

Changes from principal transactions:
Transfer of net premiums	333,580,302	208,809,569
Transfer on terminations	(101,255,483)	(119,708,697)
Transfer on policy loans	(8,463,484)	(4,443,020)
Net interfund transfers	(2,992,947)	(2,138,269)

Net increase (decrease) in assets from principal transactions	220,868,388	82,519,583

Total increase (decrease) in assets	310,428,522	243,977,080

Assets, beginning of period	1,447,863,229	1,203,886,149

Assets, end of period	$1,758,291,751	$1,447,863,229

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2007

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (JHUSA or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has eighty-two active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and seven sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
Special Value Trust	Small Cap Value Trust	November 12, 2007
Strategic Opportunities Trust	Large Cap Trust	April 30, 2007

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Bond Index Trust B	Total Bond Market Trust B	October 1, 2007

The following sub-accounts of the Account were commenced as an investment option:

New Fund	Effective Date
Emerging Markets Value Trust	April 30, 2007
Mid Cap Intersection Trust	April 30, 2007

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life Insurance Company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position, taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement No. 157, Fair Value Measurement (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Account’s financial position or results of operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$18,815,510	$9,298,596
500 Index Trust Series 1	5,144,392	6,823,112
Active Bond Trust Series 0	800,627	126,771
Active Bond Trust Series 1	1,940,378	1,538,311
All Cap Core Trust Series 0	312,752	105,474
All Cap Core Trust Series 1	1,402,504	3,360,140
All Cap Growth Trust Series 0	430,272	332,951
All Cap Growth Trust Series 1	751,924	2,994,270
All Cap Value Trust Series 0	1,044,656	175,433
All Cap Value Trust Series 1	1,989,775	748,418
American Blue Chip Income and Growth Trust Series 1	4,748,906	1,673,833
American Bond Trust Series 1	8,513,464	5,668,578
American Growth Trust Series 1	20,251,357	6,015,788
American Growth-Income Trust Series 1	7,803,036	1,485,014
American International Trust Series 1	17,054,905	6,202,241
Blue Chip Growth Trust Series 0	2,636,817	439,174
Blue Chip Growth Trust Series 1	5,518,503	5,612,857
Capital Appreciation Trust Series 0	1,017,641	469,240

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Capital Appreciation Trust Series 1	$1,292,609	$2,413,143
Classic Value Trust Series 0	1,985,948	332,366
Classic Value Trust Series 1	2,263,705	789,838
Core Bond Trust Series 0	71,696	14,214
Core Bond Trust Series 1	101,725	84,755
Core Equity Trust Series 0	463,340	121,459
Core Equity Trust Series 1	673,320	197,913
Dynamic Growth Trust Series 0	263,258	87,049
Dynamic Growth Trust Series 1	1,297,010	1,135,575
Emerging Growth Trust Series 0	559,604	81,016
Emerging Growth Trust Series 1	1,220,876	1,194,806
Emerging Markets Value Trust Series 0	487,628	75,782
Emerging Markets Value Trust Series 1	4,729,180	3,762,322
Emerging Small Company Trust Series 0	1,118,696	143,219
Emerging Small Company Trust Series 1	12,416,108	6,662,795
Equity-Income Trust Series 0	6,292,489	1,182,207
Equity-Income Trust Series 1	13,071,393	7,592,118
Financial Services Trust Series 0	863,480	167,702
Financial Services Trust Series 1	3,263,817	4,199,763
Fundamental Value Trust Series 0	2,154,558	667,604
Fundamental Value Trust Series 1	2,416,590	1,604,994
Global Allocation Trust Series 0	1,871,366	241,663
Global Allocation Trust Series 1	1,650,690	155,477
Global Bond Trust Series 0	2,702,686	835,447
Global Bond Trust Series 1	3,353,302	1,080,211
Global Trust Series 0	2,318,459	648,482
Global Trust Series 1	2,288,318	2,009,342
Growth & Income Trust Series 0	3,272,862	389,084
Health Sciences Trust Series 0	1,308,244	215,836
Health Sciences Trust Series 1	5,916,604	3,225,622
High Yield Trust Series 0	1,175,498	344,142
High Yield Trust Series 1	10,945,176	13,419,762
Income & Value Trust Series 0	649,251	68,432
Income & Value Trust Series 1	4,434,950	4,950,790
International Core Trust Series 0	2,998,834	735,725
International Core Trust Series 1	8,188,703	6,278,406
International Equity Index Trust A Series 1	3,179,283	1,346,581
International Equity Index Trust B Series 0	8,989,806	4,162,588
International Opportunities Trust Series 0	2,217,725	163,382
International Opportunities Trust Series 1	9,077,493	5,709,725
International Small Cap Trust Series 0	3,359,562	527,052
International Small Cap Trust Series 1	16,136,206	11,697,572
International Value Trust Series 0	4,326,004	885,145
International Value Trust Series 1	13,002,299	9,757,084
Investment Quality Bond Trust Series 0	935,316	133,572
Investment Quality Bond Trust Series 1	3,306,584	2,630,536
Large Cap Trust Series 0	931,193	64,434
Large Cap Trust Series 1	28,223,694	4,508,507
Large Cap Value Trust Series 0	5,226,471	1,156,329
Large Cap Value Trust Series 1	5,274,466	1,541,730

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Lifestyle Aggressive Trust Series 0	$20,567,621	$1,751,890
Lifestyle Aggressive Trust Series 1	6,052,981	2,893,806
Lifestyle Balanced Trust Series 0	39,471,626	5,050,962
Lifestyle Balanced Trust Series 1	19,853,316	7,521,026
Lifestyle Conservative Trust Series 0	1,643,705	576,891
Lifestyle Conservative Trust Series 1	2,354,474	1,328,217
Lifestyle Growth Trust Series 0	90,783,266	8,361,233
Lifestyle Growth Trust Series 1	23,083,676	7,694,305
Lifestyle Moderate Trust Series 0	4,875,233	793,688
Lifestyle Moderate Trust Series 1	3,665,246	2,643,566
Managed Trust Series 0	1,435,923	651,203
Mid Cap Index Trust Series 0	3,183,720	401,959
Mid Cap Index Trust Series 1	3,426,085	2,461,687
Mid Cap Intersection Trust Series 0	15,178	535
Mid Cap Stock Trust Series 0	3,319,911	502,930
Mid Cap Stock Trust Series 1	13,012,155	5,825,790
Mid Cap Value Trust Series 0	3,550,384	693,652
Mid Cap Value Trust Series 1	13,202,380	6,127,833
Mid Value Trust Series 0	994,100	142,969
Money Market Trust B Series 0	97,118,167	73,954,249
Money Market Trust Series 1	59,990,694	60,021,170
Natural Resources Trust Series 0	5,026,244	663,075
Natural Resources Trust Series 1	15,567,193	5,193,349
Overseas Equity Trust Series 0	978,577	336,119
Pacific Rim Trust Series 0	2,567,848	917,081
Pacific Rim Trust Series 1	7,643,210	5,669,408
Quantitative All Cap Trust Series 0	444,469	65,412
Quantitative All Cap Trust Series 1	379,437	150,449
Quantitative Mid Cap Trust Series 0	108,970	160,878
Quantitative Mid Cap Trust Series 1	1,270,449	1,466,525
Quantitative Value Trust Series 0	113,557	42,522
Quantitative Value Trust Series 1	213,772	252,904
Real Estate Securities Trust Series 0	6,087,085	1,471,098
Real Estate Securities Trust Series 1	27,549,953	12,264,353
Real Return Bond Trust Series 0	859,883	383,475
Real Return Bond Trust Series 1	2,127,697	769,566
Science & Technology Trust Series 0	986,105	248,013
Science & Technology Trust Series 1	7,195,348	6,173,092
Short-Term Bond Trust Series 0	583,894	307,252
Small Cap Growth Trust Series 0	951,299	104,837
Small Cap Index Trust Series 0	2,295,311	289,391
Small Cap Index Trust Series 1	2,560,463	1,533,311
Small Cap Opportunities Trust Series 0	546,821	339,052
Small Cap Opportunities Trust Series 1	3,766,054	4,186,683
Small Cap Trust Series 0	401,400	48,700
Small Cap Trust Series 1	1,795,796	2,458,931
Small Cap Value Trust Series 0	2,540,897	435,138
Small Cap Value Trust Series 1	815,602	13,494
Small Company Trust Series 0	2,239	397
Small Company Trust Series 1	1,952,240	1,679,407

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Small Company Value Trust Series 0	$3,081,091	$367,767
Small Company Value Trust Series 1	7,911,702	6,124,343
Special Value Trust Series 0	135,408	134,660
Special Value Trust Series 1	563,034	783,517
Strategic Bond Trust Series 0	1,241,475	244,662
Strategic Bond Trust Series 1	2,938,955	1,641,950
Strategic Income Trust Series 0	1,736,818	595,703
Strategic Income Trust Series 1	601,896	166,642
Strategic Opportunities Trust Series 0	57,862	469,437
Strategic Opportunities Trust Series 1	288,867	25,091,919
Total Bond Market Trust B Series 0	2,631,207	465,303
Total Return Trust Series 0	3,674,403	812,165
Total Return Trust Series 1	4,769,319	3,971,419
Total Stock Market Index Trust Series 0	1,662,854	770,324
Total Stock Market Index Trust Series 1	1,427,944	581,750
U.S. Core Trust Series 0	400,775	79,392
U.S. Core Trust Series 1	5,953,599	7,963,650
U.S. Global Leaders Growth Trust Series 0	270,907	55,525
U.S. Global Leaders Growth Trust Series 1	345,965	306,287
U.S. Government Securities Trust Series 0	745,064	329,479
U.S. Government Securities Trust Series 1	4,986,126	3,258,809
U.S. High Yield Bond Trust Series 0	414,591	44,604
U.S. High Yield Bond Trust Series 1	726,160	963,429
U.S. Large Cap Trust Series 0	1,626,077	238,651
U.S. Large Cap Trust Series 1	3,841,599	8,769,670
Utilities Trust Series 0	2,265,880	600,446
Utilities Trust Series 1	10,360,128	10,796,075
Value Trust Series 0	2,478,217	505,325
Value Trust Series 1	8,813,349	5,399,908
All Asset Portfolio Series 0	94,342	12,161
All Asset Portfolio Series 1	298,404	173,161
Brandes International Equity Trust	1,480,213	62,237
Business Opportunity Value Trust	811,095	57,672
CSI Equity Trust	1,445,884	55,795
Frontier Capital Appreciation Trust	582,494	57,675
Turner Core Growth Trust	822,479	54,061

	$904,863,331	$483,492,545

5.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

6.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	3,377,590	3,985,641	—
Units issued	656,369	274,420	4,349,389
Units redeemed	(514,632)	(882,471)	(363,748)

Units, end of period	3,519,327	3,377,590	3,985,641

Unit value, end of period $	26.53	15.76 to 25.20	13.63 to 21.81
Assets, end of period $	65,187,967	54,754,038	54,369,746
Investment income ratio*	3.00%	1.14%	0.00%
Total return, lowest to highest**	1.47% to 5.25%	13.10% to 15.57%	2.90% to 9.07%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	3,238,434	3,760,865	3,558,971	2,723,784	1,830,318
Units issued	307,967	558,512	638,838	1,039,943	1,354,207
Units redeemed	(504,204)	(1,080,943)	(436,944)	(204,756)	(460,741)

Units, end of period	3,042,197	3,238,434	3,760,865	3,558,971	2,723,784

Unit value, end of period $	13.66	13.02	11.30	10.83	9.82
Assets, end of period $	41,542,238	42,156,390	42,477,407	38,544,765	26,754,612
Investment income ratio*	2.22%	0.94%	1.50%	0.88%	0.82%
Total return**	4.90%	15.27%	4.29%	10.26%	28.00%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	4,172	—
Units issued	17,127	4,810
Units redeemed	(2,881)	(638)

Units, end of period	18,418	4,172

Unit value, end of period $	44.78	43.05
Assets, end of period $	824,734	179,570
Investment income ratio*	10.09%	0.52%
Total return, lowest to highest**	2.87% to 4.03%	4.44% to 5.10%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	828,866	906,616	—
Units issued	72,230	72,511	1,281,945
Units redeemed	(114,255)	(150,261)	(375,329)

Units, end of period	786,841	828,866	906,616

Unit value, end of period $	13.80	13.26	12.70
Assets, end of period $	10,855,803	10,990,886	11,513,291
Investment income ratio*	8.81%	2.77%	0.00%
Total return**	4.05%	4.42%	1.59%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	2,781	135	—
Units issued	7,717	3,145	135
Units redeemed	(1,073)	(499)	—

Units, end of period	9,425	2,781	135

Unit value, end of period $	11.84	10.97	10.51
Assets, end of period $	111,631	30,493	1,420
Investment income ratio*	8.85%	7.25%	12.18%
Total return, lowest to highest**	5.74% to 8.00%	3.40% to 5.33%	1.92%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (d)
Units, beginning of period	79,490	57,862	6,742	—
Units issued	12,737	35,431	61,430	6,847
Units redeemed	(10,885)	(13,803)	(10,310)	(105)

Units, end of period	81,342	79,490	57,862	6,742

Unit value, end of period $	16.72	15.48	14.83	14.00
Assets, end of period $	1,359,873	1,230,463	858,236	94,388
Investment income ratio*	7.29%	5.55%	4.96%	6.59%
Total return**	8.00%	4.36%	5.95%	12.00%

(d)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	11,893	—
Units issued	22,754	12,575
Units redeemed	(7,828)	(682)

Units, end of period	26,819	11,893

Unit value, end of period $	13.34	12.98
Assets, end of period $	357,657	154,432
Investment income ratio*	1.58%	0.13%
Total return, lowest to highest**	0.17% to 2.70%	10.72% to 14.77%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	743,412	828,823	983,111	1,000,982	975,021
Units issued	54,025	149,820	35,817	98,257	176,770
Units redeemed	(153,918)	(235,231)	(190,105)	(116,128)	(150,809)

Units, end of period	643,519	743,412	828,823	983,111	1,000,982

Unit value, end of period $	21.40	20.85	18.17	16.66	14.32
Assets, end of period $	13,771,188	15,496,358	15,056,619	16,373,327	14,330,968
Investment income ratio*	1.41%	0.68%	0.79%	0.43%	0.00%
Total return**	2.66%	14.75%	9.08%	16.33%	31.55%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	15,291	—
Units issued	32,831	17,562
Units redeemed	(25,091)	(2,271)

Units, end of period	23,031	15,291

Unit value, end of period $	13.92	12.42
Assets, end of period $	320,583	189,900
Investment income ratio*	0.16%	0.00%
Total return, lowest to highest**	4.36% to 12.08%	2.94% to 6.63%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	706,258	746,548	813,617	892,043	829,943
Units issued	29,987	64,128	46,378	63,325	202,308
Units redeemed	(120,670)	(104,418)	(113,447)	(141,751)	(140,208)

Units, end of period	615,575	706,258	746,548	813,617	892,043

Unit value, end of period $	26.10	23.29	21.85	20.05	18.82
Assets, end of period $	16,066,423	16,449,878	16,315,444	16,314,369	16,791,502
Investment income ratio*	0.05%	0.00%	0.00%	0.00%	0.00%
Total return**	12.06%	6.58%	8.98%	6.52%	29.23%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	13,493	—
Units issued	54,729	17,209
Units redeemed	(12,940)	(3,716)

Units, end of period	55,282	13,493

Unit value, end of period $	13.74	12.64
Assets, end of period $	759,424	170,565
Investment income ratio*	2.38%	0.01%
Total return, lowest to highest**	2.47% to 8.68%	6.65% to 13.82%

(a)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	200,061	190,173	348,168	285,504	82,277
Units issued	24,805	47,919	59,250	336,402	300,362
Units redeemed	(40,209)	(38,031)	(217,245)	(273,738)	(97,135)

Units, end of period	184,657	200,061	190,173	348,168	285,504

Unit value, end of period $	19.02	17.55	15.44	14.60	12.59
Assets, end of period $	3,511,406	3,511,855	2,935,720	5,084,421	3,595,544
Investment income ratio*	1.75%	0.90%	0.56%	0.40%	0.05%
Total return**	8.32%	13.71%	5.71%	15.96%	38.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (s)
Units, beginning of period	358,100	244,289	179,279	75,766	—
Units issued	195,210	132,663	80,849	110,409	76,675
Units redeemed	(87,740)	(18,852)	(15,839)	(6,896)	(909)

Units, end of period	465,570	358,100	244,289	179,279	75,766

Unit value, end of period $	13.21 to 19.72	12.99 to 19.40	16.58	15.53	14.21
Assets, end of period $	8,273,820	6,749,187	4,051,366	2,784,837	1,076,622
Investment income ratio*	2.50%	0.50%	0.27%	0.00%	0.00%
Total return, lowest to highest**	(2.84)% to 1.65%	13.18% to 16.99%	6.76%	9.32%	13.68%

(s)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (r)
Units, beginning of period	87,501	3,980	—
Units issued	643,737	87,757	3,996
Units redeemed	(416,777)	(4,236)	(16)

Units, end of period	314,461	87,501	3,980

Unit value, end of period $	11.10 to 13.87	10.78 to 13.47	10.11 to 12.64
Assets, end of period $	3,942,230	1,123,885	50,313
Investment income ratio*	4.22%	0.00%	0.00%
Total return, lowest to highest**	2.36% to 2.96%	5.39% to 6.57%	1.13%

(r)	Reflects the period from commencement of operations on October 31, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (s)
Units, beginning of period	1,738,879	1,143,247	545,616	137,745	—
Units issued	892,176	700,598	673,912	427,410	141,286
Units redeemed	(288,071)	(104,966)	(76,281)	(19,539)	(3,541)

Units, end of period	2,342,984	1,738,879	1,143,247	545,616	137,745

Unit value, end of period $	14.71	13.15 to 19.79	11.97 to 18.02	15.57	13.89
Assets, end of period $	46,630,648	33,139,292	20,601,851	8,493,287	1,912,823
Investment income ratio*	1.21%	0.29%	0.00%	0.00%	0.00%
Total return, lowest to highest**	3.36% to 11.93%	5.98% to 9.80%	8.06% to 15.79%	12.10%	11.09%

(s)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (s)
Units, beginning of period	679,810	521,355	449,119	82,521	—
Units issued	441,217	216,940	149,136	380,820	82,865
Units redeemed	(80,746)	(58,485)	(76,900)	(14,222)	(344)

Units, end of period	1,040,281	679,810	521,355	449,119	82,521

Unit value, end of period $	13.20 to 19.70	12.61 to 18.83	10.99 to 16.40	15.56	14.15
Assets, end of period $	18,035,767	12,406,440	8,548,154	6,986,508	1,167,422
Investment income ratio*	2.89%	1.04%	0.45%	0.27%	0.00%
Total return, lowest to highest**	(0.67)% to 4.64%	11.61% to 14.80%	2.77% to 5.44%	9.96%	13.18%

(s)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (s)
Units, beginning of period	953,997	691,580	464,968	162,566	—
Units issued	613,619	465,773	275,981	508,234	1,310,329
Units redeemed	(231,849)	(203,356)	(49,369)	(205,832)	(1,147,763)

Units, end of period	1,335,767	953,997	691,580	464,968	162,566

Unit value, end of period $	17.60 to 30.98	14.72 to 25.91	12.41 to 21.86	18.05	15.19
Assets, end of period $	35,473,301	22,969,248	15,109,849	8,393,946	2,468,646
Investment income ratio*	2.31%	0.86%	0.64%	0.48%	0.00%
Total return, lowest to highest**	9.35% to 19.58%	10.32% to 18.54%	12.31% to 21.07%	18.88%	21.48%

(s) Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	7,642	29	—
Units issued	39,576	9,536	29
Units redeemed	(6,425)	(1,923)	—

Units, end of period	40,793	7,642	29

Unit value, end of period $	69.05	61.21	55.85
Assets, end of period $	2,816,663	467,688	1,594
Investment income ratio*	0.81%	0.03%	0.00%
Total return, lowest to highest**	5.35% to 12.81%	7.94% to 10.44%	4.67%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,513,575	1,703,650	1,815,010	1,870,417	1,921,586
Units issued	193,922	77,248	152,090	179,087	255,924
Units redeemed	(206,265)	(267,323)	(263,450)	(234,494)	(307,093)

Units, end of period	1,501,232	1,513,575	1,703,650	1,815,010	1,870,417

Unit value, end of period $	28.46	25.24	23.03	21.81	20.01
Assets, end of period $	42,725,551	38,206,324	39,243,002	39,592,296	37,420,129
Investment income ratio*	0.72%	0.20%	0.40%	0.11%	0.04%
Total return**	12.75%	9.59%	5.60%	9.03%	29.17%

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	438	—
Units issued	37,706	892
Units redeemed	(1,696)	(454)

Units, end of period	36,448	438

Unit value, end of period $	37.17	34.41
Assets, end of period $	1,354,678	15,086
Investment income ratio*	3.86%	3.65%
Total return, lowest to highest**	0.84% to 8.01%	14.79% to 26.78%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	1,426	—
Units issued	48,372	2,108
Units redeemed	(3,525)	(682)

Units, end of period	46,273	1,426

Unit value, end of period $	16.15	15.32
Assets, end of period $	747,303	21,842
Investment income ratio*	1.25%	1.63%
Total return, lowest to highest**	0.63% to 5.44%	11.94% to 13.89%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	44,224	53	—
Units issued	76,983	52,244	53
Units redeemed	(35,695)	(8,073)	—

Units, end of period	85,512	44,224	53

Unit value, end of period $	13.89	12.43	12.15
Assets, end of period $	1,187,598	549,868	640
Investment income ratio*	0.46%	0.00%	0.00%
Total return, lowest to highest**	7.66% to 11.70%	0.97% to 7.46%	8.44%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,713,529	427,964	215,907	137,603	74,887
Units issued	83,337	1,757,436	387,465	104,968	93,279
Units redeemed	(179,895)	(471,871)	(175,408)	(26,664)	(30,563)

Units, end of period	1,616,971	1,713,529	427,964	215,907	137,603

Unit value, end of period $	14.18	12.71	12.43	10.90	9.97
Assets, end of period $	22,931,837	21,773,547	5,317,782	2,353,509	1,371,982
Investment income ratio*	0.29%	0.00%	0.00%	0.00%	0.00%
Total return**	11.61%	2.26%	13.99%	9.33%	29.47%

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	35,333	155	—
Units issued	135,655	37,458	160
Units redeemed	(25,522)	(2,280)	(5)

Units, end of period	145,466	35,333	155

Unit value, end of period $	11.44	13.09	11.27
Assets, end of period $	1,664,561	462,509	1,747
Investment income ratio*	2.74%	2.65%	3.70%
Total return, lowest to highest**	(12.58)% to (12.50)%	13.46% to 16.14%	4.11%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (d)
Units, beginning of period	590,103	367,626	14,835	—
Units issued	53,006	376,498	461,900	18,133
Units redeemed	(44,518)	(154,021)	(109,109)	(3,298)

Units, end of period	598,591	590,103	367,626	14,835

Unit value, end of period $	15.44	17.67	15.22	13.91
Assets, end of period $	9,243,380	10,424,108	5,596,604	206,397
Investment income ratio*	1.61%	1.06%	2.63%	0.68%
Total return**	(12.58)%	16.04%	9.42%	11.31%

(d)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	1,619	—
Units issued	6,309	1,819
Units redeemed	(1,320)	(200)

Units, end of period	6,608	1,619

Unit value, end of period $	11.15	10.48
Assets, end of period $	73,690	16,975
Investment income ratio*	8.63%	2.71%
Total return, lowest to highest**	4.77% to 6.36%	3.76% to 4.71%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	6,596	1,342	—
Units issued	7,031	6,046	1,360
Units redeemed	(6,226)	(792)	(18)

Units, end of period	7,401	6,596	1,342

Unit value, end of period $	13.93	13.11	12.63
Assets, end of period $	103,082	86,467	16,947
Investment income ratio*	6.90%	3.31%	0.00%
Total return**	6.27%	3.79%	1.04%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	6,970	—
Units issued	35,758	7,761
Units redeemed	(9,909)	(791)

Units, end of period	32,819	6,970

Unit value, end of period $	11.59	12.31
Assets, end of period $	380,474	85,817
Investment income ratio*	0.05%	0.00%
Total return, lowest to highest**	(6.41)% to (5.85)%	6.73% to 12.62%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (d)
Units, beginning of period	77,672	60,991	4,828	—
Units issued	34,366	37,117	57,288	4,889
Units redeemed	(12,140)	(20,436)	(1,125)	(61)

Units, end of period	99,898	77,672	60,991	4,828

Unit value, end of period $	15.14	16.08	15.07	14.23
Assets, end of period $	1,512,250	1,249,336	919,134	68,707
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return**	(5.89)%	6.73%	5.90%	13.84%

(d)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	25,653	—
Units issued	70,933	26,545
Units redeemed	(3,101)	(892)

Units, end of period	93,485	25,653

Unit value, end of period $	18.48	17.02
Assets, end of period $	1,727,702	436,518
Investment income ratio*	1.50%	1.71%
Total return, lowest to highest**	4.87% to 8.61%	16.88% to 17.90%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Dynamic Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	4,413	2	—
Units issued	18,549	4,735	2
Units redeemed	(6,242)	(324)	—

Units, end of period	16,720	4,413	2

Unit value, end of period $	14.19	12.96	11.70
Assets, end of period $	237,176	57,198	19
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	1.69% to 9.44%	3.07% to 10.83%	4.01%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Dynamic Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	907,896	1,392,191	1,148,353	1,137,436	465,959
Units issued	203,631	177,716	511,560	138,220	1,016,653
Units redeemed	(174,540)	(662,011)	(267,722)	(127,303)	(345,176)

Units, end of period	936,987	907,896	1,392,191	1,148,353	1,137,436

Unit value, end of period $	6.61	6.05	5.45	4.85	4.41
Assets, end of period $	6,195,207	5,493,471	7,587,284	5,568,057	5,013,740
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return**	9.27%	11.02%	12.40%	10.01%	29.04%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Emerging Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	11,398	—
Units issued	33,099	12,581
Units redeemed	(5,859)	(1,183)

Units, end of period	38,638	11,398

Unit value, end of period $	13.88	13.34
Assets, end of period $	536,174	152,055
Investment income ratio*	0.24%	0.00%
Total return, lowest to highest**	0.36% to 4.02%	2.01% to 11.59%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (t)
Units, beginning of period	61,315	72,642	35,131	14,999	—
Units issued	38,789	29,567	73,530	26,543	17,815
Units redeemed	(53,609)	(40,894)	(36,019)	(6,411)	(2,816)

Units, end of period	46,495	61,315	72,642	35,131	14,999

Unit value, end of period $	21.82	21.00	18.82	17.48	16.35
Assets, end of period $	1,014,458	1,287,823	1,367,168	614,154	245,303
Investment income ratio*	0.09%	0.00%	0.00%	0.00%	0.00%
Total return**	3.88%	11.59%	7.65%	6.90%	30.84%

(t)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

Sub-Account
Emerging Markets Value Trust Series 0
Year Ended Dec. 31/07 (h)
Units, beginning of period	—
Units issued	40,759
Units redeemed	(6,250)

Units, end of period	34,509

Unit value, end of period $	11.99
Assets, end of period $	413,901
Investment income ratio*	1.63%
Total return, lowest to highest**	7.16% to 19.94%

(h)	Reflects the period of commencement of operations on April 30, 2007 through December 31, 2007.

Sub-Account
Emerging Markets Value Trust Series 1
Year Ended Dec. 31/07 (h)
Units, beginning of period	—
Units issued	323,440
Units redeemed	(252,782)

Units, end of period	70,658

Unit value, end of period $	15.00
Assets, end of period $	1,059,804
Investment income ratio*	1.19%
Total return, lowest to highest**	19.99%

(h)	Reflects the period of commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	27,387	176	—
Units issued	75,648	30,808	176
Units redeemed	(11,181)	(3,597)	—

Units, end of period	91,854	27,387	176

Unit value, end of period $	12.83	11.87	11.59
Assets, end of period $	1,178,859	325,215	2,044
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	0.05% to 8.08%	(5.35)% to 2.44%	4.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	755,137	833,633	934,063	1,067,807	1,164,612
Units issued	8,589	27,379	23,031	35,210	75,601
Units redeemed	(93,059)	(105,875)	(123,461)	(168,954)	(172,406)

Units, end of period	670,667	755,137	833,633	934,063	1,067,807

Unit value, end of period $	71.43	66.12	64.56	61.46	55.11
Assets, end of period $	47,910,351	49,927,098	53,821,139	57,409,523	58,849,795
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return**	8.05%	2.41%	5.04%	11.52%	39.73%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	44,286	1,467	—
Units issued	185,002	46,313	1,469
Units redeemed	(38,959)	(3,494)	(2)

Units, end of period	190,329	44,286	1,467

Unit value, end of period $	30.29	29.30	24.61
Assets, end of period $	5,764,993	1,297,432	36,113
Investment income ratio*	3.24%	0.68%	0.00%
Total return, lowest to highest**	(0.41)% to 3.39%	14.00% to 19.05%	1.57%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	2,003,642	2,132,819	2,412,742	2,332,214	2,036,266
Units issued	147,768	178,419	246,902	284,993	492,879
Units redeemed	(246,017)	(307,596)	(526,825)	(204,465)	(196,931)

Units, end of period	1,905,393	2,003,642	2,132,819	2,412,742	2,332,214

Unit value, end of period $	30.44	29.45	24.74	23.81	20.74
Assets, end of period $	57,992,370	59,007,712	52,773,756	57,447,214	48,366,495
Investment income ratio*	2.88%	1.51%	1.27%	1.24%	1.40%
Total return**	3.35%	19.02%	3.92%	14.81%	25.57%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	12,570	21	—
Units issued	32,535	13,168	23
Units redeemed	(7,485)	(619)	(2)

Units, end of period	37,620	12,570	21

Unit value, end of period $	21.29	22.83	18.53
Assets, end of period $	800,870	286,925	385
Investment income ratio*	1.55%	0.01%	0.00%
Total return, lowest to highest**	(6.73)% to (3.84)%	19.86% to 23.16%	8.43%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	260,203	186,864	163,128	118,024	60,661
Units issued	145,683	205,741	64,532	60,023	75,287
Units redeemed	(226,136)	(132,402)	(40,796)	(14,919)	(17,924)

Units, end of period	179,750	260,203	186,864	163,128	118,024

Unit value, end of period $	17.74	19.04	15.46	14.09	12.76
Assets, end of period $	3,188,630	4,953,510	2,889,405	2,297,778	1,506,136
Investment income ratio*	1.17%	0.28%	0.38%	0.34%	0.17%
Total return**	(6.81)%	23.11%	9.78%	10.38%	33.58%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	249	—
Units issued	12,492	271
Units redeemed	(1,309)	(22)

Units, end of period	11,432	249

Unit value, end of period $	45.60	40.75
Assets, end of period $	521,298	10,122
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	2.22% to 11.92%	6.09% to 16.35%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	115,334	141	—
Units issued	153,127	124,158	141
Units redeemed	(51,091)	(8,965)	—

Units, end of period	217,370	115,334	141

Unit value, end of period $	13.20	12.68	11.07
Assets, end of period $	2,869,319	1,462,722	1,557
Investment income ratio*	1.90%	0.07%	0.00%
Total return, lowest to highest**	1.75% to 4.08%	12.76% to 14.55%	5.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	843,213	849,648	695,383	590,460	423,266
Units issued	82,479	133,558	220,265	491,439	201,632
Units redeemed	(86,073)	(139,993)	(66,000)	(386,516)	(34,438)

Units, end of period	839,619	843,213	849,648	695,383	590,460

Unit value, end of period $	18.50	17.78	15.53	14.27	12.76
Assets, end of period $	15,533,588	14,994,270	13,193,852	9,921,146	7,535,099
Investment income ratio*	1.61%	0.78%	0.41%	0.54%	0.24%
Total return**	4.04%	14.51%	8.85%	11.80%	29.83%

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	9,883	71	—
Units issued	131,974	10,770	101
Units redeemed	(18,980)	(958)	(30)

Units, end of period	122,877	9,883	71

Unit value, end of period $	12.93	12.31	10.84
Assets, end of period $	1,589,323	121,671	771
Investment income ratio*	10.45%	0.24%	0.00%
Total return, lowest to highest**	2.47% to 5.06%	9.71% to 13.58%	3.65%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	379,029	152,291	132,952	89,002	64,406
Units issued	45,341	261,551	39,049	53,031	30,291
Units redeemed	(10,802)	(34,813)	(19,710)	(9,081)	(5,695)

Units, end of period	413,568	379,029	152,291	132,952	89,002

Unit value, end of period $	14.54	13.83	12.18	11.47	10.18
Assets, end of period $	6,011,840	5,240,771	1,855,210	1,525,012	905,583
Investment income ratio*	6.89%	1.08%	0.98%	0.93%	0.40%
Total return**	5.14%	13.50%	6.20%	12.73%	26.43%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	17,041	89	—
Units issued	124,717	18,077	89
Units redeemed	(40,549)	(1,125)	—

Units, end of period	101,209	17,041	89

Unit value, end of period $	22.37	20.41	19.39
Assets, end of period $	2,264,010	347,795	1,721
Investment income ratio*	8.78%	0.00%	0.00%
Total return, lowest to highest**	7.85% to 9.61%	1.63% to 5.64%	(2.91)%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	297,509	322,524	286,806	236,589	157,748
Units issued	133,164	120,068	98,791	107,553	133,285
Units redeemed	(52,452)	(145,083)	(63,073)	(57,336)	(54,444)

Units, end of period	378,221	297,509	322,524	286,806	236,589

Unit value, end of period $	22.36	20.39	19.37	20.73	18.80
Assets, end of period $	8,456,390	6,067,380	6,248,309	5,945,240	4,448,611
Investment income ratio*	8.07%	0.00%	4.56%	3.61%	3.32%
Total return**	9.63%	5.27%	(6.54)%	10.24%	15.39%

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	17,172	521	—
Units issued	156,179	20,726	521
Units redeemed	(46,469)	(4,075)	—

Units, end of period	126,882	17,172	521

Unit value, end of period $	13.75	13.57	11.27
Assets, end of period $	1,744,368	233,002	5,867
Investment income ratio*	2.20%	0.33%	0.00%
Total return, lowest to highest**	(1.71)% to 1.32%	12.88% to 20.42%	4.59%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	616,455	608,573	643,035	666,250	683,601
Units issued	42,055	100,069	31,573	81,135	868,398
Units redeemed	(77,847)	(92,187)	(66,035)	(104,350)	(885,749)

Units, end of period	580,663	616,455	608,573	643,035	666,250

Unit value, end of period $	25.52	25.19	20.93	18.90	16.47
Assets, end of period $	14,819,721	15,525,583	12,738,420	12,156,585	10,976,035
Investment income ratio*	2.27%	1.27%	1.25%	1.69%	0.90%
Total return**	1.34%	20.32%	10.72%	14.75%	27.46%

	Sub-Account
	Growth & Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)	Year Ended Dec. 31/05 (b)
Units, beginning of period	14,132	538	—
Units issued	35,773	15,640	538
Units redeemed	(4,693)	(2,046)	—

Units, end of period	45,212	14,132	538

Unit value, end of period $	82.20	78.98	70.07
Assets, end of period $	3,716,284	1,116,178	37,698
Investment income ratio*	1.91%	0.14%	0.00%
Total return, lowest to highest**	1.54% to 4.07%	10.92% to 12.72%	4.78%

(e)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	43,543	19	—
Units issued	66,550	54,129	20
Units redeemed	(13,260)	(10,605)	(1)

Units, end of period	96,833	43,543	19

Unit value, end of period $	17.26	14.66	13.52
Assets, end of period $	1,671,128	638,287	256
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	11.46% to 17.73%	4.52% to 13.10%	9.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	309,378	414,571	289,642	208,392	122,493
Units issued	212,104	132,428	188,126	173,743	243,917
Units redeemed	(154,754)	(237,621)	(63,197)	(92,493)	(158,018)

Units, end of period	366,728	309,378	414,571	289,642	208,392

Unit value, end of period $	22.23	18.89	17.43	15.48	13.42
Assets, end of period $	8,152,233	5,844,448	7,226,506	4,482,118	2,796,636
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return**	17.67%	8.37%	12.64%	15.31%	36.22%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	17,277	232	—
Units issued	82,542	19,407	240
Units redeemed	(26,067)	(2,362)	(8)

Units, end of period	73,752	17,277	232

Unit value, end of period $	13.03	12.82	11.61
Assets, end of period $	961,063	221,508	2,697
Investment income ratio*	14.21%	0.42%	0.00%
Total return, lowest to highest**	1.64% to 3.36%	7.71% to 10.48%	0.79%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	820,106	900,558	887,651	896,166	666,553
Units issued	465,144	570,917	1,156,583	1,033,024	998,417
Units redeemed	(676,615)	(651,369)	(1,143,676)	(1,041,539)	(768,804)

Units, end of period	608,635	820,106	900,558	887,651	896,166

Unit value, end of period $	19.81	19.49	17.65	17.03	15.33
Assets, end of period $	12,054,256	15,981,183	15,900,525	15,113,826	13,739,135
Investment income ratio*	11.78%	6.72%	5.02%	4.85%	5.63%
Total return**	1.64%	10.37%	3.70%	11.06%	24.44%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	2,772	59	—
Units issued	48,931	2,848	59
Units redeemed	(5,665)	(135)	—

Units, end of period	46,038	2,772	59

Unit value, end of period $	11.93	11.80	10.85
Assets, end of period $	549,317	32,712	644
Investment income ratio*	4.99%	0.17%	0.00%
Total return, lowest to highest**	(1.62)% to 1.11%	6.71% to 8.77%	2.71%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,661,476	1,786,282	2,007,363	759,656	864,729
Units issued	31,753	58,241	114,938	1,540,620	182,791
Units redeemed	(223,547)	(183,047)	(336,019)	(292,913)	(287,864)

Units, end of period	1,469,682	1,661,476	1,786,282	2,007,363	759,656

Unit value, end of period $	21.75	21.51	19.80	18.82	17.48
Assets, end of period $	31,968,921	35,743,879	35,365,263	37,770,719	13,279,144
Investment income ratio*	3.96%	1.99%	1.70%	0.62%	2.02%
Total return**	1.11%	8.66%	5.22%	7.64%	26.49%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05 (b)
Units, beginning of period	44,439	147	—
Units issued	167,352	47,659	160
Units redeemed	(46,458)	(3,367)	(13)

Units, end of period	165,333	44,439	147

Unit value, end of period $	16.55	14.84	11.89
Assets, end of period $	2,735,485	659,612	1,747
Investment income ratio*	2.70%	0.45%	0.00%
Total return, lowest to highest**	3.06% to 11.46%	12.48% to 24.81%	10.00%

(f)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,379,369	1,574,644	1,597,724	1,779,013	1,828,065
Units issued	172,874	199,302	208,412	270,167	5,436,968
Units redeemed	(284,716)	(394,577)	(231,492)	(451,456)	(5,486,020)

Units, end of period	1,267,527	1,379,369	1,574,644	1,597,724	1,779,013

Unit value, end of period $	22.54	20.23	16.22	13.99	12.10
Assets, end of period $	28,576,915	27,910,801	25,536,350	22,347,931	21,527,031
Investment income ratio*	2.20%	0.60%	0.76%	0.84%	0.48%
Total return**	11.42%	24.77%	15.94%	15.59%	30.26%

(f)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)	Year Ended Dec. 31/04 (d)
Units, beginning of period	354,913	282,461	280,538	—
Units issued	102,021	175,803	135,805	329,326
Units redeemed	(55,702)	(103,351)	(133,882)	(48,788)

Units, end of period	401,232	354,913	282,461	280,538

Unit value, end of period $	25.00	21.66	17.26	14.81
Assets, end of period $	10,033,176	7,689,141	4,876,719	4,153,578
Investment income ratio*	3.92%	0.72%	0.75%	0.48%
Total return**	15.42%	25.48%	16.61%	18.44%

(c)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
(d)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	17,730	56	—
Units issued	194,216	19,452	60
Units redeemed	(96,878)	(1,778)	(4)

Units, end of period	115,068	17,730	56

Unit value, end of period $	47.69	41.18	32.39
Assets, end of period $	5,487,278	730,024	1,804
Investment income ratio*	5.61%	0.17%	0.00%
Total return, lowest to highest**	6.22% to 15.82%	15.34% to 27.11%	9.94%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	20,208	43	—
Units issued	113,238	22,683	43
Units redeemed	(9,906)	(2,518)	—

Units, end of period	123,540	20,208	43

Unit value, end of period $	18.51	15.41	12.43
Assets, end of period $	2,286,484	311,443	541
Investment income ratio*	2.04%	0.04%	0.00%
Total return, lowest to highest**	14.07% to 20.10%	13.70% to 23.96%	15.80%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	194,092	11,505	—
Units issued	375,594	299,463	11,596
Units redeemed	(280,419)	(116,876)	(91)

Units, end of period	289,267	194,092	11,505

Unit value, end of period $	23.10	19.23	15.53
Assets, end of period $	6,681,311	3,732,687	178,679
Investment income ratio*	1.99%	0.67%	0.00%
Total return**	20.10%	23.84%	24.24%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	21,182	262	—
Units issued	175,012	30,818	340
Units redeemed	(31,737)	(9,898)	(78)

Units, end of period	164,457	21,182	262

Unit value, end of period $	15.73	14.27	11.18
Assets, end of period $	2,586,848	302,325	2,923
Investment income ratio*	3.85%	0.32%	0.00%
Total return, lowest to highest**	(8.01)% to 10.20%	13.15% to 27.73%	5.67%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	460,765	603,603	483,045	495,768	371,074
Units issued	349,294	271,647	542,640	272,973	5,550,626
Units redeemed	(357,136)	(414,485)	(422,082)	(285,696)	(5,425,932)

Units, end of period	452,923	460,765	603,603	483,045	495,768

Unit value, end of period $	30.89	28.05	21.96	19.94	16.47
Assets, end of period $	13,989,318	12,922,092	13,253,506	9,633,024	8,166,604
Investment income ratio*	2.73%	1.23%	0.84%	0.12%	0.00%
Total return**	10.13%	27.73%	10.11%	21.06%	54.95%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	73,556	88	—
Units issued	244,711	82,565	89
Units redeemed	(58,404)	(9,097)	(1)

Units, end of period	259,863	73,556	88

Unit value, end of period $	15.95	14.55	11.23
Assets, end of period $	4,143,934	1,070,153	993
Investment income ratio*	4.71%	0.22%	0.00%
Total return, lowest to highest**	5.24% to 9.61%	17.67% to 29.61%	4.80%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,763,611	1,600,518	1,081,276	800,132	510,644
Units issued	222,231	580,310	1,004,722	621,132	5,952,337
Units redeemed	(420,853)	(417,217)	(485,480)	(339,988)	(5,662,849)

Units, end of period	1,564,989	1,763,611	1,600,518	1,081,276	800,132

Unit value, end of period $	24.81	22.65	17.48	15.81	13.01
Assets, end of period $	38,827,351	39,949,803	27,977,424	17,098,318	10,409,668
Investment income ratio*	4.22%	1.73%	0.72%	1.15%	0.72%
Total return**	9.52%	29.60%	10.54%	21.55%	44.87%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	10,501	—
Units issued	82,285	11,284
Units redeemed	(12,561)	(783)

Units, end of period	80,225	10,501

Unit value, end of period $	11.15	10.50
Assets, end of period $	894,483	110,223
Investment income ratio*	10.61%	1.26%
Total return, lowest to highest**	4.83% to 6.23%	3.64% to 4.76%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	883,152	934,699	1,166,118	1,248,563	1,375,351
Units issued	67,579	80,538	179,811	91,517	142,991
Units redeemed	(115,413)	(132,085)	(411,230)	(173,962)	(269,779)

Units, end of period	835,318	883,152	934,699	1,166,118	1,248,563

Unit value, end of period $	23.70	22.31	21.55	21.07	20.10
Assets, end of period $	19,795,158	19,705,785	20,137,630	24,567,760	25,097,289
Investment income ratio*	8.98%	5.99%	5.63%	5.94%	4.96%
Total return**	6.21%	3.57%	2.27%	4.81%	7.32%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	14,830	—
Units issued	64,255	15,487
Units redeemed	(4,802)	(657)

Units, end of period	74,283	14,830

Unit value, end of period $	12.96	12.77
Assets, end of period $	962,931	189,343
Investment income ratio*	1.18%	0.02%
Total return, lowest to highest**	(1.46)% to 1.53%	13.34% to 14.38%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	34,072	869	—
Units issued	1,587,795	148,535	130,131
Units redeemed	(270,631)	(115,332)	(129,262)

Units, end of period	1,351,236	34,072	869

Unit value, end of period $	16.19	15.97	13.96
Assets, end of period $	21,878,540	544,040	12,109
Investment income ratio*	0.79%	0.02%	0.00%
Total return**	1.40%	14.36%	11.70%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	40,849	285	—
Units issued	353,983	51,967	313
Units redeemed	(82,024)	(11,403)	(28)

Units, end of period	312,808	40,849	285

Unit value, end of period $	14.03	13.43	11.58
Assets, end of period $	4,389,271	548,776	3,297
Investment income ratio*	1.30%	0.12%	0.00%
Total return, lowest to highest**	0.67% to 4.45%	11.34% to 16.03%	5.24%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (t)
Units, beginning of period	316,288	275,325	238,973	98,687	—
Units issued	164,214	198,243	338,735	371,768	108,524
Units redeemed	(55,862)	(157,280)	(302,383)	(231,482)	(9,837)

Units, end of period	424,640	316,288	275,325	238,973	98,687

Unit value, end of period $	27.16	26.02	22.44	19.43	15.96
Assets, end of period $	11,533,344	8,230,078	6,179,567	4,644,416	1,574,632
Investment income ratio*	1.02%	0.46%	0.00%	1.05%	0.00%
Total return**	4.38%	15.94%	15.48%	21.80%	27.65%

(t)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05 (b)
Units, beginning of period	698,032	11,325	—
Units issued	1,303,383	808,006	11,962
Units redeemed	(123,337)	(121,299)	(637)

Units, end of period	1,878,078	698,032	11,325

Unit value, end of period $	14.50	13.34	11.55
Assets, end of period $	27,229,364	9,314,281	130,860
Investment income ratio*	8.96%	1.56%	0.07%
Total return, lowest to highest**	2.48% to 8.66%	10.16% to 15.48%	5.92%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,034,272	864,648	708,565	500,142	432,720
Units issued	131,507	321,777	209,457	284,558	136,427
Units redeemed	(120,033)	(152,153)	(53,374)	(76,135)	(69,005)

Units, end of period	1,045,746	1,034,272	864,648	708,565	500,142

Unit value, end of period $	24.27	22.36	19.37	17.51	15.08
Assets, end of period $	25,384,726	23,128,583	16,746,448	12,404,137	7,544,107
Investment income ratio*	9.34%	7.30%	1.75%	0.65%	0.39%
Total return**	8.55%	15.46%	10.64%	16.05%	34.91%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/05 (b)
Units, beginning of period	1,155,928	30,197	—
Units issued	2,847,801	1,310,263	31,584
Units redeemed	(386,859)	(184,532)	(1,387)

Units, end of period	3,616,870	1,155,928	30,197

Unit value, end of period $	13.19	12.37	10.97
Assets, end of period $	47,697,845	14,300,087	331,175
Investment income ratio*	7.59%	1.76%	0.18%
Total return, lowest to highest**	3.29% to 6.60%	9.80% to 12.80%	3.32%

(w)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	2,622,654	2,359,219	1,949,465	1,517,216	1,176,180
Units issued	543,402	476,514	527,854	619,032	504,076
Units redeemed	(284,902)	(213,079)	(118,100)	(186,783)	(163,040)

Units, end of period	2,881,154	2,622,654	2,359,219	1,949,465	1,517,216

Unit value, end of period $	26.60	24.98	22.16	20.73	18.27
Assets, end of period $	76,629,316	65,514,497	52,277,135	40,415,463	27,714,579
Investment income ratio*	7.47%	5.23%	3.73%	2.06%	2.31%
Total return**	6.47%	12.73%	6.88%	13.49%	23.98%

(w)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/05 (b)
Units, beginning of period	122,621	10	—
Units issued	127,951	128,552	23
Units redeemed	(49,805)	(5,941)	(13)

Units, end of period	200,767	122,621	10

Unit value, end of period $	11.81	11.21	10.34
Assets, end of period $	2,371,123	1,374,679	100
Investment income ratio*	9.09%	0.65%	0.00%
Total return, lowest to highest**	4.04% to 5.35%	7.10% to 8.44%	1.05%

(x)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	288,038	295,628	289,630	290,414	100,707
Units issued	70,842	22,359	41,647	55,248	271,208
Units redeemed	(53,571)	(29,949)	(35,649)	(56,032)	(81,501)

Units, end of period	305,309	288,038	295,628	289,630	290,414

Unit value, end of period $	25.35	24.06	22.18	21.56	19.86
Assets, end of period $	7,739,240	6,928,768	6,558,099	6,244,993	5,766,764
Investment income ratio*	8.00%	4.66%	4.82%	3.44%	3.49%
Total return**	5.38%	8.44%	2.88%	8.59%	11.55%

(x)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05 (b)
Units, beginning of period	2,785,384	52,831	—
Units issued	6,247,658	3,144,750	53,230
Units redeemed	(633,029)	(412,197)	(399)

Units, end of period	8,400,013	2,785,384	52,831

Unit value, end of period $	13.76	12.79	11.26
Assets, end of period $	115,560,317	35,629,937	594,998
Investment income ratio*	7.85%	2.18%	0.25%
Total return, lowest to highest**	3.01% to 7.55%	9.70% to 13.58%	4.59%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	4,080,709	3,536,083	2,873,853	2,239,933	1,909,803
Units issued	564,108	862,632	853,307	903,333	572,430
Units redeemed	(300,696)	(318,006)	(191,077)	(269,413)	(242,300)

Units, end of period	4,344,121	4,080,709	3,536,083	2,873,853	2,239,933

Unit value, end of period $	25.76	23.96	21.11	19.43	16.95
Assets, end of period $	111,895,709	97,756,372	74,633,010	55,819,902	37,967,569
Investment income ratio*	7.77%	5.91%	2.67%	1.35%	1.16%
Total return**	7.52%	13.50%	8.66%	14.59%	29.56%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05 (b)
Units, beginning of period	138,568	5,779	—
Units issued	380,409	188,312	5,805
Units redeemed	(66,356)	(55,523)	(26)

Units, end of period	452,621	138,568	5,779

Unit value, end of period $	12.33	11.71	10.60
Assets, end of period $	5,582,305	1,622,337	61,229
Investment income ratio*	8.30%	1.43%	0.00%
Total return, lowest to highest**	3.32% to 5.34%	8.31% to 10.49%	2.15%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	560,538	452,129	413,158	302,011	209,139
Units issued	100,670	181,674	100,065	164,068	153,027
Units redeemed	(103,996)	(73,265)	(61,094)	(52,921)	(60,155)

Units, end of period	557,212	560,538	452,129	413,158	302,011

Unit value, end of period $	25.72	24.42	22.12	21.24	19.13
Assets, end of period $	14,329,767	13,690,869	10,001,375	8,774,966	5,776,547
Investment income ratio*	7.58%	4.05%	4.07%	2.60%	2.74%
Total return**	5.29%	10.42%	4.15%	11.04%	17.83%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Managed Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	16,920	5,322	—
Units issued	23,036	12,065	5,382
Units redeemed	(11,169)	(467)	(60)

Units, end of period	28,787	16,920	5,322

Unit value, end of period $	57.27	56.17	52.26
Assets, end of period $	1,648,412	950,300	278,099
Investment income ratio*	5.82%	0.96%	0.00%
Total return, lowest to highest**	1.07% to 1.95%	6.62% to 8.49%	1.17%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	50,336	597	—
Units issued	184,482	55,816	605
Units redeemed	(26,436)	(6,077)	(8)

Units, end of period	208,382	50,336	597

Unit value, end of period $	15.02	13.97	12.73
Assets, end of period $	3,130,123	703,035	7,602
Investment income ratio*	1.85%	0.11%	0.00%
Total return, lowest to highest**	0.35% to 7.55%	4.26% to 9.74%	5.18%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	594,832	497,551	450,865	387,204	239,658
Units issued	68,909	203,449	187,023	144,053	218,923
Units redeemed	(108,990)	(106,168)	(140,337)	(80,392)	(71,377)

Units, end of period	554,751	594,832	497,551	450,865	387,204

Unit value, end of period $	22.99	21.39	19.49	17.40	15.02
Assets, end of period $	12,756,543	12,722,488	9,699,379	7,846,188	5,817,582
Investment income ratio*	1.32%	0.60%	0.47%	0.37%	0.00%
Total return**	7.51%	9.72%	12.02%	15.83%	34.56%

Sub-Account
Mid Cap Intersection Trust Series 0
Year Ended Dec. 31/07 (h)
Units, beginning of period	—
Units issued	1,555
Units redeemed	(56)

Units, end of period	1,499

Unit value, end of period $	9.31
Assets, end of period $	13,958
Investment income ratio*	0.04%
Total return, lowest to highest**	(6.87)% to (2.91)%

(h)	Reflects the period of commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	27,958	15	—
Units issued	58,906	30,456	16
Units redeemed	(11,338)	(2,513)	(1)

Units, end of period	75,526	27,958	15

Unit value, end of period $	49.27	39.87	35.07
Assets, end of period $	3,721,080	1,114,529	531
Investment income ratio*	0.01%	0.00%	0.00%
Total return, lowest to highest**	10.93% to 23.59%	7.52% to 13.66%	11.28%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,169,706	1,344,785	690,470	540,411	325,090
Units issued	316,331	142,422	1,039,391	227,147	452,345
Units redeemed	(280,679)	(317,501)	(385,076)	(77,088)	(237,024)

Units, end of period	1,205,358	1,169,706	1,344,785	690,470	540,411

Unit value, end of period $	22.72	18.38	16.19	14.13	11.87
Assets, end of period $	27,378,695	21,500,613	21,770,196	9,756,344	6,414,678
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return**	23.57%	13.55%	14.57%	19.04%	42.33%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	47,593	333	—
Units issued	218,495	58,311	357
Units redeemed	(51,706)	(11,051)	(24)

Units, end of period	214,382	47,593	333

Unit value, end of period $	12.76	12.67	11.28
Assets, end of period $	2,735,641	602,966	3,757
Investment income ratio*	1.19%	0.13%	0.00%
Total return, lowest to highest**	(4.59)% to 0.72%	10.59% to 12.30%	2.50%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,084,532	1,109,434	907,760	668,954	545,462
Units issued	230,551	97,312	448,868	613,525	261,583
Units redeemed	(253,801)	(122,214)	(247,194)	(374,719)	(138,091)

Units, end of period	1,061,282	1,084,532	1,109,434	907,760	668,954

Unit value, end of period $	22.41	22.26	19.83	18.36	14.75
Assets, end of period $	23,788,217	24,141,454	21,996,856	16,664,733	9,867,204
Investment income ratio*	1.13%	0.68%	0.42%	0.53%	0.38%
Total return**	0.69%	12.27%	8.00%	24.46%	25.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	4,130	3	—
Units issued	39,323	5,013	4
Units redeemed	(6,395)	(886)	(1)

Units, end of period	37,058	4,130	3

Unit value, end of period $	21.71	21.60	17.95
Assets, end of period $	804,502	89,207	48
Investment income ratio*	3.40%	0.15%	0.00%
Total return, lowest to highest**	(3.42)% to 0.51%	14.99% to 20.34%	3.89%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	917,876	105,299	—
Units issued	5,797,520	3,022,032	194,282
Units redeemed	(4,469,314)	(2,209,455)	(88,983)

Units, end of period	2,246,082	917,876	105,299

Unit value, end of period $	16.90	16.12	15.40
Assets, end of period $	37,963,831	14,799,912	1,621,499
Investment income ratio*	4.36%	4.51%	1.39%
Total return, lowest to highest**	1.92% to 4.82%	3.05% to 4.70%	1.32%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	3,532,527	3,667,916	3,643,720	4,368,151	4,876,540
Units issued	2,384,421	2,080,974	2,481,631	2,071,959	15,281,567
Units redeemed	(2,539,753)	(2,216,363)	(2,457,435)	(2,796,390)	(15,789,956)

Units, end of period	3,377,195	3,532,527	3,667,916	3,643,720	4,368,151

Unit value, end of period $	24.17	23.11	22.13	21.55	21.38
Assets, end of period $	81,593,898	81,624,374	81,149,775	78,523,906	93,383,242
Investment income ratio*	4.46%	4.35%	2.63%	0.81%	0.59%
Total return**	4.56%	4.45%	2.66%	0.81%	0.59%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	49,789	53	—
Units issued	178,705	63,441	63
Units redeemed	(33,516)	(13,705)	(10)

Units, end of period	194,978	49,789	53

Unit value, end of period $	23.82	16.92	13.83
Assets, end of period $	4,644,832	842,321	730
Investment income ratio*	1.30%	0.21%	0.00%
Total return, lowest to highest**	18.70% to 40.81%	6.27% to 22.32%	12.18%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (t)
Units, beginning of period	283,163	273,647	151,374	62,937	—
Units issued	180,936	148,608	225,518	200,834	63,737
Units redeemed	(107,525)	(139,092)	(103,245)	(112,397)	(800)

Units, end of period	356,574	283,163	273,647	151,374	62,937

Unit value, end of period $	56.50	40.16	32.84	22.38	18.00
Assets, end of period $	20,147,455	11,373,376	8,987,378	3,387,254	1,132,857
Investment income ratio*	1.17%	0.51%	0.00%	0.11%	0.00%
Total return**	40.67%	22.29%	46.78%	24.31%	44.00%

(t)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	13,281	2	—
Units issued	42,926	18,684	2
Units redeemed	(16,096)	(5,405)	—

Units, end of period	40,111	13,281	2

Unit value, end of period $	21.43	19.04	15.90
Assets, end of period $	859,551	252,920	27
Investment income ratio*	3.12%	0.01%	0.00%
Total return, lowest to highest**	5.73% to 12.53%	11.40% to 19.76%	12.39%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	44,502	47	—
Units issued	141,802	52,089	49
Units redeemed	(61,298)	(7,634)	(2)

Units, end of period	125,006	44,502	47

Unit value, end of period $	15.40	14.10	12.68
Assets, end of period $	1,924,722	627,530	600
Investment income ratio*	2.14%	0.27%	0.00%
Total return, lowest to highest**	(0.46)% to 9.19%	2.51% to 11.22%	17.05%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	893,146	995,501	929,262	885,530	959,821
Units issued	243,919	351,692	386,497	503,540	2,687,834
Units redeemed	(350,851)	(454,047)	(320,258)	(459,808)	(2,762,125)

Units, end of period	786,214	893,146	995,501	929,262	885,530

Unit value, end of period $	16.01	14.67	13.21	10.50	8.98
Assets, end of period $	12,583,017	13,097,299	13,146,240	9,758,540	7,954,829
Investment income ratio*	1.85%	0.94%	0.86%	0.45%	0.15%
Total return**	9.14%	11.05%	25.75%	16.90%	40.72%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Quantitative All Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	1,680	1	—
Units issued	28,784	1,766	1
Units redeemed	(4,591)	(87)

Units, end of period	25,873	1,680	1

Unit value, end of period $	13.73	13.22	11.47
Assets, end of period $	355,207	22,221	14
Investment income ratio*	3.64%	2.19%	0.00%
Total return, lowest to highest**	(0.84)% to 3.82%	9.88% to 15.24%	4.91%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Quantitative All Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (t)
Units, beginning of period	27,796	21,687	11,146	2,831	—
Units issued	11,476	18,378	15,697	19,166	2,861
Units redeemed	(6,436)	(12,269)	(5,156)	(10,851)	(30)

Units, end of period	32,836	27,796	21,687	11,146	2,831

Unit value, end of period $	23.21	22.36	19.42	17.88	15.56
Assets, end of period $	761,997	621,515	421,060	199,302	44,046
Investment income ratio*	1.33%	1.03%	0.96%	0.90%	0.35%
Total return**	3.79%	15.17%	8.58%	14.91%	24.49%

(t)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	11,901	537	—
Units issued	7,533	16,374	673
Units redeemed	(12,682)	(5,010)	(136)

Units, end of period	6,752	11,901	537

Unit value, end of period $	11.96	12.17	11.69
Assets, end of period $	80,716	144,781	6,276
Investment income ratio*	0.54%	0.00%	0.00%
Total return, lowest to highest**	(5.80)% to (1.73)%	(1.15)% to 4.10%	5.53%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Quantitative Mid Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	143,828	96,745	88,903	60,518	52,149
Units issued	57,592	74,509	44,603	47,955	25,283
Units redeemed	(92,292)	(27,426)	(36,761)	(19,570)	(16,914)

Units, end of period	109,128	143,828	96,745	88,903	60,518

Unit value, end of period $	14.96	15.28	14.68	12.92	10.93
Assets, end of period $	1,633,000	2,197,838	1,420,217	1,148,626	661,466
Investment income ratio*	0.38%	0.00%	0.00%	0.00%	0.00%
Total return**	(2.08)%	4.09%	13.62%	18.21%	38.53%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Quantitative Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	2,847	—
Units issued	7,399	2,882
Units redeemed	(3,118)	(35)

Units, end of period	7,128	2,847

Unit value, end of period $	12.91	13.61
Assets, end of period $	91,988	38,732
Investment income ratio*	2.39%	0.00%
Total return, lowest to highest**	(5.53)% to (5.17)%	16.59% to 21.36%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Quantitative Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (d)
Units, beginning of period	30,356	36,352	1,058	—
Units issued	7,487	22,747	36,662	2,082
Units redeemed	(12,817)	(28,743)	(1,368)	(1,024)

Units, end of period	25,026	30,356	36,352	1,058

Unit value, end of period $	18.40	19.41	16.02	14.67
Assets, end of period $	460,514	589,162	582,273	15,522
Investment income ratio*	1.89%	0.97%	0.07%	0.00%
Total return**	(5.19)%	21.16%	9.19%	17.36%

(d)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	15,832	506	—
Units issued	45,828	17,143	507
Units redeemed	(15,246)	(1,817)	(1)

Units, end of period	46,414	15,832	506

Unit value, end of period $	80.44	95.27	68.95
Assets, end of period $	3,733,509	1,508,246	34,872
Investment income ratio*	2.83%	0.62%	0.00%
Total return, lowest to highest**	(15.56)% to (1.55)%	30.03% to 38.17%	4.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	488,639	547,618	612,965	625,133	629,691
Units issued	17,780	83,833	79,384	62,910	63,441
Units redeemed	(108,778)	(142,812)	(144,731)	(75,078)	(67,999)

Units, end of period	397,641	488,639	547,618	612,965	625,133

Unit value, end of period $	96.52	114.37	82.82	74.04	56.08
Assets, end of period $	38,378,974	55,885,697	45,351,144	45,385,043	35,054,800
Investment income ratio*	2.61%	1.80%	2.01%	2.39%	2.67%
Total return**	(15.61)%	38.10%	11.85%	32.04%	39.15%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	13,027	127	—
Units issued	78,889	13,691	141
Units redeemed	(37,154)	(791)	(14)

Units, end of period	54,762	13,027	127

Unit value, end of period $	11.14	10.01	9.96
Assets, end of period $	610,144	130,354	1,269
Investment income ratio*	11.24%	0.18%	0.00%
Total return, lowest to highest**	8.41% to 11.36%	(0.09)% to 1.65%	0.45%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (t)
Units, beginning of period	200,725	175,430	120,093	101,029	—
Units issued	122,221	72,149	73,152	131,176	105,327
Units redeemed	(51,034)	(46,854)	(17,815)	(112,112)	(4,298)

Units, end of period	271,912	200,725	175,430	120,093	101,029

Unit value, end of period $	16.21	14.56	14.50	14.30	13.11
Assets, end of period $	4,407,333	2,922,527	2,544,365	1,717,117	1,324,485
Investment income ratio*	7.48%	2.37%	0.00%	0.50%	0.00%
Total return**	11.33%	0.39%	1.43%	9.07%	4.88%

(t)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	51,885	—	—
Units issued	71,624	60,218	1
Units redeemed	(18,607)	(8,333)	(1)

Units, end of period	104,902	51,885	—

Unit value, end of period $	14.24	11.90	11.27
Assets, end of period $	1,493,768	617,666	5
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	6.67% to 19.62%	3.75% to 8.36%	1.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,205,352	1,391,437	1,531,628	1,574,239	1,372,512
Units issued	408,580	95,725	326,354	242,241	1,070,042
Units redeemed	(362,386)	(281,810)	(466,545)	(284,852)	(868,315)

Units, end of period	1,251,546	1,205,352	1,391,437	1,531,628	1,574,239

Unit value, end of period $	18.03	15.08	14.29	14.00	13.88
Assets, end of period $	22,565,014	18,175,973	19,883,950	21,441,064	21,846,463
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return**	19.57%	5.53%	2.08%	2.40%	50.40%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	1,839	—
Units issued	29,998	2,669
Units redeemed	(16,281)	(830)

Units, end of period	15,556	1,839

Unit value, end of period $	19.05 to 19.05	18.45 to 18.45
Assets, end of period $	296,348	33,927
Investment income ratio*	12.02%	1.92%
Total return, lowest to highest**	1.04% to 3.25%	3.60% to 4.55%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	2,159	2	—
Units issued	45,710	4,651	3
Units redeemed	(5,578)	(2,494)	(1)

Units, end of period	42,291	2,159	2

Unit value, end of period $	19.59	17.19	15.15
Assets, end of period $	828,429	37,098	29
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	6.76% to 13.98%	4.81% to 13.47%	12.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	47,031	691	—
Units issued	128,807	53,950	704
Units redeemed	(18,027)	(7,610)	(13)

Units, end of period	157,811	47,031	691

Unit value, end of period $	15.16	15.48	13.16
Assets, end of period $	2,392,630	728,104	9,096
Investment income ratio*	2.07%	0.06%	0.00%
Total return, lowest to highest**	(2.06)% to (1.09)%	8.80% to 17.64%	3.33%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	503,406	482,672	477,338	325,861	264,595
Units issued	55,899	71,939	130,103	248,720	233,983
Units redeemed	(78,342)	(51,205)	(124,769)	(97,243)	(172,717)

Units, end of period	480,963	503,406	482,672	477,338	325,861

Unit value, end of period $	19.08	19.50	16.58	15.96	13.60
Assets, end of period $	9,173,582	9,814,002	8,000,791	7,616,093	4,431,369
Investment income ratio*	1.67%	0.48%	0.52%	0.30%	0.00%
Total return**	(2.16)%	17.62%	3.89%	17.33%	45.79%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	23,676	17	—
Units issued	39,779	26,666	22
Units redeemed	(25,686)	(3,007)	(5)

Units, end of period	37,769	23,676	17

Unit value, end of period $	11.87	12.85	11.63
Assets, end of period $	448,408	304,246	203
Investment income ratio*	2.34%	0.39%	0.00%
Total return, lowest to highest**	(7.60)% to (6.53)%	4.03% to 10.47%	3.46%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (t)
Units, beginning of period	389,017	408,563	175,331	16,308	—
Units issued	112,989	49,530	430,156	426,510	21,289
Units redeemed	(161,640)	(69,076)	(196,924)	(267,487)	(4,981)

Units, end of period	340,366	389,017	408,563	175,331	16,308

Unit value, end of period $	24.20	26.20	23.72	22.01	17.50
Assets, end of period $	8,235,210	10,192,903	9,691,801	3,859,270	285,388
Investment income ratio*	1.85%	0.70%	0.00%	0.13%	0.00%
Total return**	(7.66)%	10.45%	7.77%	25.78%	40.00%

(t)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Small Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	6,574	29	—
Units issued	26,273	7,410	29
Units redeemed	(3,791)	(865)	—

Units, end of period	29,056	6,574	29

Unit value, end of period $	12.39	12.32	11.45
Assets, end of period $	360,047	80,990	326
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	0.57% to 0.77%	(0.12)% to 7.62%	4.22%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	74,129	61,597	—
Units issued	107,327	70,295	182,475
Units redeemed	(157,241)	(57,763)	(120,878)

Units, end of period	24,215	74,129	61,597

Unit value, end of period $	15.48	15.38	14.30
Assets, end of period $	374,839	1,140,105	880,841
Investment income ratio*	0.00%	0.00%	0.00%
Total return**	0.65%	7.55%	14.40%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	10,694	1,157	—
Units issued	61,228	11,085	1,157
Units redeemed	(11,783)	(1,548)	—

Units, end of period	60,139	10,694	1,157

Unit value, end of period $	34.40	35.44	29.70
Assets, end of period $	2,068,955	378,961	34,364
Investment income ratio*	1.24%	0.06%	0.00%
Total return, lowest to highest**	(4.00)% to (2.92)%	13.65% to 19.32%	2.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Small Cap Value Trust Series 1
Year Ended Dec. 31/07 (a)
Units, beginning of period	—
Units issued	59,725
Units redeemed	(1,111)

Units, end of period	58,614

Unit value, end of period $	12.28
Assets, end of period $	719,629
Investment income ratio*	0.60%
Total return, lowest to highest**	(1.78)%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Small Company Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	163	40	—
Units issued	149	214	51
Units redeemed	(33)	(91)	(11)

Units, end of period	279	163	40

Unit value, end of period $	11.00	11.76	11.13
Assets, end of period $	3,064	1,911	446
Investment income ratio*	0.00%	0.00%	0.00%
Total return**	(6.46)%	5.66%	1.61%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (d)
Units, beginning of period	129,431	33,689	4,484	—
Units issued	87,014	188,007	30,727	149,721
Units redeemed	(91,099)	(92,265)	(1,522)	(145,237)

Units, end of period	125,346	129,431	33,689	4,484

Unit value, end of period $	15.97	17.09	16.18	15.22
Assets, end of period $	2,001,938	2,211,694	545,155	68,244
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return**	(6.53)%	5.60%	6.32%	21.76%

(d)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	103,645	187	—
Units issued	189,323	114,103	194
Units redeemed	(26,631)	(10,645)	(7)

Units, end of period	266,337	103,645	187

Unit value, end of period $	13.25	13.41	11.61
Assets, end of period $	3,529,955	1,389,495	2,176
Investment income ratio*	0.16%	0.02%	0.00%
Total return, lowest to highest**	(2.27)% to (1.14)%	5.55% to 15.50%	5.47%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,212,971	1,245,748	1,260,713	1,150,161	1,002,491
Units issued	192,846	154,295	187,060	308,204	453,829
Units redeemed	(293,503)	(187,072)	(202,025)	(197,652)	(306,159)

Units, end of period	1,112,314	1,212,971	1,245,748	1,260,713	1,150,161

Unit value, end of period $	19.98	20.22	17.52	16.36	13.07
Assets, end of period $	22,218,148	24,522,007	21,820,203	20,631,270	15,034,590
Investment income ratio*	0.14%	0.06%	0.26%	0.16%	0.39%
Total return**	(1.19)%	15.42%	7.04%	25.19%	33.67%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Special Value Trust Series 0
	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (a)
Units, beginning of period	2,745	—
Units issued	8,085	2,929
Units redeemed	(10,830)	(184)

Units, end of period	—	2,745

Unit value, end of period $	12.41	12.44
Assets, end of period $	—	34,136
Investment income ratio*	3.30%	0.00%
Total return, lowest to highest**	(1.38)% to (0.22)%	5.51% to 10.88%

(j)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.
(a)	Fund available in prior year but no activity.

	Sub-Account
	Special Value Trust Series 1
	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (t)
Units, beginning of period	21,971	67,855	63,126	42,051	—
Units issued	13,218	8,248	15,342	24,527	44,876
Units redeemed	(35,189)	(54,132)	(10,613)	(3,452)	(2,825)

Units, end of period	—	21,971	67,855	63,126	42,051

Unit value, end of period $	22.19	22.25	20.08	19.01	15.82
Assets, end of period $	—	488,880	1,362,368	1,200,169	665,250
Investment income ratio*	2.59%	0.02%	0.00%	0.00%	0.00%
Total return**	(0.31)%	10.84%	5.61%	20.18%	26.56%

(j)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.
(t)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	8,781	—
Units issued	107,814	9,607
Units redeemed	(22,188)	(826)

Units, end of period	94,407	8,781

Unit value, end of period $	10.99	10.99
Assets, end of period $	1,037,727	96,498
Investment income ratio*	10.36%	1.21%
Total return, lowest to highest**	0.02% to 2.07%	6.69% to 7.25%

(a)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	506,732	475,070	472,670	454,870	391,405
Units issued	78,328	87,186	51,793	88,124	181,832
Units redeemed	(70,456)	(55,524)	(49,393)	(70,324)	(118,367)

Units, end of period	514,604	506,732	475,070	472,670	454,870

Unit value, end of period $	23.23	23.26	21.73	21.16	19.84
Assets, end of period $	11,952,294	11,787,711	10,322,942	10,001,024	9,023,050
Investment income ratio*	9.25%	6.50%	2.75%	3.75%	4.76%
Total return**	(0.15)%	7.06%	2.70%	6.67%	13.11%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Strategic Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	7,198	515	—
Units issued	156,738	11,672	515
Units redeemed	(54,717)	(4,989)	—

Units, end of period	109,219	7,198	515

Unit value, end of period $	11.33	10.70	10.28
Assets, end of period $	1,237,215	77,024	5,292
Investment income ratio*	3.04%	6.15%	69.96%
Total return, lowest to highest**	3.96% to 5.85%	2.73% to 4.08%	1.23%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (d)
Units, beginning of period	54,207	18,409	3,766	—
Units issued	38,500	39,532	15,773	4,389
Units redeemed	(11,238)	(3,734)	(1,130)	(623)

Units, end of period	81,469	54,207	18,409	3,766

Unit value, end of period $	15.33	14.48	13.93	13.62
Assets, end of period $	1,248,960	784,930	256,383	51,273
Investment income ratio*	2.74%	4.57%	6.20%	3.65%
Total return**	5.88%	3.97%	2.28%	8.93%

(d)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Strategic Opportunities Trust Series 0
	Year Ended Dec. 31/07 (i)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	28,880	4	—
Units issued	3,991	31,585	5
Units redeemed	(32,871)	(2,709)	(1)

Units, end of period	—	28,880	4

Unit value, end of period $	14.31	13.40	11.94
Assets, end of period $	—	387,026	50
Investment income ratio*	0.85%	0.00%	0.00%
Total return, lowest to highest**	6.76%	7.14% to 12.25%	7.27%

(i)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Strategic Opportunities Trust Series 1
	Year Ended Dec. 31/07 (i)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,463,792	1,678,316	1,853,876	2,066,438	2,124,457
Units issued	6,857	49,925	68,412	130,505	207,014
Units redeemed	(1,470,649)	(264,449)	(243,972)	(343,067)	(265,033)

Units, end of period	—	1,463,792	1,678,316	1,853,876	2,066,438

Unit value, end of period $	17.10	16.01	14.28	13.01	11.59
Assets, end of period $	—	23,438,187	23,960,368	24,121,175	23,938,705
Investment income ratio*	0.78%	0.01%	0.43%	0.09%	0.00%
Total return**	6.79%	12.15%	9.72%	12.31%	25.85%

(i)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	10,174	—	—
Units issued	152,876	10,718	1
Units redeemed	(27,962)	(544)	(1)

Units, end of period	135,088	10,174	—

Unit value, end of period $	17.03	15.89	15.27
Assets, end of period $	2,299,903	161,697	6
Investment income ratio*	12.97%	0.12%	0.00%
Total return, lowest to highest**	5.28% to 7.13%	4.07% to 4.95%	0.39%

(g)	Fund renamed on October 1, 2007. Previously known as Bond Index Trust B.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	112,748	207	—
Units issued	293,781	127,574	225
Units redeemed	(70,402)	(15,033)	(18)

Units, end of period	336,127	112,748	207

Unit value, end of period $	12.37	11.39	10.99
Assets, end of period $	4,159,047	1,284,476	2,274
Investment income ratio*	9.08%	0.34%	0.00%
Total return, lowest to highest**	7.18% to 8.61%	3.67% to 4.15%	(0.07)%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,170,580	1,115,248	1,021,035	1,051,424	804,407
Units issued	157,071	159,856	158,392	163,844	401,469
Units redeemed	(203,620)	(104,524)	(64,179)	(194,233)	(154,452)

Units, end of period	1,124,031	1,170,580	1,115,248	1,021,035	1,051,424

Unit value, end of period $	20.65	19.04	18.37	17.93	17.08
Assets, end of period $	23,214,442	22,283,837	20,493,352	18,308,958	17,963,495
Investment income ratio*	7.57%	3.34%	2.28%	3.84%	2.61%
Total return**	8.49%	3.60%	2.48%	4.96%	5.01%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	11,816	151	—
Units issued	33,080	18,251	151
Units redeemed	(15,586)	(6,586)	—

Units, end of period	29,310	11,816	151

Unit value, end of period $	48.65	46.25	40.10
Assets, end of period $	1,425,887	546,447	6,036
Investment income ratio*	2.76%	0.06%	0.00%
Total return, lowest to highest**	1.41% to 5.19%	12.21% to 15.33%	3.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	511,025	498,306	503,811	391,161	255,300
Units issued	66,195	75,161	90,402	192,234	153,399
Units redeemed	(40,044)	(62,442)	(95,907)	(79,584)	(17,538)

Units, end of period	537,176	511,025	498,306	503,811	391,161

Unit value, end of period $	14.66	13.94	12.09	11.44	10.24
Assets, end of period $	7,874,116	7,122,081	6,023,552	5,762,135	4,003,691
Investment income ratio*	2.22%	0.93%	1.07%	0.58%	0.00%
Total return**	5.18%	15.29%	5.70%	11.73%	30.55%

	Sub-Account
	Turner Core Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	506	—
Units issued	25,433	653
Units redeemed	(1,817)	(147)

Units, end of period	24,122	506

Unit value, end of period $	32.76	26.76
Assets, end of period $	790,298	13,557
Investment income ratio*	0.79%	1.67%
Total return, lowest to highest**	13.70% to 22.43%	3.17% to 8.52%

(a)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	U.S. Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/05 (b)
Units, beginning of period	18,108	585	—
Units issued	29,854	20,589	608
Units redeemed	(6,797)	(3,066)	(23)

Units, end of period	41,165	18,108	585

Unit value, end of period $	11.64	11.49	10.52
Assets, end of period $	479,315	208,118	6,151
Investment income ratio*	2.55%	1.27%	0.00%
Total return, lowest to highest**	0.22% to 1.31%	7.97% to 10.74%	1.88%

(u)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.
(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	1,964,359	2,228,980	2,469,930	2,677,391	2,701,501
Units issued	62,365	59,817	117,404	144,437	212,552
Units redeemed	(350,502)	(324,438)	(358,354)	(351,898)	(236,662)

Units, end of period	1,676,222	1,964,359	2,228,980	2,469,930	2,677,391

Unit value, end of period $	22.31	22.03	20.18	19.77	18.52
Assets, end of period $	37,387,276	43,266,764	44,970,116	48,840,004	49,584,271
Investment income ratio*	2.22%	1.22%	1.38%	0.86%	0.97%
Total return**	1.27%	9.18%	2.04%	6.78%	26.59%

(u)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	U.S. Global Leaders Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	3,895	49	—
Units issued	23,619	4,034	49
Units redeemed	(4,870)	(188)	—

Units, end of period	22,644	3,895	49

Unit value, end of period $	11.51	11.10	10.90
Assets, end of period $	260,696	43,231	530
Investment income ratio*	1.97%	0.00%	1.81%
Total return, lowest to highest**	3.72% to 4.85%	1.81% to 6.90%	1.93%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (d)
Units, beginning of period	139,449	204,597	9,299	—
Units issued	22,982	31,551	219,589	11,925
Units redeemed	(22,001)	(96,699)	(24,291)	(2,626)

Units, end of period	140,430	139,449	204,597	9,299

Unit value, end of period $	14.08	13.58	13.34	13.23
Assets, end of period $	1,976,766	1,894,209	2,729,838	123,009
Investment income ratio*	1.31%	0.00%	0.23%	1.17%
Total return**	3.63%	1.81%	0.87%	5.82%

(d)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	3,488	—
Units issued	57,871	5,259
Units redeemed	(26,129)	(1,771)

Units, end of period	35,230	3,488

Unit value, end of period $	12.64	12.24
Assets, end of period $	445,142	42,688
Investment income ratio*	9.75%	0.76%
Total return, lowest to highest**	2.42% to 3.25%	4.24% to 4.74%

(a)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	733,672	773,526	941,170	1,240,879	1,299,367
Units issued	226,897	57,942	56,823	124,017	295,436
Units redeemed	(189,210)	(97,796)	(224,467)	(423,726)	(353,924)

Units, end of period	771,359	733,672	773,526	941,170	1,240,879

Unit value, end of period $	17.48	16.94	16.23	15.98	15.53
Assets, end of period $	13,481,617	12,431,478	12,555,989	15,039,513	19,272,188
Investment income ratio*	8.15%	4.94%	1.81%	2.10%	3.30%
Total return**	3.15%	4.39%	1.58%	2.89%	1.73%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	3,854	—	—
Units issued	33,298	4,937	—
Units redeemed	(3,826)	(1,083)	—

Units, end of period	33,326	3,854	—

Unit value, end of period $	11.76	11.42	10.42
Assets, end of period $	391,865	44,001	3
Investment income ratio*	11.70%	0.41%	0.00%
Total return, lowest to highest**	3.00% to 3.60%	6.52% to 9.60%	1.17%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	63,180	371	—
Units issued	45,222	316,818	372
Units redeemed	(67,119)	(254,009)	(1)

Units, end of period	41,283	63,180	371

Unit value, end of period $	14.66	14.25	13.01
Assets, end of period $	605,496	900,741	4,822
Investment income ratio*	8.89%	0.06%	0.00%
Total return**	2.86%	9.57%	4.08%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	20,867	4	—
Units issued	125,664	25,907	5
Units redeemed	(18,640)	(5,044)	(1)

Units, end of period	127,891	20,867	4

Unit value, end of period $	12.37	12.41	11.21
Assets, end of period $	1,582,484	258,878	44
Investment income ratio*	1.47%	0.03%	0.00%
Total return, lowest to highest**	(3.98)% to (0.26)%	7.68% to 10.68%	3.58%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	3,105,894	3,446,247	3,711,231	1,199,921	1,128,167
Units issued	187,105	65,275	111,873	3,153,720	228,970
Units redeemed	(500,425)	(405,628)	(376,857)	(642,410)	(157,216)

Units, end of period	2,792,574	3,105,894	3,446,247	3,711,231	1,199,921

Unit value, end of period $	16.83	16.89	15.26	14.43	13.19
Assets, end of period $	47,013,690	52,467,049	52,609,938	53,540,709	15,824,781
Investment income ratio*	1.08%	0.57%	0.43%	0.14%	0.40%
Total return**	(0.34)%	10.66%	5.81%	9.39%	37.06%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	19,690	47	—
Units issued	110,966	21,615	49
Units redeemed	(33,941)	(1,972)	(2)

Units, end of period	96,715	19,690	47

Unit value, end of period $	19.33	15.17	11.57
Assets, end of period $	1,869,476	298,683	547
Investment income ratio*	2.35%	0.10%	0.00%
Total return, lowest to highest**	12.22% to 27.43%	25.74% to 31.06%	3.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	507,965	214,242	262,919	86,095	59,608
Units issued	372,247	461,446	295,499	229,797	232,158
Units redeemed	(510,366)	(167,723)	(344,176)	(52,973)	(205,671)

Units, end of period	369,846	507,965	214,242	262,919	86,095

Unit value, end of period $	24.26	19.04	14.54	12.44	9.61
Assets, end of period $	8,972,614	9,672,916	3,114,125	3,271,438	827,660
Investment income ratio*	2.06%	1.34%	0.45%	0.63%	0.97%
Total return**	27.40%	31.00%	16.82%	29.42%	34.54%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

7. Financial Highlights

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)
Units, beginning of period	18,887	46	—
Units issued	137,891	22,949	46
Units redeemed	(33,129)	(4,108)	—

Units, end of period	123,649	18,887	46

Unit value, end of period $	15.05	13.90	11.48
Assets, end of period $	1,860,649	262,517	527
Investment income ratio*	1.55%	0.08%	0.00%
Total return, lowest to highest**	(0.18)% to 8.26%	13.77% to 21.03%	5.54%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of period	792,456	800,166	857,071	927,735	901,064
Units issued	56,113	175,256	64,856	103,866	172,244
Units redeemed	(171,323)	(182,966)	(121,761)	(174,530)	(145,573)

Units, end of period	677,246	792,456	800,166	857,071	927,735

Unit value, end of period $	32.36	29.90	24.71	21.95	19.06
Assets, end of period $	21,916,100	23,697,339	19,767,664	18,811,290	17,679,245
Investment income ratio*	1.34%	0.37%	0.62%	0.60%	1.19%
Total return**	8.22%	21.04%	12.56%	15.18%	38.76%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)	Resolutions of Board of Directors of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) establishing Separate Account N. Incorporated by reference to exhibit A (1) to the pre-effective amendment no. 1 file number 333-71312 filed with the Commission on January 2, 2002.

(b)	Not applicable.

(c)	(1) Distribution Agreement between John Hancock Life Insurance Company (U.S.A.) and ManEquity, Inc. dated January 1, 2001. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(2)	Form of General Agent Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to pre-effective number 1 file number 333-126668 filed with the Commission on October 12, 2005.

(3)	Form of General Agent Selling Agreement by and among John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(d) Form of Specimen Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(5)(a) to this registration statement on Form S-6 filed on August 20, 2002.

(e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 7 file number 33-52310 filed with the Commission on April 26, 1996. (2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 9 file number 33-52310 filed with the Commission on April 26, 1996.

(f)(1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication dated January 1, 2005. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(2) By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992. Incorporated by reference to pre-effective amendment no. 1 file number 333- 126668 filed with the Commission on October 12, 2005.

(a)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(b)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(c)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(g)	The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(2)

Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John

Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(3)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post- effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(4)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(i)	(1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company dated April 28, 2004. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(j)	Not applicable.

(k)	Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit 2 (a) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

(i)	Powers of Attorney for James R. Boyle, John DesPrez III, John R. Ostler, Rex Schlaybaugh, Jr., Diana Scott, and Warren Thomson are incorporated by reference to post-effective amendment number 6 file number 333-71136 filed with the Commission on April 28, 2006.

(ii)	Powers of Attorney for Marc Costantini, Steven A. Finch, Hugh McHaffie and Katherine MacMillan are incorporated by reference to post-effective amendment number 7 file number 333-71136 filed with the Commission on April 30, 2007.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) as of April 1, 2008

Name and Principal Business Address	Position with Depositor
Directors
James R. Boyle**	Director
Marc Costantini*	Director
John D. DesPrez III*	Director
Steven A. Finch**	Director
Hugh McHaffie*	Director
Katherine MacMillan*****	Director
Rex Schlaybaugh, Jr.*******	Director
Diana Scott*	Director
Warren Thomson**	Director
Officers
John D. DesPrez III*	Chairman and President
Hugh McHaffie*	Executive Vice President, Wealth Management
James R. Boyle**	Executive Vice President, Life Insurance
Stephen R. McArthur****	Executive Vice President and General Manager, Reinsurance

Name and Principal Business Address	Position with Depositor
Steven A. Finch**	Executive Vice President and General Manager, JH Insurance
Katherine MacMillan*****	Executive Vice President and General Manager, JH RPS
Marc Costantini*	Executive Vice President and General Manager, JH Annuities
Jonathan Chiel*	Executive Vice President and General Counsel
Warren Thomson**	Executive Vice President US Investments
Executive Vice President and Chief Investment Officer, US
Scott Hartz**	Investments
Lynne Patterson*	Senior Vice President and Chief Financial Officer
Diana Scott*	Senior Vice President, Human Resources
Peter Levitt	Senior Vice President and Treasurer
Jeffery Whitehead	Vice President and Controller
Emanuel Alves*	Vice President, Counsel and Corporate Secretary
Mitchell A. Karman**	Vice President, Chief Compliance Officer and Counsel
John Brabazon**	Vice President & CFO, US Investments
Peter Mitsopoulos******	Vice President, Treasury
Kris Ramdial*****	Vice President, Treasury
Philip Clarkson**	Vice President, Taxation
Brian Collins****	Vice President, Taxation
John H. Durfey****	Assistant Secretary
Kwong Yiu****	Assistant Secretary
Grace O’Connell*	Assistant Secretary
Deanna Garland**	Assistant Secretary

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 197 Clarendon Street, Boston, MA 02117

***	Principal business office is 200 Clarendon Street, Boston, MA 02117

****	Principal business office is 200 Bloor Street, Toronto, Canada M4W1E5

*****	Principal business office is 250 Bloor Street, Toronto, Canada M4W1E5

******	Principal business office is 380 Stuart Street, Boston, MA 02117

*******	Principal business Office is 400 Renaissance Center, Detroit, MI 48243

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock (USA), operated as a unit investment trust. Registrant supports benefits payable under John Hancock USA’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock (USA) as of December 31, 2007 appears below:

Subsidiary Name

Manulife Reinsurance Limited (Bermuda) Cavalier Cable, Inc.

John Hancock Investment Management Services, LLC Manulife Reinsurance (Bermuda) Limited Manulife Service Corporation

John Hancock Life Insurance Company of NewYork Ennal, Inc.

John Hancock Distributors, LLC

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker- dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC as of April 1, 2008.

Name	Title
Edward Eng*****	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Warren Thomson**	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager

Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng*****	Services
Steven A. Finch**	President and CEO
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Chief Financial Officer and Financial Operations Principal
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	Vice President, Annuity Distribution

*	Principal Business Office is 601 Congress Street, Boston, MA 02210

**	Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***	Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 22nd day of April, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT A

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ John D. DesPrez III

John D. DesPrez III

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ John D. DesPrez III

John D. DesPrez III

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 22nd day of April, 2008.

/s/ Lynne Patterson	Senior Vice President and Chief Financial Officer
Lynne Patterson

/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

*	Director
James R. Boyle

*	Director
Marc Costantini

*	Director
John D. DesPrez III

*	Director
Steven A. Finch

*	Director
Katherine MacMillan

*	Director
Hugh McHaffie

*	Director
Rex Schlaybaugh, Jr.

*	Director
Diana Scott

*	Director
Warren A. Thomson

/s/ James C. Hoodlet
James C. Hoodlet
Pursuant to Power of Attorney

May, 2008

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account A (the “Account” or “Separate Account”).

1. The prospectuses for the “Accumulator II,” “EPVUL,” “VUL Protector,” and “SPVL” products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

500 Index	Fundamental Value	Mid Cap Value
500 Index B	Global	Money Market
Active Bond	Global Allocation	Natural Resources
All Cap Core	Global Bond	Optimized All Cap
All Cap Growth	Global Real Estate	Optimized Value
All Cap Value	Health Sciences	Pacific Rim
American Asset Allocation	High Yield	PIMCO VIT All Asset
American Blue Chip Income and Growth	Income & Value	Real Estate Securities
American Bond	Index Allocation	Real Return Bond
American Growth	International Core	Science & Technology
American Growth-Income	International Equity Index A	Small Cap
American International	International Opportunities	Small Cap Index
Blue Chip Growth	International Small Cap	Small Cap Opportunities
Capital Appreciation	International Value	Small Cap Value
Capital Appreciation Value	Investment Quality Bond	Small Company Value
Classic Value	Large Cap	Strategic Bond
Core Allocation Plus	Large Cap Value	Strategic Income
Core Bond	Lifestyle Aggressive	Total Return
Core Equity	Lifestyle Balanced	Total Stock Market Index
Disciplined Diversification	Lifestyle Conservative	U.S. Core
Emerging Growth	Lifestyle Growth	U.S. Government Securities
Emerging Small Company	Lifestyle Moderate	U.S. High Yield Bond
Equity-Income	Mid Cap Index	U.S. Large Cap
Financial Services	Mid Cap Intersection	Utilities
Franklin Templeton Founding Allocation	Mid Cap Stock	Value

1

2. The last two tables appearing in the section entitled “FEE TABLES” are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each of the portfolios. Except as indicated in the footnotes at the end of the table, the expenses are expressed as a percentage of the portfolio’s average net assets for the fiscal year ending December 31, 2007. Except for the 500 Index B portfolio, all of the portfolios shown in the table are Series 1 shares that are subject to Rule 12b-1 fees. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for the portfolio.

Portfolio Annual Expenses

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses [1]	Contractual Expense Reimbursement	Net Fund Operating Expenses
500 Index[3], [14]	0.46%	0.05%	0.03%	0.00%	0.54%	0.00%	0.54%
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.05%	0.03%	0.00%	0.68%	0.00%	0.68%
All Cap Core[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%
All Cap Growth[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
All Cap Value[3]	0.83%	0.05%	0.07%	0.00%	0.95%	0.00%	0.95%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.05%	0.02%	0.00%	0.88%	0.00%	0.88%
Capital Appreciation[3]	0.73%	0.05%	0.04%	0.00%	0.82%	0.00%	0.82%
Capital Appreciation Value[3,6]	0.85%	0.05%	0.11%	0.00%	1.01%	0.00%	1.01%
Classic Value[3]	0.80%	0.05%	0.07%	0.00%	0.92%	0.00%	0.92%
Core Allocation Plus[3,6]	0.92%	0.05%	0.14%	0.00%	1.11%	0.00%	1.11%
Core Bond[3]	0.64%	0.05%	0.11%	0.00%	0.80%	0.01%	0.79%
Core Equity[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%
Disciplined Diversification[3,6,8]	0.80%	0.05%	0.14%	0.00%	0.99%	0.24%	0.75%
Emerging Growth[3]	0.80%	0.05%	0.17%	0.00%	1.02%	0.00%	1.02%
Emerging Small Company[3]	0.97%	0.05%	0.05%	0.00%	1.07%	0.00%	1.07%
Equity-Income[3,7]	0.81%	0.05%	0.03%	0.00%	0.89%	0.00%	0.89%
Financial Services[3]	0.81%	0.05%	0.05%	0.00%	0.91%	0.00%	0.91%
Franklin Templeton Founding Allocation [6], [9]	0.05%	0.05%	0.03%	0.86%	0.99%	0.05%	0.94%
Fundamental Value[3]	0.76%	0.05%	0.04%	0.00%	0.85%	0.00%	0.85%
Global[3,10,11,12]	0.81%	0.05%	0.11%	0.00%	0.97%	0.01%	0.96%
Global Allocation[3]	0.85%	0.05%	0.11%	0.05%	1.06%	0.00%	1.06%
Global Bond[3]	0.70%	0.05%	0.11%	0.00%	0.86%	0.00%	0.86%

2

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses [1]	Contractual Expense Reimbursement	Net Fund Operating Expenses
Global Real Estate[3,6]	0.93%	0.05%	0.13%	0.00%	1.11%	0.00%	1.11%
Health Sciences[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
High Yield[3]	0.66%	0.05%	0.04%	0.00%	0.75%	0.00%	0.75%
Income and Value[3]	0.80%	0.05%	0.06%	0.00%	0.91%	0.00%	0.91%
Index Allocation[6,13]	0.05%	0.05%	0.03%	0.53%	0.66%	0.06%	0.60%
International Core[3]	0.89%	0.05%	0.13%	0.00%	1.07%	0.00%	1.07%
International Equity Index A3, 14	0.53%	0.05%	0.03%	0.01%	0.62%	0.01%	0.61%
International Opportunities[3]	0.87%	0.05%	0.12%	0.00%	1.04%	0.00%	1.04%
International Small Cap[3]	0.91%	0.05%	0.21%	0.00%	1.17%	0.00%	1.17%
International Value[3,10]	0.81%	0.05%	0.16%	0.00%	1.02%	0.02%	1.00%
Investment Quality Bond[3]	0.59%	0.05%	0.07%	0.00%	0.71%	0.00%	0.71%
Large Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.01%	0.79%
Large Cap Value[3]	0.81%	0.05%	0.04%	0.00%	0.90%	0.00%	0.90%
Lifestyle Aggressive	0.04%	0.05%	0.02%	0.87%	0.98%	0.00%	0.98%
Lifestyle Balanced	0.04%	0.05%	0.02%	0.82%	0.93%	0.00%	0.93%
Lifestyle Conservative	0.04%	0.05%	0.02%	0.76%	0.87%	0.00%	0.87%
Lifestyle Growth	0.04%	0.05%	0.02%	0.85%	0.96%	0.00%	0.96%
Lifestyle Moderate	0.04%	0.05%	0.02%	0.80%	0.91%	0.00%	0.91%
Mid Cap Index[3,14]	0.47%	0.05%	0.03%	0.00%	0.55%	0.01%	0.54%
Mid Cap Intersection[3]	0.87%	0.05%	0.06%	0.00%	0.98%	0.00%	0.98%
Mid Cap Stock[3]	0.84%	0.05%	0.05%	0.00%	0.94%	0.01%	0.93%
Mid Cap Value[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
Money Market[3]	0.48%	0.05%	0.03%	0.00%	0.56%	0.01%	0.55%
Natural Resources[3]	1.00%	0.05%	0.08%	0.00%	1.13%	0.00%	1.13%
Optimized All Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.00%	0.80%
Optimized Value[3]	0.65%	0.05%	0.04%	0.00%	0.74%	0.00%	0.74%
Pacific Rim[3]	0.80%	0.05%	0.27%	0.00%	1.12%	0.01%	1.11%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.05%	0.03%	0.00%	0.78%	0.00%	0.78%
Real Return Bond[3,16,17]	0.68%	0.05%	0.06%	0.00%	0.79%	0.00%	0.79%
Science and Technology[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
Small Cap[3]	0.85%	0.05%	0.09%	0.01%	1.00%	0.01%	0.99%
Small Cap Index[3,14]	0.48%	0.05%	0.03%	0.00%	0.56%	0.00%	0.56%
Small Cap Opportunities[3]	0.99%	0.05%	0.04%	0.00%	1.08%	0.00%	1.08%
Small Cap Value[3]	1.06%	0.05%	0.05%	0.00%	1.16%	0.00%	1.16%
Small Company Value[3,7]	1.02%	0.05%	0.04%	0.00%	1.11%	0.00%	1.11%
Strategic Bond[3]	0.67%	0.05%	0.07%	0.00%	0.79%	0.00%	0.79%
Strategic Income[3]	0.69%	0.05%	0.09%	0.00%	0.83%	0.00%	0.83%
Total Return[3,11,16]	0.69%	0.05%	0.06%	0.00%	0.80%	0.00%	0.80%
Total Stock Market Index[3,14]	0.48%	0.05%	0.04%	0.00%	0.57%	0.01%	0.56%
U.S. Core[3]	0.76%	0.05%	0.05%	0.00%	0.86%	0.01%	0.85%
U.S. Government Securities[3]	0.61%	0.05%	0.07%	0.00%	0.73%	0.00%	0.73%
U.S. High Yield Bond[3]	0.73%	0.05%	0.05%	0.00%	0.83%	0.01%	0.82%
U.S Large Cap[3]	0.82%	0.05%	0.03%	0.00%	0.90%	0.00%	0.90%
Utilities[3,6]	0.82%	0.05%	0.15%	0.00%	1.02%	0.01%	1.01%
Value[3]	0.74%	0.05%	0.04%	0.00%	0.83%	0.00%	0.83%

3

1.

Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

2.

John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

[3].

Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

4.

Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

5.

The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

6.

For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

7.

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

8.

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

9.

The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

10.

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

11.	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.
12.

The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees,

4

transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

[13].

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

14.

The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

15.

Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

16.	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.
17.

The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

5

3. The section of the prospectus entitled “TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS” is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, and American Bond portfolios invests in shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, Growth, and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

6

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index	MFC Global Investment Management (U.S.A.) Limited	Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the Index 500 Fund’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics as securities that are in the S&P 500 Index.

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

7

Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth- Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity- related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

8

Portfolio	Portfolio Manager	Investment Objective and Strategy
Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% - 75%
		Fixed Income Securities: 30%	25% - 35%

Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.

Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small- capitalization companies. The subadviser defines securities of small- capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

9

Portfolio	Portfolio Manager	Investment Objective and Strategy
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

		Moody’s	Ba through C
		Standard & Poor’s	BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

10

Portfolio	Portfolio Manager	Investment Objective and Strategy
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad -based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

11

Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Money Market	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

12

Portfolio	Portfolio Manager	Investment Objective and Strategy
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity- related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small- capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

13

Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

14

Portfolio	Portfolio Manager	Investment Objective and Strategy
Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*

“Dow Jones Wilshire 5000 Index ®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000, ®” “Russell 2000, ®” “Russell 2500, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company. “S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ® ” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

4. Insert the following paragraph at the end of the section of the prospectus entitled “Transfers of Policy Value.”

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

5. The discussion under the section of the prospectus entitled “TAX TREATMENT OF THE POLICY” is deleted and the following is substituted in its place.

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC

15

tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in

16

excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

17

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover if there is a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7- pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A

18

policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

19

In addition to the disclosure contained herein, John Hancock (USA) has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock (USA) and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock (USA) representative. The SAI may be obtained by contacting the John Hancock (USA) Servicing Office. You should also contact the John Hancock (USA) Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.